Dreyfus

BASIC S&P 500

Stock Index Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            21   Statement of Financial Futures

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC

                                                       S&P 500 Stock Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steve Falci and Jocelin Reed.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus BASIC S& P 500 Stock Index Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Steve Falci and Jocelin Reed, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, Dreyfus BASIC S&P 500 Stock Index Fund produced a total return of 7.08%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a total return of 7.18% for the same period.(2) The difference in returns was primarily
due    to    transaction    costs   and   other   fund   operating   expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S&P 500 Index is dominated by large-cap blue chip stocks that cover
nearly    75%    of    total    U.S.    market    capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the fund's objective, which is to seek to match the performance of the S& P 500 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The six-month reporting period was marked by high levels of stock market volatility and changing investor preferences in three areas: technology versus non-technology sectors; small-cap versus mid- and large-cap stocks; and growth
versus    value    investment    styles.

From November 1, 1999, through mid-March 2000, the U.S. stock market advanced sharply, driven primarily by strong gains within the volatile technology sector. During this period, the prices of many high-flying tech stocks continued to climb, especially those stocks that were related to the "new economy" of Internet-related products and services. In this environment, large-cap stocks
underperformed    their    small-    and    mid-cap    counterparts.

By mid-March, however, those trends had reversed themselves when many technology stocks quickly fell out of favor. Even during this downturn in the technology sector as a whole, there were days when tech stocks bounced back to report strong gains, which increased the stock market's volatility levels. In this environment, large-cap stocks generally outpaced small-cap stocks.

During the reporting period, the largest gains within the S&P 500 Index, and therefore the fund as well, came from its technology group, which includes
electronic   instruments,   electronic   semiconductors,   electrical  defense,
communications equipment and computer systems companies. In addition, the S&P 500 Index's holdings within the energy area, including oil and gas drilling, oil well equipment and services and natural gas companies, provided strong returns,
as    did    its    entertainment    stocks.

On the other hand, the poorest performing returns of the S&P 500 Index, and therefore of the fund as well during the reporting period, were generated from its financial stocks, specifically within insurance companies, savings and loans, and money center banks. In addition, the stocks of basic materials companies, which include metal and glass containers, miscellaneous metal companies, and hotel and motel stocks as well as consumer staples firms such as household products and food companies, provided disappointing returns.

What is the fund's current strategy?

The fund is an index fund, and its goal is to replicate the return of the S&P 500 Index. Therefore, the fund's strategy is to hold all 500 stocks that make up
the   S&  P   500   Index   in   an   effort   to  capture  a  similar  return.

As of the end of the reporting period, the largest sector weightings of the S&P 500 Index, and for the fund as well, were approximately as follows: technology - 30% ; interest sensitive - 17% ; healthcare - 10%; consumer cyclicals - 8%; utilities - 8%; producer goods - 7%; energy - 6%; and consumer staples - 4%. Of course, this allocation may be subject to change.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--98.2%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.9%

Anheuser-Busch Cos.                                                                              73,000                5,151,063

Brown-Forman, Cl. B                                                                              10,700                  583,819

Coors (Adolph), Cl. B                                                                             5,815                  296,565

Philip Morris Cos.                                                                              371,100                8,117,813

Seagram                                                                                          68,000                3,672,000

UST                                                                                              26,800                  402,000

                                                                                                                      18,223,260

CONSUMER CYCLICAL--8.4%

AMR                                                                                              23,200  (a)             790,250

Albertson's                                                                                      66,486                2,164,950

AutoZone                                                                                         22,200  (a)             509,213

Bed Bath & Beyond                                                                                22,000  (a)             807,125

Best Buy                                                                                         32,100  (a)           2,592,075

Black & Decker                                                                                   13,600                  572,050

Brunswick                                                                                        14,400                  276,300

CVS                                                                                              61,418                2,671,683

Circuit City Group                                                                               31,936                1,878,236

Consolidated Stores                                                                              17,400  (a)             216,413

Cooper Tire and Rubber                                                                           11,903                  160,691

Costco Wholesale                                                                                 69,700  (a)           3,768,156

Dana                                                                                             25,799                  783,645

Darden Restaurants                                                                               20,200                  372,438

Delphi Automotive Systems                                                                        88,572                1,693,940

Delta Air Lines                                                                                  20,400                1,076,100

Dillard's, Cl. A                                                                                 16,500                  229,969

Dollar General                                                                                   41,437                  947,871

Eastman Kodak                                                                                    49,500                2,768,906

Federated Department Stores                                                                      32,900  (a)           1,118,600

Ford Motor                                                                                      189,500               10,363,281

Gap                                                                                             133,500                4,906,125

General Motors                                                                                  100,400                9,399,950

Grainger (W.W.)                                                                                  14,600                  633,275

Great Atlantic & Pacific                                                                          6,043                  110,662

Harley-Davidson                                                                                  47,400                1,887,113

Harrah's Entertainment                                                                           20,194  (a)             415,239

Hasbro                                                                                           27,575                  439,477

Hilton Hotel                                                                                     57,800                  491,300


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Home Depot                                                                                      361,100               20,244,169

K mart                                                                                           76,400  (a)             620,750

Kohl's                                                                                           51,200  (a)           2,457,600

Kroger                                                                                          130,900  (a)           2,429,831

Leggett & Platt                                                                                  30,800                  658,350

Limited                                                                                          33,700                1,522,819

Liz Claiborne                                                                                     9,300                  430,706

Longs Drug Stores                                                                                 6,138                  142,709

Lowes                                                                                            60,000                2,970,000

Marriott International, Cl. A                                                                    39,000                1,248,000

Mattel                                                                                           66,000                  808,500

May Department Stores                                                                            52,200                1,435,500

Maytag                                                                                           13,200                  454,575

McDonald's                                                                                      212,400                8,097,750

Mirage Resorts                                                                                   30,300  (a)             617,363

NIKE, Cl. B                                                                                      43,300                1,880,844

Navistar International                                                                            9,900  (a)             346,500

Nordstrom                                                                                        21,300                  592,406

Office Depot                                                                                     51,600  (a)             545,025

PACCAR                                                                                           12,322                  586,065

Penney (J.C.)                                                                                    40,900                  564,931

Polaroid                                                                                          7,000                  141,313

Reebok International                                                                              8,815  (a)             149,855

Rite Aid                                                                                         40,600                  203,000

Russell                                                                                           5,214                  102,325

Safeway                                                                                          79,800  (a)           3,521,175

Sears, Roebuck & Co.                                                                             59,300                2,171,863

Southwest Airlines                                                                               79,162                1,716,826

Springs Industries                                                                                2,800                  114,975

Staples                                                                                          73,650  (a)           1,403,953

TJX Cos.                                                                                         48,600                  932,513

Tandy                                                                                            30,352                1,730,064

Target                                                                                           68,700                4,572,844

Toys R Us                                                                                        37,600  (a)             573,400

Tricon Global Restaurants                                                                        23,730  (a)             809,786

US Airways Group                                                                                 11,200  (a)             311,500

V.F.                                                                                             18,500                  522,625

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Wal-Mart Stores                                                                                 698,600               38,684,975

Walgreen                                                                                        157,800                4,438,125

Wendy's International                                                                            18,747                  419,464

Whirlpool                                                                                        11,700                  761,963

Winn-Dixie Stores                                                                                22,900                  379,281

                                                                                                                     166,361,251

CONSUMER STAPLES--4.2%

Alberto-Culver, Cl. B                                                                             8,744                  206,577

Archer Daniels Midland                                                                           95,250                  946,547

Avon Products                                                                                    38,036                1,578,494

Bestfoods                                                                                        43,800                2,200,950

Campbell Soup                                                                                    66,900                1,739,400

Clorox                                                                                           37,100                1,363,425

Coca-Cola                                                                                       387,400               18,232,013

Coca-Cola Enterprises                                                                            66,700                1,421,544

Colgate-Palmolive                                                                                91,400                5,221,225

ConAgra                                                                                          77,232                1,457,754

Fortune Brands                                                                                   25,771                  644,275

General Mills                                                                                    47,200                1,716,900

Gillette                                                                                        168,200                6,223,400

Heinz (H.J.)                                                                                     55,600                1,890,400

Hershey Foods                                                                                    21,700                  984,638

International Flavors & Fragrances                                                               16,500                  568,219

Kellogg                                                                                          63,600                1,554,225

Nabisco Group Holdings                                                                           51,200                  659,200

National Service Industries                                                                       6,400                  137,600

Newell Rubbermaid                                                                                44,278                1,115,252

Owens-Illinois                                                                                   23,500  (a)             317,250

PepsiCo                                                                                         228,300                8,375,756

Procter & Gamble                                                                                206,400               12,306,600

Quaker Oats                                                                                      21,000                1,368,938

Ralston-Purina Group                                                                             47,300                  836,619

SUPERVALU                                                                                        21,900                  453,056

Sara Lee                                                                                        142,500                2,137,500

Sysco                                                                                            51,804                1,949,126

Tupperware                                                                                        9,000                  169,875


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Unilever, N.V.                                                                                   89,678                4,085,954

Wrigley, (Wm) Jr                                                                                 18,200                1,317,225

                                                                                                                      83,179,937

ENERGY--5.8%

Amerada Hess                                                                                     14,200                  903,475

Anadarko Petroleum                                                                               20,000                  868,750

Apache                                                                                           17,900                  867,031

Baker Hughes                                                                                     51,620                1,642,161

Burlington Resources                                                                             34,106                1,340,792

Chevron                                                                                         102,900                8,759,363

Coastal                                                                                          33,520                1,682,285

Columbia Energy Group                                                                            12,700                  796,925

Conoco, Cl. B                                                                                    98,207                2,442,899

Duke Energy                                                                                      57,361                3,298,258

Eastern Enterprises                                                                               4,218                  256,771

El Paso Energy                                                                                   35,800                1,521,500

Enron                                                                                           112,200                7,818,938

Exxon Mobil                                                                                     541,678               42,081,610

Halliburton                                                                                      69,300                3,062,194

McDermott International                                                                           9,300                   75,563

Nicor                                                                                             7,400                  250,675

ONEOK                                                                                             4,882                  123,271

Occidental Petroleum                                                                             57,700                1,236,944

Peoples Energy                                                                                    5,570                  173,018

Phillips Petroleum                                                                               39,700                1,883,269

Rowan Cos.                                                                                       14,510  (a)             405,373

Royal Dutch Petroleum                                                                           336,300               19,295,213

Sunoco                                                                                           14,168                  429,468

Texaco                                                                                           86,700                4,291,650

Tosco                                                                                            22,600                  724,613

Transocean Sedco Forex                                                                           32,800                1,541,600

USX-Marathon Group                                                                               48,700                1,135,319

Union Pacific Resources Group                                                                    39,507                  758,041

Unocal                                                                                           38,000                1,227,875

Williams Cos.                                                                                    68,200                2,544,713

                                                                                                                     113,439,557

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--9.5%

ALZA                                                                                             16,000  (a)             705,000

Abbott Laboratories                                                                             241,100                9,267,281

Allergan                                                                                         20,600                1,212,825

American Home Products                                                                          204,800               11,507,200

Amgen                                                                                           160,220  (a)           8,972,320

Bard (C.R.)                                                                                       8,000                  348,500

Bausch & Lomb                                                                                     9,064                  547,239

Baxter International                                                                             45,600                2,969,700

Becton, Dickinson & Co.                                                                          39,500                1,012,188

Biogen                                                                                           23,600  (a)           1,387,975

Biomet                                                                                           17,700                  631,669

Boston Scientific                                                                                65,000  (a)           1,722,500

Bristol-Myers Squibb                                                                            311,100               16,313,306

Cardinal Health                                                                                  44,100                2,428,256

Columbia/HCA Healthcare                                                                          88,400                2,513,875

Guidant                                                                                          48,200  (a)           2,765,475

HEALTHSOUTH                                                                                      60,600  (a)             488,588

Humana                                                                                           26,300  (a)             202,181

Johnson & Johnson                                                                               218,200               18,001,500

Lilly (Eli) & Co.                                                                               171,000               13,220,438

Mallinckrodt Group                                                                               10,800                  290,250

Manor Care                                                                                       16,200  (a)             193,388

McKesson HBOC                                                                                    44,154                  745,099

Medtronic                                                                                       187,300                9,727,894

Merck & Co.                                                                                     366,600               25,478,700

Pfizer                                                                                          607,200               25,578,300

Schering-Plough                                                                                 230,400                9,288,000

Sigma-Aldrich                                                                                    15,800                  464,125

St. Jude Medical                                                                                 13,200  (a)             411,675

Tenet Healthcare                                                                                 48,900                1,246,950

UnitedHealth Group                                                                               26,600                1,773,888

Warner-Lambert                                                                                  134,700               15,330,544

Watson Pharmaceuticals                                                                           15,100  (a)             678,556

Wellpoint Health Networks                                                                        10,000  (a)             737,500

                                                                                                                     188,162,885

INTEREST SENSITIVE--17.0%

AFLAC                                                                                            41,700                2,035,481


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Aetna                                                                                            23,027                1,332,688

Allstate                                                                                        126,300                2,983,838

American Express                                                                                 70,200               10,534,388

American General                                                                                 38,738                2,169,328

American International Group                                                                    242,861               26,638,816

Amsouth Bancorp                                                                                  61,300                  892,681

Aon                                                                                              40,250                1,089,266

Associates First Capital, Cl. A                                                                 114,222                2,534,301

BB&T                                                                                             54,500                1,451,063

Bank One                                                                                        179,898                5,486,889

Bank of America                                                                                 267,804               13,122,396

Bank of New York                                                                                115,528                4,743,869

Bear Stearns Cos.                                                                                18,348                  786,671

Block (H&R)                                                                                      15,400                  643,913

CIGNA                                                                                            26,400                2,105,400

Capital One Financial                                                                            30,900                1,351,875

Cendant                                                                                         110,786  (a)           1,710,259

Chase Manhattan                                                                                 129,382                9,323,590

Chubb                                                                                            27,600                1,756,050

Cincinnati Financial                                                                             25,700                1,036,031

Citigroup                                                                                       528,887               31,435,721

Comerica                                                                                         24,550                1,040,306

Conseco                                                                                          51,271                  278,786

Countrywide Credit Industries                                                                    17,800                  491,725

Equifax                                                                                          22,200                  542,513

Fannie Mae                                                                                      160,800                9,698,250

Federal Home Loan Mortgage                                                                      109,000                5,007,188

Fifth Third Bancorp                                                                              48,425                3,056,828

First Union                                                                                     154,934                4,938,521

Firstar                                                                                         153,774                3,825,128

FleetBoston Financial                                                                           143,624                5,089,676

Franklin Resources                                                                               39,000                1,257,750

General Electric                                                                                514,600               80,920,850

Golden West Financial                                                                            25,300                  863,363

Hartford Financial Services Group                                                                34,800                1,816,125

Household International                                                                          73,741                3,078,687

Huntington Bancshares                                                                            35,897                  655,120

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Jefferson-Pilot                                                                                  16,400                1,091,625

Keycorp                                                                                          70,200                1,298,700

Lehman Brothers Holdings                                                                         18,800                1,542,775

Lincoln National                                                                                 30,700                1,068,744

Loews                                                                                            16,600                  915,075

MBIA                                                                                             15,600                  771,225

MBNA                                                                                            125,712                3,339,225

MGIC Investment                                                                                  16,600                  793,688

Marsh & McLennan Cos.                                                                            41,850                4,124,841

Mellon Financial                                                                                 79,800                2,563,575

Merrill Lynch                                                                                    58,100                5,922,569

Morgan (J.P.)                                                                                    27,200                3,491,800

Morgan Stanley Dean Witter & Co.                                                                178,710               13,715,993

National City                                                                                    96,700                1,643,900

Northern Trust                                                                                   34,900                2,237,963

Old Kent Financial                                                                               20,800                  626,600

PNC Bank                                                                                         46,100                2,011,113

Paine Webber Group                                                                               22,400                  982,800

Progressive                                                                                      11,500                  752,531

Providian Financial                                                                              22,250                1,959,391

Regions Financial                                                                                34,300                  701,006

SLM Holding                                                                                      25,000                  782,813

Safeco                                                                                           20,400                  451,350

Schwab (Charles)                                                                                128,600                5,722,700

SouthTrust                                                                                       26,300                  627,913

St. Paul Cos.                                                                                    35,692                1,271,528

State Street                                                                                     25,100                2,431,563

Summit Bancorp                                                                                   27,400                  695,275

SunTrust Banks                                                                                   50,200                2,547,650

Synovus Financial                                                                                43,900                  814,894

T. Rowe Price Associates                                                                         18,800                  716,750

Torchmark                                                                                        20,616                  516,689

U.S. Bancorp                                                                                    118,151                2,399,942

Union Planters                                                                                   22,100                  625,706

UnumProvident                                                                                    37,672                  640,424

Wachovia                                                                                         31,800                1,993,463

Washington Mutual                                                                                90,557                2,314,863


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Wells Fargo                                                                                     258,980               10,634,366

                                                                                                                     334,468,358

INTERNET RELATED--1.7%

America Online                                                                                  357,900  (a)          21,406,894

3COM                                                                                             53,700  (a)           2,117,794

Yahoo!                                                                                           82,600  (a)          10,758,650

                                                                                                                      34,283,338

PRODUCER GOODS--6.8%

Air Products & Chemicals                                                                         36,000                1,118,250

Alcan Aluminium                                                                                  34,400                1,126,600

Alcoa                                                                                            57,700                3,743,288

Allegheny Technologies                                                                           14,683                  355,145

Armstrong World Industries                                                                        6,300  (a)             123,244

Ashland                                                                                          11,100                  378,788

Avery Dennison                                                                                   17,692                1,161,038

Ball                                                                                              4,700                  148,050

Barrick Gold                                                                                     61,800                1,039,013

Bemis                                                                                             8,200                  301,863

Bethlehem Steel                                                                                  20,600  (a)             110,725

Boeing                                                                                          136,244                5,407,184

Boise Cascade                                                                                     9,014                  293,518

Briggs & Stratton                                                                                 3,600                  138,150

Burlington Northern Santa Fe                                                                     71,717                1,730,173

CSX                                                                                              34,200                  716,063

Caterpillar                                                                                      55,800                2,200,613

Centex                                                                                            9,314                  224,700

Champion International                                                                           15,100                  992,825

Cooper Industries                                                                                14,800                  507,825

Crane                                                                                            10,350                  278,156

Crown Cork & Seal                                                                                20,300                  329,875

Cummins Engine                                                                                    6,447                  229,271

Deere & Co.                                                                                      36,700                1,481,763

Dow Chemical                                                                                     34,425                3,890,025

duPont (E.I.) deNemours & Co.                                                                   163,794                7,769,978

Eastman Chemical                                                                                 12,226                  639,573

Ecolab                                                                                           20,300                  792,969

Emerson Electric                                                                                 67,600                3,709,550

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Engelhard                                                                                        19,700                  345,981

FMC                                                                                               4,800  (a)             279,300

FedEx                                                                                            45,892  (a)           1,729,555

Fluor                                                                                            11,889                  399,025

Fort James                                                                                       33,900                  811,481

Freeport-McMoRan Copper, Cl. B                                                                   25,600  (a)             246,400

General Dynamics                                                                                 31,500                1,842,750

Genuine Parts                                                                                    27,900                  732,375

Georgia-Pacific                                                                                  26,800                  984,900

Goodrich (B.F.)                                                                                  17,300                  551,438

Goodyear Tire & Rubber                                                                           24,500                  676,813

Grace (W.R.) & Co.                                                                               11,300  (a)             146,900

Great Lakes Chemical                                                                              9,003                  242,518

Hercules                                                                                         16,700                  259,894

Homestake Mining                                                                                 40,800                  244,800

Honeywell International                                                                         124,150                6,952,400

ITT Industries                                                                                   13,800                  435,563

Illinois Tool Works                                                                              47,100                3,017,344

Inco                                                                                             30,100  (a)             470,313

Ingersoll-Rand                                                                                   25,650                1,203,947

International Paper                                                                              64,908                2,385,369

Kansas City Southern Industries                                                                  17,300                1,243,438

Kaufman & Broad Home                                                                              7,500                  144,375

Kerr-McGee                                                                                       14,939                  773,093

Kimberly-Clark                                                                                   87,100                5,057,244

Lockheed Martin                                                                                  62,100                1,544,738

Louisiana-Pacific                                                                                16,700                  223,363

Masco                                                                                            70,118                1,573,273

Mead                                                                                             16,054                  558,880

Milacron                                                                                          5,800                  105,850

Minnesota Mining & Manufacturing                                                                 62,600                5,414,900

NACCO Industries, Cl. A                                                                           1,322                   59,325

Newmont Mining                                                                                   26,274                  615,797

Norfolk Southern                                                                                 59,900                1,055,738

Northrop Grumman                                                                                 10,900                  772,538

Nucor                                                                                            13,700                  589,100

Owens-Corning                                                                                     8,600                  156,413


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

PPG Industries                                                                                   27,221                1,480,142

Pactiv                                                                                           26,900  (a)             220,244

Pall                                                                                             19,403                  432,929

Parker-Hannifin                                                                                  17,540                  815,610

Pharmacia                                                                                       196,247                9,800,085

Phelps Dodge                                                                                     12,725                  588,531

Placer Dome                                                                                      51,100                  415,188

Potlach                                                                                           4,500                  177,469

Praxair                                                                                          24,900                1,106,494

Pulte                                                                                             6,798                  146,157

Raytheon, Cl. B                                                                                  53,100                1,178,156

Reynolds Metals                                                                                   9,900                  658,350

Rockwell International                                                                           29,800                1,173,375

Rohm & Haas                                                                                      34,355                1,223,897

Sealed Air                                                                                       13,131  (a)             730,412

Sherwin-Williams                                                                                 26,000                  646,750

Snap-On                                                                                           9,200                  243,225

Stanley Works                                                                                    14,027                  413,797

TRW                                                                                              19,100                1,117,350

Temple-Inland                                                                                     8,800                  441,100

Textron                                                                                          23,300                1,443,144

Thomas & Betts                                                                                    9,041                  278,576

Timken                                                                                            9,700                  179,450

Tyco International                                                                              265,286               12,186,576

USX-U.S. Steel Group                                                                             13,900                  348,369

Union Carbide                                                                                    21,022                1,240,298

Union Pacific                                                                                    39,000                1,642,875

United Technologies                                                                              74,528                4,634,710

Vulcan Materials                                                                                 15,700                  687,856

Westvaco                                                                                         15,700                  484,738

Weyerhaeuser                                                                                     36,800                1,966,500

Willamette Industries                                                                            17,500                  668,281

Worthington Industries                                                                           14,000                  173,250

                                                                                                                     133,729,230

SERVICES--6.1%

ALLTEL                                                                                           49,200                3,277,950

Allied Waste Industries                                                                          29,600  (a)             181,300

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

American Greetings, Cl. A                                                                        10,100                  183,063

Automatic Data Processing                                                                        98,900                5,322,056

CBS                                                                                             119,586  (a)           7,025,678

Carnival                                                                                         96,800                2,407,900

Ceridian                                                                                         22,666  (a)             491,569

Clear Channel Communications                                                                     53,100  (a)           3,823,200

Comcast, Cl. A                                                                                  145,300  (a)           5,821,081

Computer Sciences                                                                                26,200  (a)           2,136,938

Deluxe                                                                                           11,500                  289,656

Disney (Walt)                                                                                   324,700               14,063,569

Donnelley (R.R.) & Sons                                                                          19,800                  420,750

Dow Jones & Co                                                                                   14,100                  914,738

Dun & Bradstreet                                                                                 25,200                  759,150

Electronic Data Systems                                                                          73,800                5,073,750

First Data                                                                                       65,700                3,198,769

Gannett                                                                                          43,700                2,791,338

Harcourt General                                                                                 11,200                  418,600

IMS Health                                                                                       48,300                  824,119

Interpublic Group Cos.                                                                           44,000                1,804,000

Jostens                                                                                           5,222                  128,918

Knight-Ridder                                                                                    13,200                  647,625

McGraw-Hill Cos.                                                                                 30,800                1,617,000

MediaOne Group                                                                                   96,000  (a)           7,260,000

Meredith                                                                                          8,060                  224,169

NEXTEL Communications, Cl. A                                                                     57,200  (a)           6,259,825

New York Times, Cl. A                                                                            26,836                1,105,308

Omnicom Group                                                                                    27,800                2,531,538

Paychex                                                                                          38,750                2,039,219

Quintiles Transnational                                                                          18,000  (a)             257,625

Ryder System                                                                                      9,400                  208,563

Shared Medical Systems                                                                            4,200                  174,038

Sprint (PCS Group)                                                                              135,200  (a)           7,436,000

Time Warner                                                                                     201,800               18,149,388

Times Mirror, Cl. A                                                                               9,439                  920,892

Tribune                                                                                          37,244                1,447,861

Viacom, Cl. B                                                                                   109,300  (a)           5,943,188

Waste Management                                                                                 97,142                1,542,129


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Young & Rubicam                                                                                  10,900                  606,994

                                                                                                                     119,729,454

TECHNOLOGY--29.9%

ADC Telecommunications                                                                           47,100  (a)           2,861,325

Adaptec                                                                                          16,300  (a)             440,100

Adobe Systems                                                                                    18,600                2,249,438

Advanced Micro Devices                                                                           23,100  (a)           2,027,025

Altera                                                                                           31,400  (a)           3,210,650

Analog Devices                                                                                   54,900  (a)           4,217,006

Andrew                                                                                           12,600  (a)             370,913

Apple Computer                                                                                   25,400  (a)           3,151,188

Applied Materials                                                                               120,000  (a)          12,217,500

Autodesk                                                                                          9,700                  372,238

BMC Software                                                                                     38,300  (a)           1,792,919

Cabletron Systems                                                                                28,600  (a)             654,225

Cisco Systems                                                                                 1,073,200  (a)          74,402,944

Citrix Systems                                                                                   28,100  (a)           1,715,856

Compaq Computer                                                                                 265,749                7,773,158

Computer Associates International                                                                92,350                5,154,284

Compuware                                                                                        56,500  (a)             709,781

Comverse Technology                                                                              24,000  (a)           2,140,500

Conexant Systems                                                                                 33,700  (a)           2,017,788

Corning                                                                                          43,300                8,551,750

Danaher                                                                                          22,300                1,273,888

Dell Computer                                                                                   402,300  (a)          20,165,288

Dover                                                                                            31,900                1,620,919

EMC                                                                                             159,600  (a)          22,174,425

Eaton                                                                                            11,521                  967,764

Gateway                                                                                          49,600  (a)           2,740,400

Hewlett-Packard                                                                                 157,600               21,276,000

Ikon Office Solutions                                                                            23,500                  138,063

Intel                                                                                           524,000               66,449,694

International Business Machines                                                                 282,700               31,556,388

Johnson Controls                                                                                 13,428                  850,160

KLA-Tencor                                                                                       28,800  (a)           2,156,400

LSI Logic                                                                                        46,682  (a)           2,917,625

Lexmark International Group, Cl. A                                                               20,000  (a)           2,360,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Linear Technology                                                                                48,600                2,776,275

Lucent Technologies                                                                             499,921               31,088,837

Micron Technology                                                                                42,400  (a)           5,904,200

Microsoft                                                                                       816,400  (a)          56,943,900

Millipore                                                                                         7,100                  508,981

Molex                                                                                            30,725                1,687,955

Motorola                                                                                        111,252               13,245,941

NCR                                                                                              15,100  (a)             583,238

National Semiconductor                                                                           26,900  (a)           1,634,175

Network Appliance                                                                                47,800  (a)           3,534,213

Nortel Networks                                                                                 226,440               25,644,330

Novell                                                                                           51,200  (a)           1,004,800

Oracle                                                                                          442,600  (a)          35,380,338

PE Biosystems Group                                                                              32,300                1,938,000

Parametric Technology                                                                            43,100  (a)             351,534

PeopleSoft                                                                                       42,100  (a)             586,769

PerkinElmer                                                                                       7,516                  411,501

Pitney Bowes                                                                                     41,606                1,700,645

QUALCOMM                                                                                        115,800  (a)          12,557,063

Sabre Group Holdings                                                                             20,276                  708,393

Schlumberger                                                                                     86,200                6,599,688

Scientific-Atlanta                                                                               24,800                1,613,550

Seagate Technology                                                                               33,900  (a)           1,722,544

Silicon Graphics                                                                                 28,900  (a)             207,719

Solectron                                                                                        93,000  (a)           4,353,563

Sun Microsystems                                                                                247,600  (a)          22,763,725

Tektronix                                                                                         7,459                  431,690

Tellabs                                                                                          63,100  (a)           3,458,669

Teradyne                                                                                         26,800  (a)           2,948,000

Texas Instruments                                                                               127,500               20,766,563

Thermo Electron                                                                                  24,800  (a)             480,500

Unisys                                                                                           48,700  (a)           1,129,231

Veritas Software                                                                                 60,700  (a)           6,511,023

Xerox                                                                                           104,148                2,753,413

Xilinx                                                                                           50,400  (a)           3,691,800

                                                                                                                     590,300,368


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--7.9%

AES                                                                                              32,400  (a)           2,913,975

AT&T                                                                                            501,234               23,401,362

Ameren                                                                                           21,500                  788,781

American Electric Power                                                                          30,400                1,113,400

Bell Atlantic                                                                                   243,572               14,431,641

BellSouth                                                                                       295,200               14,372,550

CINergy                                                                                          24,900                  666,075

CMS Energy                                                                                       18,200                  345,800

Carolina Power & Light                                                                           25,056                  916,110

Central & Southwest                                                                              33,400                  724,363

CenturyTel                                                                                       21,900                  536,550

Consolidated Edison                                                                              34,700                1,221,006

Constellation Energy Group                                                                       23,500                  776,969

DTE Energy                                                                                       22,800                  743,850

Dominion Resources                                                                               37,534                1,689,030

Edison International                                                                             54,500                1,038,906

Entergy                                                                                          38,700                  984,431

FPL Group                                                                                        28,100                1,269,769

FirstEnergy                                                                                      36,600                  931,013

Florida Progress                                                                                 15,400                  754,600

GPU                                                                                              19,400                  544,413

GTE                                                                                             152,400               10,325,100

Global Crossing                                                                                 122,300  (a)           3,852,450

MCI WorldCom                                                                                    445,202  (a)          20,228,866

New Century Energies                                                                             18,100                  590,513

Niagara Mohawk Power                                                                             27,800  (a)             385,725

Northern States Power                                                                            24,300                  530,044

PG&E                                                                                             60,200                1,561,438

PECO Energy                                                                                      29,100                1,213,106

PPL                                                                                              22,500                  537,188

Pinnacle West Capital                                                                            13,300                  467,163

Public Service Enterprise Group                                                                  34,300                1,230,513

Reliant Energy                                                                                   46,344                1,233,909

SBC Communications                                                                              535,078               23,443,105

Sempra Energy                                                                                    32,042                  594,780

Southern                                                                                        105,600                2,633,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Sprint (FON Group)                                                                              136,700                8,407,050

Texas Utilities                                                                                  43,320                1,459,343

UniCom                                                                                           34,100                1,355,475

U S West                                                                                         79,254                5,641,894

                                                                                                                     155,855,656

TOTAL COMMON STOCKS

   (cost $1,218,354,898)                                                                                           1,937,733,294
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.1%

Goldman Sachs & Co., 5.67% dated

4/28/2000, due 5/1/2000 in the amount

of $42,144,904 (fully collateralized by

$39,905,000 of various U.S. Government

Securities, value $42,967,927)                                                               42,125,000               42,125,000

U.S. TREASURY BILLS--.1%

5.64%, 7/22/2000                                                                              2,800,000  (b)           2,765,084

TOTAL SHORT-TERM INVESTMENTS

   (cost $44,889,898)                                                                                                 44,890,084
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,263,244,796)                                                           100.4%           1,982,623,378

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)             (8,686,010)

NET ASSETS                                                                                        100.0%           1,973,937,368

(A)  NON-INCOME PRODUCING.

(B)  PARTIALLY HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

April 30, 2000 (Unaudited)


                                                                   Market Value                                   Unrealized
                                                                     Covered by                                  Appreciation
                                                                     Contracts     Contracts ($)   Expiration   at 4/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

     Standard & Poor's 500                                              127         46,355,000      June 2000      148,175

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                                                                  Cost                      Value
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                                                                      1,263,244,796          1,982,623,378

Cash                                                                                                                      1,365,721

Dividends and interest receivable                                                                                         1,461,859

Receivable for shares of Capital Stock subscribed                                                                           140,018

                                                                                                                      1,985,590,976
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation                                          324,881

Payable for shares of Capital Stock redeemed                         11,138,540

Payable for futures variation margin--Note 1(d)                         190,187

                                                                     11,653,608
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,973,937,368
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,249,178,638

Accumulated undistributed investment income--net                      6,296,172

Accumulated net realized gain (loss) on investments                  (1,064,199)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $148,175 net unrealized
  appreciation on financial futures)--Note 3                        719,526,757
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,973,937,368
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     64,904,881

NET ASSET VALUE, offering and redemption price per share ($)              30.41

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $14,164 foreign taxes withheld at source)     10,696,654

Interest                                                              1,607,811

TOTAL INCOME                                                         12,304,465

EXPENSES:

Management fee--Note 2                                                1,887,848

Loan commitment fees--Note 4                                             14,780

TOTAL EXPENSES                                                        1,902,628

INVESTMENT INCOME--NET                                               10,401,837
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (1,385,726)

Net realized gain (loss) on financial futures                         9,476,955

NET REALIZED GAIN (LOSS)                                              8,091,229

Net unrealized appreciation (depreciation) on investments [including
  ($3,900,775) net unrealized (depreciation) on financial futures]   109,529,00

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              117,620,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                128,022,071

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                         April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,401,837           19,488,277

Net realized gain (loss) on investments         8,091,229            6,948,611

Net unrealized appreication (depreciation)
   on investments                             109,529,005          303,889,104

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                  128,022,071          330,325,992
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (8,612,420)         (18,808,418)

Net realized gain on investments              (14,475,871)          (4,281,732)

TOTAL DIVIDENDS                               (23,088,291)         (23,090,150)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 481,530,485        1,081,926,616

Dividends reinvested                           22,644,448           22,563,493

Cost of shares redeemed                      (382,453,645)        (797,590,203)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 121,721,288          306,899,906

TOTAL INCREASE (DECREASE) IN NET ASSETS       226,655,068          614,135,748
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,747,282,300        1,133,146,552

END OF PERIOD                               1,973,937,368        1,747,282,300

Undistributed investment income--net            6,296,172            4,506,755
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    16,169,283           40,268,549

Shares issued for dividends reinvested            768,054              870,770

Shares redeemed                               (12,775,855)         (28,940,895)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,161,482           12,198,424

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Six Months Ended
                                               April 30, 2000                        Year Ended October 31,
                                                                  ---------------------------------------------------------------
                                               (Unaudited)       1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             28.76          23.34         19.73        15.38          12.75         10.42

Investment Operations:

Investment income--net                               .16(a)         .34(a)        .31          .30            .29           .26

Net realized and unrealized
   gain (loss) on investments                       1.86           5.52          3.89         4.52           2.69          2.37

Total from Investment Operations                    2.02           5.86          4.20         4.82           2.98          2.63

Distributions:

Dividends from investment
   income--net                                      (.14)          (.35)         (.31)        (.28)          (.30)         (.26)

Dividends from net realized gain
   on investments                                   (.23)          (.09)         (.28)        (.19)          (.05)         (.04)

Total Distributions                                 (.37)          (.44)         (.59)        (.47)          (.35)         (.30)

Net asset value, end of period                     30.41          28.76         23.34        19.73          15.38         12.75
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    7.08(b)       25.34         21.68        31.87          23.78         25.75
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .10(b)         .20           .20          .20            .20           .37

Ratio of net investment income
   to average net assets                             .55(b)        1.23          1.45         1.72           2.16          2.36

Portfolio Turnover Rate                             1.04(b)       16.58         16.76         3.75           4.75          1.03
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 1,973,937      1,747,282     1,133,147      803,142        449,123       204,278

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued to the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(B)  SECURITIES  TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are
recorded    on   a   trade   date   basis.   Realized   gain   and   loss   fro

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the
accrual    basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2000, are set forth in the Statement of Financial Futures.

(E) DISTRIBUTIONS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(F) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliates parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2000 amounted to $155,190,848 and $19,159,115, respectively.

At April 30, 2000, accumulated net unrealized appreciation on investments and financial futures was $719,526,757, consisting of $797,002,360 gross unrealized appreciation and $77,475,603 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTES

                                                           For More Information

                        Dreyfus BASIC S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   713SA004



Dreyfus

Bond Market

Index Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Bond Market Index Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Bond Market Index Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities, which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Bond Market Index Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, Dreyfus Bond Market Index Fund's Investor shares and BASIC shares produced total returns of 0.90% and 1.05%, respectively.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index" ), produced a total return of 1.42% for the same period.(2) The fund's investment objective is to seek to replicate the total return provided by the Index. The difference in returns is accounted for by transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. To pursue that goal, the fund invests primarily in securities that are
included    in    the    Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 bonds in the Index. As a matter of policy, the fund's average duration generally remains neutral to the Index, which as of April 30, 2000 was about eight years for the fund and the Index.

What other factors influenced the fund's performance?

As index investors, we do not base our investment decisions on market or economic trends; our goal is to replicate the return of the Index. However, we remain fully cognizant of the overall economic environment, and we are aware of
trends    that    may    affect    our    performance.

That said, the primary factors influencing the fund's performance over the past six months have been the continued strength of the U.S. economy and the series
of    short-term    interest-rate    hikes    initiated   by   the
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Federal Reserve Board (the "Fed" ) in an attempt to slow economic growth and forestall the buildup of inflationary pressures. In three separate moves during November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a total increase of
1.25    percentage    points    since    last    summer.

In addition, during the fourth quarter of 1999, the bond market was busy preparing for the possibility of problems that could result from Y2K concerns. At that time, many dealers and issuers basically shut down their operations, preferring to have little or no activity until after year-end. That move caused a lack of liquidity in the very short-term bond market. Once Y2K concerns had passed, an event that some market analysts have since dubbed a "non-event," liquidity once again returned to the bond market, calming volatility levels.

Then, in mid-January, the government announced that it would use the federal budget surplus to initiate a buyback program for outstanding U.S. Treasury securities. This announcement triggered a wave of purchases of long-term Treasury securities, a move that drove yields for 30-year Treasury bonds below that of shorter term securities, creating what's called an inverted yield curve. An unusual circumstance, an inverted yield curve occurs when short-term interest rates are higher than long-term rates. Because most bonds use 30-year Treasury securities as their benchmarks, including bonds held in this fund, the inverted yield curve resulted in an increased level of volatility during the period.

As a result of these influences, the best returns for the Index over the past six months, and therefore for the fund as well, were generated from U.S. Treasuries, followed by government agency bonds, asset-backed securities and corporate securities. In the case of U.S. Treasuries, government agency bonds and asset-backed securities held by both the fund and the Index, each performed well due in large part to their shorter duration stance. Generally speaking, in a rising interest-rate environment, bonds with shorter durations tend to outperform those with longer durations. On the other hand, the fund' s corporate securities with longer durations tended to restrain performance during the period, as did those in the Index.

What is the fund's current strategy?

As an index fund, the sectors of the bond market that we emphasized in this fund are the same ones that were emphasized by the Index. As of the end of the reporting period, the fund' s portfolio was allocated as follows: 30.5% U.S. Treasury securities, 41.5% mortgage-backed securities, 23.3% corporate bonds, 2.1% U.S. Government agency bonds and 2.6% repurchase agreements. These were the same general proportions represented in the Index as of April 30, 2000

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1 - 10 YEARS

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                                Principal
BONDS AND NOTES--96.1%                                                                         Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------


AEROSPACE AND AVIATION--.8%

American Airlines Pass-Through Trust,

   Ser. 1999-1, Cl. A-2, 7.024%, 2011                                                           250,000                  235,211

Boeing,

   Deb., 8.1%, 2006                                                                              25,000                   25,072

   Deb., 8.625%, 2031                                                                            10,000                   10,532

Lockheed,

   Notes, 6.75%, 2003                                                                            25,000                   23,996

Raytheon:

   Notes, 6.45%, 2002                                                                           300,000                  290,824

   Notes, 6.5%, 2005                                                                             25,000                   23,248

Rockwell International,

   Notes, 6.75%, 2002                                                                            30,000                   29,472

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   55,321

                                                                                                                         693,676

ASSET-BACKED SECURITIES--2.3%

Chase Manhattan Credit Card Master Trust,

   Ser. 1996-3, Cl. A, 7.04%, 2005                                                              700,000                  699,419

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  386,128

Premier Auto Trust,

   Ser. 1999-2, Cl. A-3, 5.49%, 2003                                                          1,000,000                  982,575

                                                                                                                       2,068,122

AUTOMOTIVE--.8%

Daimler-Chrysler:

   Medium-Term Notes, 7.375%, 2006                                                              120,000                  117,047

   Notes, 7.2%, 2009                                                                            200,000                  193,454

Dana,

   Notes, 7%, 2028                                                                              100,000                   83,560

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  105,928

General Motors:

   Notes, 9.125%, 2001                                                                           15,000                   15,263

   Notes, 7%, 2003                                                                               40,000                   39,261

   Sr. Notes, 8.8%, 2021                                                                        150,000                  164,867

                                                                                                                         719,380

BANKING--1.6%

Banc One,

   Sub. Notes, 9.875%, 2019                                                                       5,000                    5,879

BankAmerica,

   Sub. Notes, 7.75%, 2002                                                                       25,000                   25,077


                                                                                               Principal

BONDS AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

BankAmerica Capital II,

   Gtd. Capital Securities, 8%, 2026                                                             55,000                   51,153

Bankers Trust New York,

   Sub. Deb., 7.5%, 2015                                                                         75,000                   71,171

Capital One Bank,

   Sr. Notes, 6.375%, 2003                                                                      200,000                  191,895

Chemical,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   13,456

Citicorp,

   Sub. Notes, 7.125%, 2003                                                                      20,000                   19,667

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                   92,786

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   54,562

First Chicago,

   Sub. Notes, 9.875%, 2000                                                                      20,000                   20,170

First Union,

   Sub. Notes, 6.3%, 2008                                                                       100,000                   89,098

Fleet Financial Group,

   Sr. Notes, 7.125%, 2000                                                                       40,000                   40,000

Key Bank,

   Sub. Deb., 6.95%, 2028                                                                       250,000                  217,783

MBNA America Bank,

   Sub. Notes, 6.75%, 2008                                                                      100,000                   92,521

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                    9,633

   Sub. Notes, 7.625%, 2005                                                                     190,000                  187,843

PNC Funding,

   Notes, 7%, 2004                                                                              225,000                  219,428

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   21,758

Wachovia,

   Sub. Notes, 6.375%, 2003                                                                      15,000                   14,579

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   27,924

                                                                                                                       1,466,383

CHEMICALS--.1%

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2002                                                                            40,000                   39,451

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   28,256

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Monsanto,

   Deb., 8.2%, 2025                                                                              20,000                   19,197

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    5,758

                                                                                                                          92,662

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--.7%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A-2, 7.08%, 2009                                                          500,000                  479,297

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A-2, 6.847%, 2031                                                        150,000                  141,984

                                                                                                                         621,281

CONSUMER--.3%

Clorox,

   Notes, 8.8%, 2001                                                                             10,000                   10,173

Maytag,

   Deb., 9.75%, 2002                                                                              5,000                    5,196

Procter & Gamble:

   Deb., 8.7%, 2001                                                                              30,000                   30,557

   Notes, 5.25%, 2003                                                                           200,000                  188,083

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,241

                                                                                                                         244,250

ENTERTAINMENT/MEDIA--1.1%

Disney (Walt),

   Sr. Notes, 6.75%, 2006                                                                        20,000                   19,420

News America Holdings,

   Notes, 8.25%, 2018                                                                           300,000                  283,943

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  194,869

TCI Communications,

   Deb., 8.75%, 2015                                                                            250,000                  269,544

Time Warner,

   Deb., 6.95%, 2028                                                                            100,000                   86,997

Viacom,

   Deb., 7.625%, 2016                                                                           125,000                  118,546

                                                                                                                         973,319

FINANCIAL SERVICES--2.5%

Aetna Services,

   Notes, 7.625%, 2026                                                                           50,000                   44,937


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

American Express Credit,

   Notes, 6.125%, 2001                                                                           40,000                   39,197

American General Finance,

   Notes, 8.125%, 2009                                                                           10,000                   10,328

Associates Corp. of North America,

   Sr. Notes, 6.625%, 2005                                                                       10,000                    9,507

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   10,247

   Sr. Notes, 7.25%, 2006                                                                        75,000                   72,056

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   47,936

Citigroup,

   Notes, 6.625%, 2028                                                                          100,000                   85,731

FINOVA Capital:

   Notes, 9.125%, 2002                                                                           20,000                   20,134

   Notes, 7.25%, 2004                                                                           400,000                  370,648

Ford Capital B.V.,

   Notes, 9.875%, 2002                                                                           25,000                   25,947

Ford Motor Credit,

   Notes, 6.75%, 2008                                                                            20,000                   18,625

GMAC,

   Deb., 6%, 2011                                                                                70,000                   59,442

General Electric Capital:

   Notes, 8.3%, 2009                                                                             15,000                   15,784

   Notes, 8.125%, 2012                                                                          100,000                  104,092

General Electric Credit,

   Deb., 5.5%, 2001                                                                              10,000                    9,750

Goldman Sachs Group,

   Notes, 7.8%, 2010                                                                            200,000                  197,224

Household Finance:

   Notes, 8%, 2004                                                                               15,000                   15,063

   Notes, 6.5%, 2008                                                                            200,000                  181,211

Lehman Brothers,

   Notes, 6.625%, 2008                                                                          200,000                  179,222

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,313

   Notes, 6.875%, 2018                                                                          250,000                  222,851

Norwest Financial,

   Sr. Notes, 7%, 2003                                                                           15,000                   14,764

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Paine Webber:

   Notes, 7.625%, 2008                                                                          150,000                  134,459

   Sr. Notes, 6.55%, 2008                                                                       175,000                  167,331

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                             35,000                   32,864

   Notes, 7%, 2007                                                                              100,000                   81,263

U.S. Leasing International,

   Notes, 6.625%, 2003                                                                           30,000                   28,851

                                                                                                                       2,214,777

FOOD & BEVERAGES--1.0%

Archer-Daniels-Midland:

   Deb., 0%, 2002                                                                                 5,000                    4,310

   Deb., 8.125%, 2012                                                                            40,000                   41,254

Coca-Cola,

   Notes, 6.625%, 2002                                                                           35,000                   34,273

Coca-Cola Enterprises:

   Deb., 8.5%, 2022                                                                              15,000                   15,066

   Notes, 7.875%, 2002                                                                          100,000                  105,793

Diageo,

   Notes, 6.125%, 2005                                                                          200,000                  187,396

Dole Food,

   Notes, 6.75%, 2000                                                                            15,000                   14,894

Heinz (H.J),

   Deb., 6.375%, 2028                                                                           100,000                   85,357

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   33,278

McDonald's,

   Notes, 6.75%, 2003                                                                            20,000                   19,567

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   34,988

Ralston-Purina Group,

   Notes, 8.625%, 2022                                                                           40,000                   41,452

Safeway,

   Notes, 7.5%, 2009                                                                            200,000                  192,221

Seagram,

   Deb., 8.35%, 2022                                                                             10,000                    9,886

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   14,772

Sysco,

   Notes, 7%, 2006                                                                               25,000                   24,428

                                                                                                                         858,935



                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN--4.1%

African Development Bank,

   Notes, 7.75%, 2001                                                                            15,000                   15,099

Bayerische Landesbank Girozentrale,

   Sub. Notes, 7.375%, 2002                                                                     300,000                  297,374

Dresdner Bank-New York,

   Sub. Notes, 7.25%, 2015                                                                      145,000                  132,681

European Investment Bank,

   Notes, 10.125%, 2000                                                                          20,000                   20,272

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  193,960

Hydro-Quebec:

   Ser. HH, Deb., 8.5%, 2029                                                                     10,000                   10,832

   Ser. HK, Deb., 9.375%, 2030                                                                   20,000                   23,560

   Ser. HQ, Deb., 9.5%, 2030                                                                     10,000                   11,866

Inter-American Development Bank,

   Deb., 6.125%, 2002                                                                           600,000                  586,023

Italy Government Bonds,

   Deb., 6.875%, 2023                                                                            70,000                   67,468

KFW International Finance:

   Deb., 9.125%, 2001                                                                            10,000                   10,199

   Deb., 8%, 2010                                                                                35,000                   36,906

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  282,701

Province of British Columbia:

   Bonds, 7%, 2003                                                                               20,000                   19,776

   Bonds, 6.5%, 2026                                                                             25,000                   22,228

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   11,274

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   27,905

Province of Ontario:

   Deb., 7%, 2005                                                                               400,000                  403,638

   Notes., 7.625%, 2004                                                                          40,000                   39,389

Province of Quebec,

   Deb., 7.5%, 2023                                                                              50,000                   49,151

Province of Saskatchewan, C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   11,549

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   24,053

Republic of Ireland,

   Deb., 7.875%, 2001                                                                           150,000                  151,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Republic of Korea,

   Notes, 8.875%, 2008                                                                          300,000                  310,125

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                   95,399

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  142,609

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                   96,425

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                           150,000                  148,458

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  189,172

United Mexican States,

   Notes, 9.875%, 2010                                                                          275,000                  283,938

                                                                                                                       3,715,280

INDUSTRIAL--.9%

Aluminum Co. of America,

   Notes, 5.75%, 2001                                                                            50,000                   49,491

Bass America,

   Notes, 8.125%, 2002                                                                           15,000                   15,083

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   60,507

Caterpillar:

   Deb., 9.375%, 2011                                                                           150,000                  167,566

   Sr. Notes, 9.375%, 2000                                                                        5,000                    5,025

Comdisco,

   Notes, 6.375%, 2001                                                                          155,000                  151,530

Crown Cork & Seal,

   Deb., 7.375%, 2026                                                                            75,000                   58,016

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                   10,142

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   32,990

Lucent Technologies,

   Deb., 6.5%, 2028                                                                             150,000                  130,466

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   43,624

TRW,

   Notes, 6.25%, 2010                                                                           100,000                   85,458

                                                                                                                         809,898


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--1.1%

Cincinnati Financial,

   Deb., 6.9%, 2028                                                                             100,000                   84,510

Conseco,

   Notes, 9%, 2006                                                                              450,000                  263,250

Hartford Life,

   Notes, 6.9%, 2004                                                                            400,000                  385,831

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   80,274

Torchmark,

   Deb., 8.25%, 2009                                                                            150,000                  151,399

Travelers/Aetna Property & Casualty,

   Sr. Notes, 6.75%, 2001                                                                        60,000                   59,596

                                                                                                                       1,024,860

OIL AND GAS--.5%

Amoco Canada,

   Deb., 6.75%, 2023                                                                            250,000                  222,152

Atlantic Richfield,

   Deb., 9%, 2021                                                                                15,000                   17,043

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   21,470

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  207,626

                                                                                                                         468,291

OTHER--.0%

Private Export Funding,

   Secured Notes, 8.4%, 2001                                                                     30,000                   30,539

PAPER PRODUCTS--.2%

Bowater,

   Deb., 9.375%, 2021                                                                            10,000                   10,685

Georgia-Pacific:

   Deb., 9.625%, 2022                                                                            25,000                   24,916

   Notes, 7.75%, 2029                                                                           125,000                  113,968

International Paper,

   Notes, 7.625%, 2007                                                                           10,000                    9,576

Weyerhaeuser,

   Deb., 7.95%, 2025                                                                             20,000                   19,639

                                                                                                                         178,784

RETAIL--.9%

Dayton Hudson,

   Deb., 8.5%, 2022                                                                              20,000                   20,104

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Dillard Department Stores,

   Notes, 7.85%, 2012                                                                           150,000                  120,907

Federated Department Stores,

   Deb., 7%, 2028                                                                               100,000                   86,530

Gap,

   Notes, 6.9%, 2007                                                                            280,000                  265,171

Limited,

   Deb., 7.5%, 2023                                                                             110,000                   99,014

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   15,768

Penney (J.C.):

   Deb., 8.25%, 2022                                                                             15,000                   12,197

   Deb., 7.125%, 2023                                                                            15,000                    9,550

Wal-Mart Stores:

   Notes, 5.875%, 2005                                                                           25,000                   23,515

   Sr. Notes, 6.875%, 2009                                                                      150,000                  144,999

                                                                                                                         797,755

TECHNOLOGY--.7%

Electronic Data Systems,

   Notes, 7.125%, 2009                                                                          300,000                  292,761

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   75,480

   Deb., 7%, 2025                                                                               220,000                  207,495

Xerox,

   Notes, 7.15%, 2004                                                                            15,000                   14,593

                                                                                                                         590,329

TELEPHONE AND TELEGRAPH--2.1%

AT&T:

   Deb., 5.125%, 2001                                                                            50,000                   49,142

   Deb., 8.35%, 2025                                                                             15,000                   14,618

   Notes, 7%, 2005                                                                                5,000                    4,942

Airtouch Communications,

   Notes, 7.125%, 2001                                                                          100,000                   99,433

Alltel,

   Sr. Notes, 7.6%, 2009                                                                        550,000                  549,424

Ameritech Capital Funding,

   Notes, 6.125%, 2001                                                                          200,000                  196,823

Bell Telephone Pennsylvania,

   Deb., 6.75%, 2008                                                                            250,000                  236,608

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                   82,337


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH (CONTINUED)

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   36,382

MCI Worldcom,

   Notes, 6.95%, 2028                                                                           120,000                  107,401

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   25,119

New York Telephone,

   Deb., 8.625%, 2010                                                                             5,000                    5,227

Northern Telecom,

   Deb., 8.75%, 2001                                                                            200,000                  202,760

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   67,691

   Deb., 7.125%, 2026                                                                            10,000                    9,127

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  143,344

U.S. West Communications,

   Deb., 6.875%, 2033                                                                            25,000                   20,512

                                                                                                                       1,850,890

TOBACCO--.0%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    5,303

Philip Morris,

   Deb., 8.375%, 2017                                                                             9,000                    8,843

                                                                                                                          14,146

TRANSPORTATION--.2%

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                   85,523

Federal Express,

   Notes, 9.875%, 2002                                                                           15,000                   15,445

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   10,512

   Deb., 7.8%, 2027                                                                              50,000                   47,134

Ryder System,

   Ser. J, Bond, 8.75%, 2017                                                                      1,000                    1,037

United Parcel Service,

   Deb., 8.375%, 2020                                                                            10,000                   10,732

                                                                                                                         170,383

UTILITIES--1.9%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                    9,815

   First Mortgage Bonds, 7.5%, 2023                                                              33,000                   30,351

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Carolina Power & Light,

   First Mortgage Bonds, 8.2%, 2022                                                              15,000                   14,371

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  187,268

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          250,000                  245,904

Florida Power & Light:

   First Mortgage Bonds, 6.625%, 2003                                                            30,000                   29,363

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   23,473

Gulf States Utilities,

   First Mortgage Bonds, 6.41%, 2001                                                             45,000                   44,306

MCN Investment,

   Notes, 6.3%, 2001                                                                            300,000  (a)             295,700

New York State Electric & Gas,

   First Mortgage Bonds, 9.875%, 2020                                                            10,000                   10,434

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            400,000                  393,746

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           100,000                   90,641

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   23,522

Public Service Electric & Gas:

   First Mortgage Bonds, 6.125%, 2002                                                            20,000                   19,488

   First Mortgage Bonds, 6.5%, 2004                                                              25,000                   24,050

South Carolina Electric & Gas,

   First Mortgage Bonds, 9%, 2006                                                                20,000                   20,888

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   34,669

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   23,742

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                            25,000                   24,656

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  175,177

                                                                                                                       1,721,564

U.S. GOVERNMENTS--30.0%

U.S. Treasury Bonds:

   15.75%, 11/15/2001                                                                            15,000                   16,954

   10.75%,  2/15/2003                                                                           830,000                  915,000

   10.75%,  5/15/2003                                                                           115,000                  127,773

   11.875%, 11/15/2003                                                                           10,000                   11,623


                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Bonds (continued):

   11.625%, 11/15/2004                                                                        1,185,000                1,413,670

   10.75%, 8/15/2005                                                                            765,000                  904,330

   9.375%, 2/15/2006                                                                            700,000                  791,042

   7.625%, 2/15/2007                                                                          1,060,000                1,074,522

   8.75%, 11/15/2008                                                                            225,000                  238,799

   12.75%, 11/15/2010                                                                            75,000                   95,664

   14%, 11/15/2011                                                                               30,000                   41,518

   12%, 8/15/2013                                                                               445,000                  595,788

   12.5%, 8/15/2014                                                                              40,000                   56,154

   11.25%, 2/15/2015                                                                             25,000                   36,634

   7.25%, 5/15/2016                                                                             110,000                  120,449

   8.875%, 8/15/2017                                                                          1,525,000                1,932,907

   8.75%, 5/15/2020                                                                             880,000                1,124,622

   8.75%, 8/15/2020                                                                             290,000                  371,484

   7.875%, 2/15/2021                                                                          1,380,000                1,635,176

   8%, 11/15/2021                                                                             1,100,000                1,324,642

   5.5%, 8/15/2028                                                                            2,200,000                2,003,672

U.S. Treasury Notes:

   8.75%, 8/15/2000                                                                              80,000                   80,637

   7.875%, 8/15/2001                                                                          2,500,000                2,537,200

   6.25%, 1/31/2002                                                                           2,535,000                2,516,520

   6.25%, 2/15/2003                                                                           1,530,000                1,515,587

   5.875%, 2/15/2004                                                                          1,700,000                1,661,257

   6%, 8/15/2004                                                                              1,000,000                  979,950

   5.625%, 5/15/2008                                                                          3,025,000                2,877,531

                                                                                                                      27,001,105

U.S. GOVERNMENT AGENCIES--42.3%

Federal Farm Credit Banks,                                                                      500,000                  482,758

   5.25%, 2002

Federal Home Loan Banks:

   4.875%, 2002                                                                                 350,000                  337,698

   5.785%, 2003                                                                                 500,000                  481,653

Federal Home Loan Mortgage Corp.:

   5.75%, 2008                                                                                1,650,000                1,495,869

   6.34%, 2002                                                                                  500,000                  489,481

   6%, 12/1/2013-2/1/2029                                                                     2,593,818                2,395,636

   6.5%, 3/1/2011-9/1/2029                                                                    3,857,531                3,630,170

   7%, 9/1/2011-9/1/2029                                                                      2,420,239                2,331,058

   7.5%, 7/1/2010-9/1/2029                                                                    1,483,726                1,467,050

   8%, 5/1/2026-8/1/2026                                                                        396,390                  398,122

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                     Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)

Federal National Mortgage Association:

   5.125%, 2004                                                                               1,717,000                1,597,354

   5.25%, 2009                                                                                  775,000                  672,235

   5.59%, 2002                                                                                  100,000                   97,473

   6.06%, 2003                                                                                  500,000                  485,675

   6.25%, 2029                                                                                  750,000                  663,819

   5.5%, 3/1/2014                                                                               474,592                  435,439

   6%, 6/1/2011-7/1/2029                                                                      2,542,241                2,330,332

   6.5%, 1/1/2005-11/1/2029                                                                   4,640,733                4,372,822

   7%, 8/1/2008-10/1/2029                                                                     3,055,048                2,936,724

   7.5%, 3/1/2024-10/1/2029                                                                   1,396,676                1,373,319

   8%, 5/1/2027-6/1/2027                                                                        417,332                  418,505

   8.5%, 2/1/2025                                                                               207,110                  212,222

Financing Corp.:

   9.65%, 2018                                                                                   10,000                   12,325

   8.6%, 2019                                                                                    40,000                   45,200

Government National Mortgage Association I:

   6%, 2/15/2029                                                                                759,793                  690,934

   6.5%, 9/15/2008-7/15/2029                                                                  2,484,012                2,341,011

   7%, 10/15/2011-9/15/2029                                                                   2,428,731                2,350,546

   7.5%, 12/15/2026-9/15/2029                                                                 1,473,398                1,453,511

   8%, 8/15/2024-10/15/2029                                                                     975,892                  981,233

   8.5%, 10/15/2026                                                                             193,909                  198,272

   9%, 2/15/2022-2/15/2023                                                                      361,335                  377,308

Resolution Funding:

   8.875%, 2020                                                                                  75,000                   90,470

   8.625%, 2030                                                                                  15,000                   18,179

Tennessee Valley Authority:

   Deb., 6%, 2013                                                                               450,000                  398,112

   Deb., 7.85%, 2044                                                                             10,000                    9,833

                                                                                                                      38,072,348

TOTAL BONDS AND NOTES

   (cost $89,020,960)                                                                         2,265,513               86,398,957


                                                                                               Principal
SHORT-TERM INVESTMENTS--2.5%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman, Sachs & Co., Tri-Party

Repurchase Agreement, 5.67%, dated 4/28/2000,

due 5/1/2000 in the amount of $2,266,583 (fully

collateralized by $1,857,000 U.S. Treasury Bonds,

11.625% due 11/15/2004 value $2,313,527)

   (cost $2,265,513)                                                                          2,265,513                2,265,513
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $91,286,473)                                                               98.6%              88,664,470

CASH AND RECEIVABLES (NET)                                                                          1.4%               1,279,998

NET ASSETS                                                                                        100.0%              89,944,468

(A)  REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION. THE STATED
     MATURITY IS 4/2/2011.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                                                                    Cost                     Value
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments --Note 1(c)                                                                        91,286,473             88,664,470

Cash                                                                                                                         16,963

Interest receivable                                                                                                       1,199,457

Receivable for shares of Capital Stock subscribed                                                                            81,479

                                                                                                                         89,962,369
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                                16,651

Payable for shares of Capital Stock redeemed                                                                                  1,250

                                                                                                                             17,901
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                           89,944,468
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                          93,997,663

Accumulated distributions in excess of investment income--net                                                                (1,005)

Accumulated net realized gain (loss) on investments                                                                      (1,430,187)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                                                                                (2,622,003)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                           89,944,468



NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         26,837,585  63,106,883

Shares Outstanding                                      2,849,296   6,692,372
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                9.42        9.43

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     3,187,911

EXPENSES:

Management fee--Note 2(a)                                              72,063

Distribution fees (Investor Shares)--Note 2(b)                         38,508

Loan commitment fees--Note 4                                              640

TOTAL EXPENSES                                                        111,211

INVESTMENT INCOME--NET                                              3,076,700
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (1,188,301)

Net unrealized appreciation (depreciation) on investments          (1,189,262)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (2,377,563)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  699,137

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000  Year Ended
                                              (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,076,700            4,521,447

Net realized gain (loss) on investments        (1,188,301)            (235,135)

Net unrealized appreciation (depreciation)
   on investments                              (1,189,262)          (3,673,368)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                      699,137              612,944
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (955,649)          (1,098,543)

BASIC shares                                   (2,127,269)          (3,417,691)

Net realized gain on investments:

Investor shares                                        --              (13,369)

BASIC shares                                           --             (389,542)

TOTAL DIVIDENDS                                (3,082,918)          (4,919,145)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                13,437,612           41,663,441

BASIC shares                                   14,279,850           56,683,374

Dividends reinvested:

Investor shares                                   892,337            1,096,075

BASIC shares                                    2,160,574            3,605,034

Cost of shares redeemed:

Investor shares                               (20,280,362)          (9,667,040)

BASIC shares                                  (16,092,274)         (48,548,008)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (5,602,263)          44,832,876

TOTAL INCREASE (DECREASE) IN NET ASSETS        (7,986,044)          40,526,675
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            97,930,512           57,403,837

END OF PERIOD                                  89,944,468           97,930,512

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000  Year Ended
                                              (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
INVESTOR SHARES

Shares sold                                     1,402,854            4,221,976

Shares issued for dividends reinvested             94,200              112,563

Shares redeemed                                (2,147,601)            (985,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (650,547)           3,348,564
--------------------------------------------------------------------------------

BASIC SHARES

Shares sold                                     1,490,878            5,839,805

Shares issued for dividends reinvested            227,902              363,500

Shares redeemed                                (1,688,698)          (4,980,266)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      30,082            1,223,039

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                              Six Months Ended
                                                April 30, 2000                      Year Ended October 31,
                                                                    ------------------------------------------------------------
INVESTOR SHARES                                 (Unaudited)        1999         1998       1997(a)         1996(b)         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             9.63            10.26         9.99      9.78             9.93           9.15

Investment Operations:

Investment income--net                              .29              .56          .59       .57              .57            .55

Net realized and unrealized
   gain (loss) on investments                      (.21)            (.56)         .32       .21             (.15)           .78

Total from Investment Operations                    .08               --          .91       .78              .42           1.33

Distributions:

Dividends from investment
   income--net                                     (.29)            (.56)        (.59)     (.57)            (.57)          (.55)

Dividends from net realized gain
   on investments                                    --             (.07)        (.05)       --               --             --

Total Distributions                                (.29)            (.63)        (.64)     (.57)            (.57)          (.55)

Net asset value, end of period                     9.42             9.63        10.26      9.99             9.78           9.93
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   1.80(c)           .03         9.43      8.29             4.36          15.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .40(c)           .40          .40       .60              .65            .65

Ratio of net investment income
   to average net assets                           6.22(c)          5.72         5.79      5.82             5.80           5.77

Portfolio Turnover Rate                           41.73(d)         73.14        43.39     48.86            42.65          40.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    26,838           33,699        1,552       120              80             207

(A) EFFECTIVE AUGUST 15, 1997, INSTITUTIONAL SHARES WERE REDESIGNATED AS INVESTOR SHARES.

(B) EFFECTIVE JULY 15, 1996, INVESTOR SHARES WERE REDESIGNATED AS INSTITUTIONAL SHARES.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                               April 30, 2000                         Year Ended October 31,
                                                                   -------------------------------------------------------------
BASIC SHARES                                    (Unaudited)        1999        1998       1997(a)        1996(b)          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              9.64           10.27       10.00       9.80           9.94            9.15

Investment Operations:

Investment income--net                               .31             .59         .61        .60            .59             .58

Net realized and unrealized
   gain (loss) on investments                       (.21)           (.56)        .32        .20           (.14)            .79

Total from Investment Operations                     .10             .03         .93        .80            .45            1.37

Distributions:

Dividends from investment
   income--net                                      (.31)           (.59)       (.61)      (.60)          (.59)           (.58)

Dividends from net realized gain
   on investments                                     --            (.07)       (.05)        --             --              --

Total Distributions                                 (.31)           (.66)       (.66)      (.60)          (.59)           (.58)

Net asset value, end of period                      9.43            9.64       10.27      10.00           9.80            9.94
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    2.09(c)          .29        9.69       8.46           4.69           15.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .15(c)          .15         .15        .35            .40             .40

Ratio of net investment income
   to average net assets                            6.49(c)         5.96        6.06       6.12           6.02            6.10

Portfolio Turnover Rate                            41.73(d)        73.14       43.39      48.86          42.65           40.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                    63,107          64,232      55,852     33,234         32,986           6,824

(A) EFFECTIVE AUGUST 15, 1997, RETAIL SHARES WERE REDESIGNATED AS BASIC SHARES.

(B) EFFECTIVE JULY 15, 1996, CLASS R SHARES WERE REDESIGNATED AS RETAIL SHARES.

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , which is a wholly-owned subsidiary of Mellon Financial Coporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized
cost,    which    approximates    value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $112,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.


NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that  there  is  a  joint  committee meeting of the Dreyfus/Laurel Funds and the
Dreyfus    High    Yield    Strategies    Fund,    the
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

$2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly
by    the    Manager    to    the    non-interested    Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended April 30, 2000, the Investor shares were charged $38,508 pursuant to the Plan, of which $30,482 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $39,000,004 and $73,146,068, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $2,622,003, consisting of $303,575 gross unrealized appreciation and $2,925,578 gross unrealized depreciation.

At April 30, 2000, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   710SA004





Dreyfus

Disciplined Intermediate

Bond Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                         Intermediate Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Intermediate Bond Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Dan Fasciano.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Federal Reserve Board has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months and we look forward to your continued participation in Dreyfus Disciplined Intermediate Bond Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Dan Fasciano, Portfolio Manager

How did Dreyfus Disciplined Intermediate Bond Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000 the fund's Investor shares produced a total return of 0.71% while its Restricted shares produced a total return of 0.92%.(1) In comparison, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 1.42% for the same period.(2)

We attribute the fund's underperformance to a rising interest-rate environment during the period, which caused bond prices to fall. During the past six months, the Federal Reserve Board raised short-term interest rates three times for a total of 0.75% . Generally speaking, total return -- which reflects changes in bond prices plus a bond' s yield -- is modest or negative in a rising interest-rate environment. However, it is possible for a bond to have a weak total return but still produce a strong yield, which was the case for the fund
during    the    reporting    period.

What is the fund's investment approach?

We invest primarily in a mixture of U.S. Government and agency bonds, corporate bonds and mortgage-related securities, generally keeping the portfolio's average maturity between three and 10 years. Compared to U.S. Treasury securities, high-grade corporate bonds generally offer additional yield in return for some credit risk. Mortgage-backed securities offer additional yield spreads in exchange for the mortgage holders' right to refinance their mortgages at any time.

What other factors influenced the fund's performance?

During the first two months of the reporting period, the fund emphasized corporate bonds, a decision that contributed positively to performance. At that
time,    corporate    bonds    were    snapping    back   from   a    The   Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

period of weak performance earlier in 1999 due to Y2K fears. Investors believed that corporations would flood the market with issuance to get their financings done so that they could concentrate on the Y2K computer transition. With bond offerings plentiful in the summer of 1999, investors stayed away, hoping for higher yields in the fall when corporations would most likely be in a rush to issue debt. We purchased corporate bonds during that quiet period at significant discounts, believing that bonds would recover in value once the Y2K hysteria faded. The strategy worked. By November, demand for corporate bonds returned and prices rose, positively impacting the fund's performance.

In January 2000, the Treasury market was gripped by the government's plan to use the federal budget surplus to buy back bonds. The perceived diminishing supply of long-term Treasury bonds boosted their prices during the first several months of 2000. We anticipated this development by selling some of our corporate bonds and buying U.S. Treasury securities, a move that served to boost the fund's performance.

What is the fund's current strategy?

This is an unusual time for the domestic bond markets. On the one hand, the Federal Reserve Board has raised short-term interest rates in an effort to slow the economy. On the other hand, the government has been buying back long-term Treasury bonds, causing prices to rise and Treasury yields to fall. At the end of the period, the yield difference between U.S. Treasury bonds and corporate bonds was nearly two percentage points, the highest difference in many years. As a result, we emphasized high quality corporate bonds in order to capture the highest possible yields.

Our credit team has been uncovering BBB-rated bonds offering yields as high as 10% -11% , which we have chosen to buy on a very selective basis. However, investors have been quick to sell bonds issued by companies that report earnings shortfalls or other negative news. Therefore, we generally do not believe that the extra yield offered on lower quality corporate bonds is worth the added risk.


We have continued to maintain an emphasis on mortgage-backed securities, believing that in a rising interest-rate environment, the prepayment risk associated with mortgages is reduced.

As long as there is a federal budget surplus, we believe the federal government will likely continue to retire the national debt by buying back U.S. Treasury bonds. In today' s environment, where unusual demand continues to boost bond prices and lower yields, we are less inclined to consider adding more Treasury securities to the portfolio.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                            Principal
BONDS AND NOTES--97.1%                                                                      Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.2%

Ford Motor,

   Notes, 7.45%, 2031                                                                         3,700,000                3,527,321

BANKING--3.5%

First Union National Bank of Florida,

   Medium-Term Notes, 6.18%, 2006                                                             2,250,000  (a)           2,088,290

Fleet Financial Group,

   Notes, 6.375%, 2008                                                                        4,250,000                3,848,643

U.S. Bank, N.A.,

   Sub. Notes, 5.7%, 2008                                                                     1,500,000                1,291,674

U.S. Bank N.A. of Minneapolis, MN.,

   Sub. Notes, 6.3%, 2008                                                                     3,000,000                2,766,159

                                                                                                                       9,994,766

COLLATERALIZED MORTGAGE OBLIGATIONS--3.0%

Countrywide Funding,

   Ser. 1994-10, Cl. A5, 6%, 2009                                                                58,064                   57,636

Federal Home Loan Mortgage Corp.,

  Multiclass Mortgage Participation Ctfs., REMIC:

      Ser. 1660, Cl. H, 6.5%, 2009                                                            2,570,000                2,506,889

      Ser. 2123, Cl. PE, 6%, 2027                                                             2,000,000                1,795,264

Federal National Mortgage Association,

  REMIC Trust, Pass-Through Ctfs.

  (collateralized by FNMA Pass-Through Ctfs.):

      Ser. 1998-M2, Cl. B, 6.247%, 2021                                                       1,500,000                1,389,833

      Ser. 1999-54, Cl. PG, 6.5%, 2029                                                        3,000,000                2,769,225

                                                                                                                       8,518,847

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--2.1%

Asset Securitization:

   Ser. 1995-MD IV, Cl. A1, 7.1%, 2029                                                        3,444,408                3,372,506

   Ser. 1997-D4, Cl. A-CS1, 1.263%, 2029

      (Interest Only Obligation)                                                             11,541,536  (b,c)           236,241

GS Mortgage Securities II,

   Ser. 1998-GLII, Cl. A2, 6.562%, 2031                                                       2,500,000                2,313,925

                                                                                                                       5,922,672

CONSUMER--1.3%

Safeway Stores:

   Notes, 6.05%, 2003                                                                         2,500,000                2,347,310

   Notes, 7%, 2002                                                                            1,500,000                1,475,252

                                                                                                                       3,822,562

ENERGY--.9%

Conoco,

   Sr. Notes, 6.95%, 2029                                                                     2,800,000                2,520,924


                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--4.9%

Ford Motor Credit:

   Sr. Notes, 5.75%, 2004                                                                     3,000,000                2,804,808

   Notes, 7.375%, 2009                                                                        1,500,000                1,457,265

GMAC,

   Floating Rate Notes, 6.54%, 2004                                                           3,000,000  b             2,986,071

Heller Financial, Ser. J,

   Notes, 6.52%, 2002                                                                         3,675,000  b             3,673,405

Lehman Brothers,

   Notes, 7.36%, 2003                                                                         3,000,000                2,932,287

                                                                                                                      13,853,836

FINANCE/ASSET-BACKED CTFS.--3.0%

American Airlines Pass-Through Trusts,

   Ser. 1991-A1, 9.71%, 2007                                                                    912,076                  947,812

Chemical Master Credit Card Trust I,

   Ser 1995-3, Cl. A, 6.23%, 2005                                                             3,000,000                2,924,070

CitiBank Credit Card Master Trust I:

   Ser. 1997-3, Cl. A, 6.839%, 2004                                                           1,500,000                1,488,023

   Ser. 1999-1, Cl. A, 5.5%, 2006                                                             3,250,000                3,030,950

                                                                                                                       8,390,855

FINANCIAL SERVICES--1.8%

Associates, N.A.,

   Sr. Notes, 7.75%, 2005                                                                     1,500,000                1,492,547

NYNEX Capital Funding,

   Medium-Term Notes, 8.23%, 2009                                                             3,500,000                3,624,593

                                                                                                                       5,117,140

FOOD & BEVERAGES--.4%

Dole Foods,

   Notes, 6.75%, 2000                                                                         1,000,000                  992,921

FOREIGN/YANKEE--4.4%

ABN AMRO Bank,

   Sub. Notes, 7.125%, 2007                                                                   1,125,000                1,079,154

Cable & Wireless Communications,

   Notes, 6.75%, 2008                                                                         3,000,000                2,967,600

Hanson Overseas,

   Sr. Notes, 6.75%, 2005                                                                     1,500,000                1,419,777

Midland Bank,

   Sub. Notes, 7.65%, 2007                                                                    1,500,000  (d)           1,514,331

National Australia Bank,

   Sub. Notes, 6.4%, 2007                                                                     4,250,000  (b)           4,092,975

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOREIGN/YANKEE (CONTINUED)

Province of Quebec,

   Medium-Term Notes, 7.295%, 2006                                                              250,000  (e)             247,546

Santander Financial Issuances,

   Sub. Notes, 7%, 2006                                                                       1,125,000                1,072,103

                                                                                                                      12,393,486

INDUSTRIAL--4.7%

Coca Cola Enterprises,

   Notes, 6.375%, 2001                                                                        1,025,000                1,012,782

Cox Communications,

   Notes, 6.5%, 2002                                                                          2,750,000                2,664,459

Crown Cork & Seal,

   Notes, 8.375%, 2005                                                                        1,350,000                1,301,422

News America Holdings,

   Deb., 8.25%, 2018                                                                          2,750,000                2,602,809

Royal Caribbean Cruises,

   Sr. Notes, 7.5%, 2027                                                                      1,250,000                  981,513

WMX Technologies,

   Sr. Notes, 7.1%, 2003                                                                      5,050,000  (f)           4,627,047

                                                                                                                      13,190,032

INSURANCE--.7%

American General,

   Sr. Notes, 6.625%, 2029                                                                    2,500,000                2,094,493

RETAIL--.7%

Federated Department Stores,

   Notes, 6.3%, 2009                                                                          2,250,000                1,996,400

TELECOMMUNICATION/CARRIERS--1.9%

GTE North:

   Deb., 6.9%, 2008                                                                           1,250,000                1,181,660

   Ser. H, Deb., 5.65%, 2008                                                                  1,250,000                1,085,698

Sprint Capital,

   Notes, 6.125%, 2008                                                                        3,500,000                3,114,615

                                                                                                                       5,381,973

TELECOMMUNICATIONS--.8%

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          2,800,000                2,407,213

U.S. GOVERNMENT--16.3%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                           3,450,000                3,037,242

   7.875%, 2/15/2021                                                                          5,000,000                5,924,550

U.S. Treasury Coupon Strips,

   0%, 2/15/2017                                                                              8,770,000                3,079,936


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT (CONTINUED)

U.S. Treasury Notes:

   5.875%, 11/15/2004                                                                         8,500,000                8,277,555

   6%, 8/15/2009                                                                              8,750,000                8,560,475

   6.5%, 10/15/2006                                                                             875,000                  874,501

   6.625%, 4/30/2002                                                                         16,500,000               16,483,170

                                                                                                                      46,237,429

U.S. GOVERNMENT AGENCY--8.0%

Federal Farm Credit Bank,

   Bonds, 6.625%, 2002                                                                        3,000,000                2,977,782

Federal Home Loan Banks,

   Bonds, 6.375%, 2006                                                                        5,000,000                4,767,050

Federal Home Loan Mortgage Corp.,

   Notes, 6.45%, 2009                                                                         2,000,000                1,847,540

Federal National Mortgage Association:

   Bonds, 6.25%, 2029                                                                         9,250,000                8,187,101

   Notes, 7.1%, 2004                                                                          5,000,000                4,911,765

                                                                                                                      22,691,238

U.S. GOVERNMENT AGENCY/MORTGAGE-BACKED--36.1%

Federal Home Loan Mortgage Corp.,

   6.505%, 3/1/2029-8/1/2029                                                                 11,593,629               10,839,783

   7%, 2/1/2029                                                                               6,107,359                5,863,065

   8.5%, 6/1/2018                                                                             8,090,206                8,368,266

Federal National Mortgage Association:

   6%, 2/1/2029                                                                               4,746,262                4,299,782

   6.5%, 8/1/2029                                                                            13,480,551               12,600,002

   7%, 6/1/2009                                                                               1,314,016                1,289,378

   7.5%, 10/1/2029-3/1/2015                                                                  12,252,169               12,083,116

   8%, 2/1/2013-11/1/2029                                                                     9,888,159                9,903,737

Government National Mortgage Association I:

   6%, 11/15/2008-5/15/2009                                                                   2,353,753                2,229,856

   6.5%, 2/15/2024-5/15/2028                                                                  9,774,231                9,190,489

   7%, 10/15/2023-12/15/2023                                                                  2,296,874                2,228,504

   7.5%, 3/15/2027                                                                            3,301,119                3,250,547

   8%, 5/15/2007-4/15/2008                                                                    8,826,582                8,932,253

Government National Mortgage Association II,

  Adjustable Rate Mortgage,

   6%, 1/20/2029-2/20/2029                                                                   12,272,635  (g)          11,091,392

                                                                                                                     102,170,170

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES--1.4%

K N Energy,

   Sr. Notes, 6.45%, 2001                                                                     4,000,000                3,929,676

TOTAL BONDS AND NOTES

   (cost $284,625,568)                                                                                               275,153,954
-----------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.8%
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS

J.P. Morgan Securities, 5.7%

  Dated 4/28/2000, due 5/1/2000 in the

  amount of $ 5,189,464 (fully collateralized by

  $ 5,057,000 U.S. Treasury Notes, 6.875%,

  5/15/2006, value $5,299,639)

   (cost $5,187,000)                                                                          5,187,000                5,187,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $289,812,568)                                                             98.9%              280,340,954

CASH AND RECEIVABLES (NET)                                                                         1.1%                2,995,664

NET ASSETS                                                                                       100.0%              283,336,618

(A) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 2/15/2036.

(B) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C) NOTIONAL FACE AMOUNT SHOWN.

(D) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2025.

(E) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 7/22/2026.

(F) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 8/15/2026.

(G) PARTIALLY PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                             289,812,568    280,340,95

Interest receivable                                                    3,974,12

Paydowns receivable                                                       87,38

Other assets                                                               1,08

                                                                     284,403,53
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           128,790

Cash overdraft due to Custodian                                         931,018

Payable for shares of Capital Stock redeemed                              7,113

                                                                      1,066,921
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      283,336,618
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     299,620,573

Accumulated undistributed investment income--net                        101,170

Accumulated net realized gain (loss) on investments                  (6,913,511

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            (9,471,614
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      283,336,618

NET ASSET VALUE PER SHARE

                                      Investor Shares          Restricted Shares
-------------------------------------------------------------------------------

Net Assets ($)                              3,359,305                279,977,31

Shares Outstanding                            288,511                 24,054,49
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                   11.64                     11.64

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      9,406,873

EXPENSES:

Management fee--Note 2(a)                                              738,985

Distribution fees (Investor Shares)--Note 2(b)                           3,543

Loan commitment fees--Note 4                                             1,787

TOTAL EXPENSES                                                         744,315

INVESTMENT INCOME--NET                                               8,662,558
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (3,548,568)

Net unrealized appreciation (depreciation) on investments           (2,644,607)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (6,193,175)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,469,383

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)     October 31, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          8,662,558           12,997,362

Net realized gain (loss) on investments       (3,548,568)          (3,336,362)

Net unrealized appreciation (depreciation)
   on investments                             (2,644,607)         (10,412,217)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   2,469,383             (751,217)
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                  (87,688)            (103,206)

Restricted Shares                             (8,562,436)         (12,833,622)

Net realized gain on investments:

Investor Shares                                        --             (19,420)

Restricted Shares                                      --          (2,243,985)

TOTAL DIVIDENDS                               (8,650,124)         (15,200,233)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                 2,178,678            2,504,041

Restricted shares                              50,195,465          124,388,414

Dividends reinvested:

Investor shares                                    36,725               99,791

Restricted shares                               2,934,084            6,623,316

Cost of shares redeemed:

Investor shares                               (1,046,077)          (1,665,390)

Restricted shares                            (23,502,614)         (28,301,206)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 30,796,261          103,648,966

TOTAL INCREASE (DECREASE) IN NET ASSETS       24,615,520           87,697,516
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           258,721,098          171,023,582

END OF PERIOD                                 283,336,618          258,721,098

Undistributed investment income--net              101,170               88,736

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                       186,236             204,113

Shares issued for dividends reinvested              3,138               8,080

Shares redeemed                                  (89,163)            (135,617)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     100,211              76,576
-------------------------------------------------------------------------------

RESTRICTED SHARES

Shares sold                                     4,276,486          10,113,315

Shares issued for dividends reinvested            250,854             535,682

Shares redeemed                               (2,005,329)          (2,309,550)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,522,011           8,339,447

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                               Six Months Ended

                                                                 April 30, 2000                      Year Ended October 31,
                                                                                       ---------------------------------------------

INVESTOR SHARES                                                      (Unaudited)       1999         1998        1997        1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                    11.92         12.87        12.52        12.29        12.50

Investment Operations:

Investment income--net                                                    .36           .70          .72          .74          .71

Net realized and unrealized
   gain (loss) on investments                                            (.28)         (.79)         .35          .23         (.21)

Total from Investment Operations                                          .08          (.09)        1.07          .97          .50

Distributions:

Dividends from investment income--net                                    (.36)         (.70)        (.72)        (.74)        (.71)

Dividends from net realized gain on investments                            --          (.16)          --           --           --

Total Distributions                                                      (.36)         (.86)        (.72)        (.74)        (.71)

Net asset value, end of period                                          11.64         11.92        12.87        12.52        12.29
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         1.42(b)       (.69)        8.80         8.21         4.18
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   ,80(b)        .80          .80          .80          .79

Ratio of net investment income
   to average net assets                                                 6.20(b)       5.74         5.68         6.01         5.61

Portfolio Turnover Rate                                                 33.62(c)     114.24       106.93       143.91       198.16
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   3,359         2,244        1,438          317          126

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)





                                                               Six Months Ended

                                                                 April 30, 2000                      Year Ended October 31,
                                                                                       --------------------------------------------

RESTRICTED SHARES                                                    (Unaudited)       1999        1998        1997        1996(a)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($)

Net asset value, beginning of period                                    11.91         12.85       12.52        12.29       12.50

Investment Operations:

Investment income--net                                                    .38           .73         .76          .77         .74

Net realized and unrealized
   gain (loss) on investments                                            (.27)         (.78)        .32          .23        (.21)

Total from Investment Operations                                          .11          (.05)       1.08         1.00         .53

Distributions:

Dividends from investment income--net                                    (.38)         (.73)       (.75)        (.77)       (.74)

Dividends from net realized gain on investments                            --          (.16)         --           --          --

Total Distributions                                                      (.38)         (.89)       (.75)        (.77)       (.74)

Net asset value, end of period                                          11.64         11.91       12.85        12.52       12.29
-----------------------------------------------------------------------------------------------------------------------------------

       TOTAL RETURN (%)                                                  1.85(b)       (.37)       8.90         8.49        4.45
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  ,55(b)         .55         .55          .55         .55

Ratio of net investment income
   to average net assets                                                6.43(b)        5.99        5.95         6.31        6.29

Portfolio Turnover Rate                                                33.62(c)      114.24      106.93       143.91      198.16
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 279,977       256,477     169,585      108,688      58,466

(A) FROM NOVEMBER 1, 1995 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Intermediate Bond Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to outperform the Lehman Brothers Aggregate Bond Index, while maintaining a similar level of risk, by investing primarily in domestic and foreign investment-grade debt securities and by actively managing bond market and maturity exposure. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Investor and Restricted. Investor shares are offered to any investor. Restricted shares are offered only to the clients of banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the fund' s distributor. Other differences between the classes include the
services    offered    to    and   the   expenses   borne   by   each   class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event o a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $3,138,000 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund
accounting    and     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .55% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the average daily net assets attrib utable to its Investor shares to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The Restricted shares bear no distribution fee. During the period ended April 30, 2000, Investor shares were charged $3,543 pursuant to the Plan, of which $3,155 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $117,977,400 and $87,863,947, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $9,471,614, consisting of $242,450 gross unrealized appreciation and $9,714,064 gross unrealized depreciation.

At April 30, 2000 the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

                                                             The Fund

                                                           For More Information

Dreyfus

Disciplined Intermediate Bond Fund

200 Park Avenue

New York, NY 10166

  Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

  Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

  Transfer Agent &

  Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

  Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   302SA004







Dreyfus Disciplined Smallcap Stock Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Disciplined

                                                            Smallcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Smallcap Stock Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gene Cervi.

The past six months have been favorable for small-cap stocks, which, as measured by the Russell 2000 Index, outpaced the performance of large-cap stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index. However, a closer look reveals that small-cap stocks experienced heightened volatility during the reporting period, rising and falling sharply in response to shifting investor preferences.

For example, during the last two months of 1999, small-cap stocks were generally outpaced by large-cap growth stocks -- particularly technology stocks -- in a fast-growing economy. Then, during the first two months of 2000, the large-capitalization sector of the stock market corrected sharply while small-cap stocks generally rose. In March and April, investor sentiment shifted once more, and large-cap companies generally provided higher returns than small-cap companies. In fact, small-cap stocks had their best performance ever in February followed, in March, by their worst performance relative to large-cap stocks since the small-cap market' s benchmark was created in January 1979

While it is too soon to determine whether these volatile changes signify a broadening of the market, we believe that many small-cap stocks -- particularly those in so-called "old economy" industry groups -- continue to be attractively valued relative to their large-cap counterparts.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Disciplined Smallcap Stock Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Gene Cervi, Portfolio Manager

How did Dreyfus Disciplined Smallcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund produced a total return of 16.29% .(1) In comparison, the fund' s benchmark, the Standard & Poor's SmallCap 600 Index ("S&P 600"), produced a total return of 17.25% for the same period.(2)

Small-cap stocks, which are often shunned by investors when business conditions are uncertain, generally outperformed large-cap stocks for the six-month reporting period. With fears of a global recession and disruptions due to Y2K behind them, investors felt more comfortable investing in small-cap stocks.

Despite the substantial volatility in the technology sector during March and April, the top five contributors to the fund's results during the reporting period were technology stocks. This reflects the sector's extremely strong performance during the first four months of the period, far outweighing subsequent declines during the period.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small-cap stocks that blends growth and value investment styles. The stocks are chosen using a disciplined process that combines computer analysis with human judgment.

The computer model identifies and ranks stocks based on financial strength, relative profit growth and the disparity between stock price and intrinsic worth. After the computer sifts through several thousand candidates, we select the most attractive stocks using the insights of our investment analysts. The fund's portfolio is constructed to have approximately the same sector weightings as the S&P 600.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

For much of the period, technology stocks dominated all other industry groups, resulting in the most positive impact on the fund's performance. However, that changed in mid-March when stock market investors became worried about rising interest rates and the possible return of inflation. Tech stocks, which had done so well in 1999, led the decline in March and April 2000.

Despite the technology sector' s extreme volatility, the fund' s top five performers during the reporting period were all tech stocks. These companies continued to benefit from the "new economy" -- the world of the Internet and all the related new industries created by it. Some of those top performers included:
Check Point Software Technologies, a leading provider of Internet security -- a growing concern for its worldwide corporate clients; Novellus Systems, a company that builds semiconductor equipment that allows manufacturers to add working space to their factories; and Lernout & Hauspie Speech Products, a company that specializes in speech recognition software, a growing market thanks to expanded voice traffic on the Internet. Check Point Software and Novellus Systems were sold in February 2000.

During the first part of the six-month period, the fund's performance was also enhanced by its participation in several successful initial public offerings
(IPOs) . Typically, IPOs will account for less than 5% of the portfolio, since these stocks are very volatile and can have a disproportionate impact on performance. Often the companies issuing stock for the first time have no earnings, so investors are relying heavily on forecasts of profitability many years down the road. It is not uncommon for a company's stock to double or triple on the first day of trading. To limit risk, we typically sell our holdings in IPOs within one month of investing in them. However, after several months of extremely good performance, the IPO market turned down sharply in March and April as investors became more concerned about rising interest rates and the potential slowdown in the economy. This hurt the fund's performance.


Disappointing fund holdings in the period included certain "old economy" stocks, or those companies NOT related to the Internet, such as Devon Energy, a natural gas distributor, which was generally hurt by weak demand due to the mild winter, and AnnTaylor Stores, whose shares declined when the company reported weak holiday sales. Other companies saw their stock prices decline even though corporate developments were not negative. For example, our holdings in Citadel Communications, an operator of radio stations, declined due to investor concerns that the company would lose advertising revenues from Internet companies, should the economy weaken. We do not believe that this is a significant issue, however, because "dot-com" companies account for only about 2% of the company's revenues.

What is the fund's current strategy?

We have remained consistent in our disciplined focus on small-cap stocks, generally matching the S& P 600 Index in terms of sector weightings to manage risk. Although our investment model considers value and growth, we continue to allocate a significant portion of the portfolio to technology so that we can participate in the exciting new economy. In addition, we plan to continue to pursue our IPO strategy and are confident that it can lead us to many investment
opportunities    going    forward.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--96.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Canandaigua Brands, Cl. A                                                                        18,750  (a)             944,531

CONSUMER CYCLICAL--12.0%

Alaska Air Group                                                                                 20,450  (a)             587,937

Ames Department Stores                                                                           20,970  (a)             376,149

AnnTaylor Stores                                                                                 30,880  (a)             638,830

Copart                                                                                           38,200  (a)             658,950

Harman International Industries                                                                  22,550                1,474,206

Jack in the Box                                                                                  51,100  (a)           1,251,950

Kenneth Cole Productions, Cl. A                                                                  34,520  (a)           1,411,005

La-Z-Boy                                                                                         62,080                  973,880

Pacific Sunwear of California                                                                    45,630  (a)           1,554,272

ShopKo Stores                                                                                    38,150  (a)             681,931

Too                                                                                              52,280                1,565,132

Warnaco Group, Cl. A                                                                             55,800                  592,875

Zale                                                                                             34,990  (a)           1,443,337

                                                                                                                      13,210,454

CONSUMER STAPLES--1.7%

Hain Food Group                                                                                  32,990  (a)             884,544

Michael Foods                                                                                    45,210                  969,189

                                                                                                                       1,853,733

ELECTRONIC EQUIPMENT--6.7%

DDi                                                                                              15,000                  225,000

Digital Microwave                                                                                53,120  (a)           1,962,120

KEMET                                                                                            29,000  (a)           2,160,500

Plexus                                                                                           19,600  (a)           1,501,850

Sawtek                                                                                           27,200  (a)           1,300,500

Viasystems Group                                                                                 14,000                  223,125

                                                                                                                       7,373,095

ENERGY--6.0%

Devon Energy                                                                                     40,790                1,965,568

ENSCO International                                                                              54,610                1,812,369

Marine Drilling Cos.                                                                             54,220  (a)           1,409,720

Valero Energy                                                                                    48,800                1,415,200

                                                                                                                       6,602,857

HEALTH CARE--12.4%

Aclara Biosciences                                                                               10,300                  392,687

Alpharma, Cl. A                                                                                  28,350                1,095,019


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

CONMED                                                                                           53,860  (a)           1,407,093

COR Therapeutics                                                                                 10,200  (a)             777,113

Cooper Cos.                                                                                      22,980                  772,703

IDEC Pharmaceuticals                                                                             16,860  (a)           1,079,040

Incyte Pharmaceuticals                                                                            9,100  (a)             700,700

Jones Pharma                                                                                     56,745                1,634,965

King Pharmaceuticals                                                                             17,700  (a)             873,937

Medicis Pharmaceutical, Cl. A                                                                    36,160  (a)           1,582,000

Ocular Sciences                                                                                  24,650  (a)             408,266

Patterson Dental                                                                                 31,930  (a)           1,536,631

Protein Design Labs                                                                               7,800  (a)             791,700

Triad Hospitals                                                                                  36,040                  619,437

                                                                                                                      13,671,291

INTEREST SENSITIVE--10.4%

Allied Capital                                                                                    54,270               1,014,171

Banknorth Group                                                                                   48,800               1,165,100

Cullen/Frost Bankers                                                                              76,410               1,886,372

Eaton Vance                                                                                       23,290                 985,458

Financial Security Assurance Holdings                                                             22,980               1,696,211

Legg Mason                                                                                        41,830               1,581,697

MONY Group                                                                                        35,620               1,101,994

RenaissanceRe Holdings                                                                            26,660                 979,755

Webster Financial                                                                                 51,110               1,092,476

                                                                                                                      11,503,234

INTERNET RELATED--.5%

S1                                                                                                9,780  (a)             531,176

PRODUCER GOODS--15.0%

ATMI                                                                                             25,700  (a)             989,450

Astec Industries                                                                                 42,780  (a)           1,074,847

Catalytica                                                                                       53,860  (a)             599,193

CommScope                                                                                        30,100  (a)           1,429,750

Howmet International                                                                             35,000  (a)             741,563

Insituform Technologies, Cl. A                                                                   42,370  (a)           1,422,043

Manitowoc                                                                                        35,937                1,192,659

MasTec                                                                                            6,000  (a)             518,250

Mattson Technology                                                                               12,800  (a)             628,800

Milacron                                                                                         31,690                  578,342

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

NCI Building Systems                                                                             50,690  (a)             969,446

Reliance Steel & Aluminum                                                                        63,700                1,465,100

Teekay Shipping                                                                                  36,300                1,191,094

Terex                                                                                            70,810  (a)           1,106,406

Timken                                                                                           62,910                1,163,835

Tredegar                                                                                         35,830                  924,862

USFreightways                                                                                    13,134                  612,373

                                                                                                                      16,608,013

SERVICES--9.4%

Armor Holdings                                                                                   63,750  (a)             713,203

Breakaway Solutions                                                                              20,300                  535,413

Catalina Marketing                                                                               19,810  (a)           2,005,763

Citadel Communications                                                                           39,310  (a)           1,535,547

Cox Radio, Cl. A                                                                                 23,290  (a)           1,688,525

Entercom Communications                                                                          20,020  (a)             850,850

MarchFirst                                                                                       54,300  (a)           1,157,269

Ritchie Brothers Auctioneers                                                                     35,300  (a)             811,900

360networks                                                                                       2,500                   37,969

Veritas DGC                                                                                      43,210  (a)           1,037,040

                                                                                                                      10,373,479

TECHNOLOGY--20.5%

Asyst Technologies                                                                               36,900  (a)           1,974,150

CheckFree Holdings                                                                               13,180  (a)             669,709

Concord Communications                                                                           26,770  (a)             749,560

Dallas Semiconductor                                                                             51,380                2,206,129

Lernout & Hauspie Speech Products                                                                16,520  (a)           1,598,310

Mercury Interactive                                                                              32,100  (a)           2,889,000

Micrel                                                                                           30,050  (a)           2,599,325

New Era of Networks                                                                              23,300  (a)             731,038

Power Integrations                                                                               37,800  (a)             859,950

RSA Security                                                                                     29,000  (a)           1,701,938

Remedy                                                                                           25,820  (a)           1,371,688

Sanchez Computer Associates                                                                      34,000  (a)             658,750

Semtech                                                                                          33,630  (a)           2,293,146

TranSwitch                                                                                       26,770  (a)           2,357,433

                                                                                                                      22,660,126


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--1.4%

Adelphia Business Solutions                                                                      18,870  (a)             660,450

Covad Communications Group                                                                       33,760  (a)             936,840

                                                                                                                       1,597,290

TOTAL COMMON STOCKS

   (cost $104,312,102)                                                                                               106,929,279
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party Repurchase

  Agreement, 5.72%, dated 4/28/2000,

  due 5/1/2000 in the amount of $3,326,585

  (fully collateralized by $990,000 Federal Home

  Loan Bank Bonds, 6.75%, 2/15/2002, and

  by $2,540,000 Federal Home Loan Mortgage

  Corp. Notes, 5%, 1/15/2004, value $3,393,501)

   (cost $3,325,000)                                                                          3,325,000                3,325,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $107,637,102)                                                             99.8%              110,254,279

CASH AND RECEIVABLES (NET)                                                                          .2%                  170,959

NET ASSETS                                                                                       100.0%              110,425,238

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                         Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
See Statement of Investments--Note 1(c)               107,637,102   110,254,279


Cash                                                                     99,984

Receivable for investment securities sold                             1,715,203

Dividends and interest receivable                                        15,592

                                                                    112,085,058
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           129,260

Payable for investment securities purchased                           1,530,560

                                                                      1,659,820
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      110,425,238
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     104,082,563

Accumulated investment (loss)                                         (220,536)

Accumulated net realized gain (loss) on investments                   3,946,034

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              2,617,177
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      110,425,238
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       5,794,946

NET ASSET VALUE, offering and redemption price per share--Note 2(c)($)    19.06

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         157,074

Interest                                                               121,418

TOTAL INCOME                                                           278,492

EXPENSES:

Management fee--Note 2(a)                                              415,697

Distribution fees--Note 2 (b)                                           83,139

Loan commitment fees--Note 4                                               192

TOTAL EXPENSES                                                         499,028

INVESTMENT (LOSS)                                                     (220,536)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              3,946,034

Net unrealized appreciation (depreciation) on investments            (878,436)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,067,598

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,847,062

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (220,536)             (87,892)

Net realized gain (loss) on investments         3,946,034              80,509

Net unrealized appreciation (depreciation)
   on investments                               (878,436)           3,209,491

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   2,847,062            3,202,108
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  89,004,304          25,188,670

Cost of shares redeemed                       (5,008,427)         (10,237,144)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            83,995,877           14,951,526

TOTAL INCREASE (DECREASE) IN NET ASSETS       86,842,939           18,153,634
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           23,582,299            5,428,665

END OF PERIOD                                110,425,238           23,582,299
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     4,615,347            1,691,393

Shares redeemed                                 (259,127)            (668,393)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,356,220            1,023,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                            Six Months Ended
                                                                              April 30, 2000           Year Ended October 31
                                                                                                     --------------------------
                                                                                  (Unaudited)           1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    16.39          13.06          12.50

Investment Operations:

Investment (loss)-net                                                                    (.06)(b)       (.09)(b)        --

Net realized and unrealized
   gain (loss) on investments                                                            2.73           3.42            .56

Total from Investment Operations                                                         2.67           3.33            .56

Net asset value, end of period                                                          19.06          16.39          13.06
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                        16.29(c)       25.50           4.48(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .75(c)        1.50            .13(c)

Ratio of net investment (loss)
   to average net assets                                                                 (.33)(c)       (.56)          (.02)(c)

Portfolio Turnover Rate                                                                 54.28(c)       76.14           2.58(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  110,425        23,582           5,429

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) CALCULATED BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Smallcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that surpass the Standard & Poor's SmallCap 600((reg.tm) ) Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charges. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

of Trade on which the contract is traded and is subject to change. At April 30, 2000, there were no open financial futures contracts.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the distributor for shareholder servicing activities primarily intended to result in the sale of fund shares. During the period ended April 30, 2000, the fund was charged $83,139 pursuant to the Plan, of which $28,567 was paid to DSC.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through use of the fund's exchange privilege.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $116,364,268 and $34,383,160, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At  April  30,  2000, accumulated net unrealized appreciation on investments was
$2,617,177,   consisting   of  $12,564,087  gross  unrealized  appreciation  and
$9,946,910 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTES

                                                           For More Information

                        Dreyfus Disciplined
                        Smallcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent &
                          Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   041SA004




Dreyfus Disciplined

Stock Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         Disciplined Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Disciplined Stock Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall.

We  appreciate  your confidence over the past six months, and we look forward to
your    continued   participation   in   Dreyfus   Disciplined   Stock   Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative  to its benchmark?

For the six-month period ended April 30, 2000, the fund's total return was 7.93%
 . (1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 7.18%
 .(2)

We attribute the fund' s good relative performance to our stock selection process, particularly within the technology sector. We achieved these results despite a volatile market in which performance was driven by a relative handful of very large growth stocks, conditions that do not generally favor the fund's diversified growth and value investment approach.

What is the fund's investment approach?

Dreyfus Disciplined Stock Fund invests primarily in a diversified portfolio of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit improving earnings momentum. A team of experienced analysts examine the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of
various    indus
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

try sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 145 stocks across eleven economic sectors. Our ten largest holdings accounted for approximately 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

The fund's performance was driven primarily by its technology-related holdings, which benefited from both general investor enthusiasm as well as the successful application of our security selection strategy within the sector. Consistent with our investment approach, the fund held approximately the same percentage of technology stocks as the S& P 500 Index. However, our experienced team of securities analysts succeeded in identifying several of the sector's strongest performers, such as Corning, Micron Technology and Applied Materials. We experienced similar success in the health care sector, where the fund's significant position in Warner-Lambert benefited from the company's agreement to be acquired by Pfizer at a substantial premium to its then prevailing stock price.

Although the portfolio outperformed the S& P 500 Index during the reporting period, we were disappointed with the performance of the quantitative model that helps us choose securities. Uncertainties regarding rising interest rates and the sustainability of U.S. economic growth caused sudden swings in investor sentiment. As a result, stock prices rose and fell sharply. These conditions undermined the effectiveness of our model, which depends on using data from one month to identify stocks that will outperform during the next.


What is the fund's current strategy?

We continue to employ our sector-neutral strategy, which is designed to manage certain risks by apportioning assets among various sectors in a way that is consistent with the S& P 500 Index. In addition, our stock selection strategy continues to be driven by our quantitative model, and we are looking for ways to increase our model's effectiveness in volatile market environments. We continue to adhere to our disciplined investment process in our efforts to outperform the S&P 500 Index.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.7%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.9%

Anheuser-Busch Cos.                                                                             303,800               21,436,887

Seagram                                                                                         160,300                8,656,200

                                                                                                                      30,093,087

CONSUMER CYCLICAL--9.2%

Best Buy                                                                                        266,100  (a)          21,487,575

Costco Wholesale                                                                                293,800  (a)          15,883,563

Federated Department Stores                                                                     355,700  (a)          12,093,800

Ford Motor                                                                                      191,700               10,483,594

General Motors                                                                                  478,100               44,762,112

Home Depot                                                                                      400,200               22,436,213

Limited                                                                                         429,900               19,426,106

Lowe's Cos.                                                                                     304,000               15,048,000

Safeway                                                                                         346,900  (a)          15,306,963

Staples                                                                                         475,450  (a)           9,063,266

TJX Cos.                                                                                        588,300               11,288,006

Tandy                                                                                           383,300               21,848,100

Target                                                                                          325,900               21,692,719

US Airways Group                                                                                240,100  (a)           6,677,781

Wal-Mart Stores                                                                               1,270,900               70,376,087

                                                                                                                     317,873,885

CONSUMER STAPLES--3.8%

Coca-Cola                                                                                       472,300               22,227,619

Energizer Holdings                                                                              148,966                2,541,732

General Mills                                                                                   427,000               15,532,125

Nabisco Holdings, Cl. A                                                                         386,000               14,499,125

PepsiCo                                                                                         710,200               26,055,462

Procter & Gamble                                                                                481,800               28,727,325

Quaker Oats                                                                                     208,900               13,617,669

Ralston-Purina Group                                                                            447,000                7,906,313

                                                                                                                     131,107,370

ENERGY--5.5%

BP Amoco, ADS                                                                                   344,564               17,572,764

Coastal                                                                                         362,300               18,182,931

Enron                                                                                           397,600               27,707,750

Exxon Mobil                                                                                     804,700               62,515,131

Kerr-McGee                                                                                      238,380               12,336,165

Royal Dutch Petroleum (New York Shares)                                                         606,200               34,780,725


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Tosco                                                                                           327,000               10,484,437

USX-Marathon Group                                                                              306,800                7,152,275

                                                                                                                     190,732,178

HEALTH CARE--9.9%

American Home Products                                                                          614,400               34,521,600

Amgen                                                                                           510,300  (a)          28,576,800

Bausch & Lomb                                                                                   158,400                9,563,400

Bristol-Myers Squibb                                                                            665,200               34,881,425

Elan, ADS                                                                                       305,500  (a)          13,098,313

Genentech                                                                                        84,000                9,828,000

MedImmune                                                                                        80,500  (a)          12,874,969

Medtronic                                                                                       510,700               26,524,481

Merck & Co.                                                                                     656,700               45,640,650

Schering-Plough                                                                                 612,400               24,687,375

UnitedHealth Group                                                                              233,000               15,538,187

Warner-Lambert                                                                                  752,300               85,621,144

                                                                                                                     341,356,344

INTEREST SENSITIVE--16.7%

ACE                                                                                             322,600                7,722,238

Allstate                                                                                        613,260               14,488,268

Ambac Financial Group                                                                           139,500                6,696,000

American General                                                                                271,300               15,192,800

Bank of America                                                                                 761,200               37,298,800

CIGNA                                                                                           134,600               10,734,350

Chase Manhattan                                                                                 637,880               45,967,227

Citigroup                                                                                       748,970               44,516,904

Fannie Mae                                                                                      364,700               21,995,969

FleetBoston Financial                                                                         1,115,000               39,512,812

General Electric                                                                                948,600              149,167,350

Hartford Financial Services Group                                                               477,000               24,893,438

Lehman Brothers Holdings                                                                        237,400               19,481,638

MBNA                                                                                            774,600               20,575,313

Merrill Lynch                                                                                   293,000               29,867,688

Morgan Stanley Dean Witter & Co.                                                                227,200               17,437,600

PNC Financial Services Group                                                                    233,800               10,199,525

SLM Holding                                                                                     270,800                8,479,425

SouthTrust                                                                                      415,350                9,916,481

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SunTrust Banks                                                                                  163,300                8,287,475

Wells Fargo                                                                                     800,600               32,874,638

                                                                                                                     575,305,939

INTERNET RELATED--1.4%

America Online                                                                                  430,900  (a)          25,773,206

Internet Capital Group                                                                           69,500                2,945,063

Yahoo!                                                                                          133,400  (a)          17,375,350

                                                                                                                      46,093,619

PRODUCER GOODS--6.6%

Alcoa                                                                                           218,100               14,149,238

Boeing                                                                                          388,700               15,426,531

Burlington Northern Santa Fe                                                                    289,500                6,984,188

Canadian National Railway                                                                       189,300                5,312,231

Champion International                                                                          186,400               12,255,800

Honeywell International                                                                         185,700               10,399,200

Ingersoll-Rand                                                                                  207,850                9,755,959

International Paper                                                                             213,100                7,831,425

Martin Marietta Materials                                                                       121,100                6,418,300

Minnesota Mining & Manufacturing                                                                261,500               22,619,750

Northrop Grumman                                                                                 96,500                6,839,438

PPG Industries                                                                                  275,100               14,958,562

Rohm & Haas                                                                                     201,300                7,171,313

Southdown                                                                                       203,000               11,799,375

Tyco International                                                                            1,174,600               53,958,187

Union Carbide                                                                                   155,800                9,192,200

United Technologies                                                                             213,700               13,289,469

                                                                                                                     228,361,166

SEMICONDUCTORS--6.7%

Altera                                                                                          163,500  (a)          16,717,875

Analog Devices                                                                                  206,400  (a)          15,854,100

Applied Materials                                                                               296,200  (a)          30,156,862

Intel                                                                                           946,300              120,002,669

Linear Technology                                                                               238,900               13,647,163

Maxim Integrated Products                                                                       198,200  (a)          12,845,838

Micron Technology                                                                               155,900  (a)          21,709,075

                                                                                                                     230,933,582


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--7.0%

AMFM                                                                                             88,600  (a)           5,880,825

AT&T--Liberty Media Group, Cl. A                                                                291,100  (a)          14,536,806

Automatic Data Processing                                                                       315,400               16,972,462

Clear Channel Communications                                                                    194,900  (a)          14,032,800

Disney (Walt)                                                                                   581,600               25,190,550

Fox Entertainment Group, Cl. A                                                                  361,700  (a)           9,313,775

Hispanic Broadcasting                                                                           100,500  (a)          10,156,781

Infinity Broadcasting, Cl. A                                                                    344,600  (a)          11,694,863

MediaOne Group                                                                                  102,800  (a)           7,774,250

Omnicom Group                                                                                   196,300               17,875,569

Time Warner                                                                                     535,000               48,116,562

Viacom, Cl. B                                                                                   498,800  (a)          27,122,250

Vodafone AirTouch, ADR                                                                          523,550               24,606,850

VoiceStream Wireless                                                                             61,000                6,039,000

                                                                                                                     239,313,343

TECHNOLOGY--24.0%

Cisco Systems                                                                                 2,083,000  (a)         144,410,484

Citrix Systems                                                                                  123,200  (a)           7,522,900

Corning                                                                                         205,500               40,586,250

Dell Computer                                                                                   869,200  (a)          43,568,650

EMC                                                                                             341,500  (a)          47,447,156

Gateway                                                                                         188,900  (a)          10,436,725

International Business Machines                                                                 303,500               33,878,187

Lexmark International Group, Cl. A                                                              130,700  (a)          15,422,600

Lucent Technologies                                                                             269,400               16,753,312

Microsoft                                                                                     1,311,700  (a)          91,491,075

Motorola                                                                                        280,560               33,404,175

Network Appliance                                                                               172,200  (a)          12,732,038

Nokia, ADS                                                                                      242,800               13,809,250

Nortel Networks                                                                                 465,600               52,729,200

Oracle                                                                                        1,083,600  (a)          86,620,275

QUALCOMM                                                                                        170,100  (a)          18,445,219

SCI Systems                                                                                     412,240  (a)          21,951,780

Schlumberger                                                                                    285,800               21,881,563

Siebel Systems                                                                                   95,200  (a)          11,697,700

Solectron                                                                                       467,800  (a)          21,898,887

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                                626,400  (a)          57,589,650

Symantec                                                                                        169,100  (a)          10,558,181

Tellabs                                                                                         238,000  (a)          13,045,375

                                                                                                                     827,880,632

UTILITIES--8.0%

AT&T                                                                                          1,131,800               52,840,912

Bell Atlantic                                                                                   463,810               27,480,742

Calpine                                                                                          84,800  (a)           7,759,200

Florida Progress                                                                                214,600               10,515,400

GPU                                                                                             285,300                8,006,231

GTE                                                                                             352,900               23,908,975

MCI WorldCom                                                                                    623,400  (a)          28,325,737

PECO Energy                                                                                     228,000                9,504,750

Public Service Enterprise Group                                                                 222,000                7,964,250

Qwest Communications International                                                              108,232  (a)           4,694,563

SBC Communications                                                                              734,331               32,172,877

Sprint (FON Group)                                                                              573,600               35,276,400

Telefonos de Mexico, Cl. L, ADS                                                                 121,800                7,163,363

U S WEST                                                                                        288,500               20,537,594

                                                                                                                     276,150,994

TOTAL COMMON STOCKS

   (cost $2,373,287,454)                                                                                           3,435,202,139
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

   Goldman Sachs & Co., Tri-Party Repurchase Agreement,
   5.67% dated 4/28/2000, due 5/1/2000 in the amount of
   $12,005,670 (fully collateralized by $12,290,000
   U.S. Treasury Notes, 4.50%, 9/30/2000,
   value $12,240,135)
   (cost $12,000,000)                                                                        12,000,000               12,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,385,287,454)                                                          100.0%            3,447,202,139

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                (813,223)

NET ASSETS                                                                                       100.0%            3,446,388,916

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments-Note 1(c)                            2,385,287,454  3,447,202,139

Cash                                                                     958,893

Dividends and interest receivable                                      1,878,978

Receivable for shares of Capital Stock subscribed                        653,296

                                                                   3,450,693,306
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                          2,828,988

Payable for shares of Capital Stock redeemed                           1,475,402

                                                                       4,304,390
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     3,446,388,916
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     2,274,805,88

Accumulated distributions in excess of investment income--net           (54,423)

Accumulated net realized gain (loss) on investments                  109,722,769

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                          1,061,914,685
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     3,446,388,916
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(245 million shares of $.001 par value Capital Stock authorized)      80,610,761

NET ASSET VALUE, offering and redemption price per share ($)               42.75

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $54,411 foreign taxes withheld at source)    17,737,988

Interest                                                               402,537

TOTAL INCOME                                                        18,140,525

EXPENSES:

Management fee--Note 2(a)                                           15,266,687

Distribution fees-Note 2(b)                                          1,696,298

Loan commitment fees--Note 4                                            23,913

Interest expense--Note 4                                                 9,775

TOTAL EXPENSES                                                      16,996,673

INVESTMENT INCOME--NET                                               1,143,852
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            120,818,244

Net unrealized appreciation (depreciation) on investments          136,730,227

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             257,548,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               258,692,323

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,143,852           8,305,061

Net realized gain (loss) on investments       120,818,244         111,120,419

Net unrealized appreciation (depreciation)
   on investments                            136,730,227          484,270,158

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                258,692,323           603,695,638
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (1,198,275)         (11,442,543)

Net realized gain on investments            (111,279,716)        (119,405,805)

TOTAL DIVIDENDS                             (112,477,991)        (130,848,348)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 446,064,849        1,255,734,317

Dividends reinvested                          105,855,006          121,358,577

Cost of shares redeemed                     (541,294,014)        (996,555,018)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            10,625,841          380,537,876

TOTAL INCREASE (DECREASE) IN NET ASSETS      156,840,173          853,385,166
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,289,548,743        2,436,163,577

END OF PERIOD                               3,446,388,916        3,289,548,743
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    10,639,290          32,584,410

Shares issued for dividends reinvested          2,566,804           3,330,034

Shares redeemed                              (12,897,807)         (25,858,146)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     308,287          10,056,298

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                Six Months Ended
                                  April 30, 2000                                           Year Ended October 31,
                                                              ----------------------------------------------------------------------
                                      (Unaudited)             1999           1998(a)            1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                      40.96            34.68           32.78            26.65            22.09         18.54

Investment Operations:

Investment income--net                        .01(b)           .11(b)          .20              .25              .28           .30

Net realized and
   unrealized gain (loss)
   on investments                            3.19             7.97            5.31             7.92             5.13          4.02

Total from Investment
   Operations                                3.20             8.08            5.51             8.17             5.41          4.32

Distributions:

Dividends from investment
   income--net                               (.02)            (.15)           (.24)            (.26)             (.29)        (.30)

Dividends from net realized
   gain on investments                      (1.39)           (1.65)          (3.37)           (1.78)             (.56)        (.47)

Total Distributions                        (1.41)            (1.80)          (3.61)           (2.04)             (.85)        (.77)

Net asset value,
   end of period                            42.75            40.96           34.68            32.78             26.65        22.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                             7.93(c)         24.01           18.37            32.32             25.14        24.33
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL
   DATA (%):

Ratio of expenses to
   average net assets                         .50(c)          1.00             .99             .90                .90          .90

Ratio of net investment
    income to average
    net assets                                .03(c)           .28             .61             .87               1.23         1.61

Portfolio Turnover Rate                     28.05(c)         57.23           54.45           68.87              64.47        60.00

Net Assets, end of period
   ($ x 1,000)                          3,446,389        3,289,549       2,436,164       1,482,176            807,680      382,646

(A)  EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND,
WITH THE EXISTING INSTITUTIONAL SHARES AND RETAIL SHARES CONVERTED INTO A NEW
SINGLE CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") , a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost  basis.
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At April 30, 2000, there were no financial futures contracts outstanding.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended April 30, 2000, the fund was charged $1,696,299 pursuant to the Plan, of which $377,204, was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.


NOTE 3-Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $950,430,675 and $1,063,324,150, respectively.

At April 30, 2000, accumulated net unrealized appreciation on investments was $1,061,914,685, consisting of $1,166,399,392 gross unrealized appreciation and $104,484,707 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing
market    rates    in    effect    at    the    time    of    borrowings.

The average daily amount of borrowings outstanding during the period ended April 30, 2000 was approximately $299,700 with a related weighted average annualized interest rate of 6.56%.

NOTE 5--Litigation:

The fund, along with certain related parties, were defendants in a class action lawsuit. Former Retail class shareholders asserted that the adoption of the Plan, with respect to the fund's Retail class, was in violation of the Act and common law. On March 29, 1999, the trial court dismissed the lawsuit with prejudice, but the plaintiffs filed an appeal. On December 23, 1999, the appeals court affirmed the dismissal and the time period for the plaintiffs to petition for further review has expired.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Disciplined Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                         Transfer Agent &
                         Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   728SA004





Dreyfus Institutional

Government Money

Market Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                             Dreyfus Institutional Government Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Government Money Market Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected long-term bonds, they
positively    influenced    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Government Money Market Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the six-month period ended April 30, 2000, Dreyfus Institutional Government Money Market Fund produced an annualized yield of 5.40%, and after taking into account the effect of compounding, an annualized effective yield of 5.53%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively short average maturity for the portfolio. This somewhat defensive position enabled us to capture higher yields more quickly as interest rates rose during the reporting period.

What is the fund's investment approach?

As a government money market fund, the fund provides shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature; that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high quality short-term debt securities that are issued by the United States Government or its agencies or instrumentalities, including U.S. Treasury securities, as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The primary factors influencing the fund's performance over the past six months have been the continued strength of the U.S. economy and the series of short-term interest-rate hikes initiated by the Federal Reserve Board (the " Fed" ) in an attempt to slow economic growth and forestall the buildup of
inflationary    pressures.    In    three    separate    moves     The    Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

during November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a total increase of
1.25    percentage    points    since    last    summer.

The fund was able to benefit from these rate hikes because we concentrated on holding securities with shorter average maturities. By doing so, we enabled the fund to take advantage of higher money market yields as rates were rising

In addition, during the fourth quarter of 1999 the money markets were busy preparing for the possibility of problems that could result from Y2K concerns. At that time, many dealers and issuers basically shut down their operations, preferring to have little or no activity until after year-end. That move caused a lack of liquidity in the overnight bond market. Once Y2K concerns had passed, an event that some market analysts have since dubbed a "non-event," liquidity once again returned to the bond markets, calming volatility levels.

Then, in mid-January, the government announced that it would use the federal budget surplus to initiate a buyback program for outstanding Treasuries. This announcement triggered a wave of purchases of long-term Treasury securities, a move that drove yields for 30-year Treasury bonds below that of shorter term securities, creating what' s called an inverted yield curve. An unusual circumstance, an inverted yield curve occurs when short-term interest rates are
higher    than    long-term    rates.

What is the fund's current strategy?

Our strategy has been to retain the flexibility we need to seek high current income by responding quickly to changing market conditions. To that end, we have kept the portfolio' s average maturity short. As the U.S. economy continues to grow, we believe that the Fed has more work to do in order to curb a potential reacceleration of inflation. By keeping maturities near the short end of the range, we believe we are positioning the fund to seek to capture potentially higher money market yields that may accompany further interest-rate increases


Throughout the period, we continued to emphasize agency securities in an effort to earn the highest possible yield for the fund. In fact, as of the end of the reporting period, approximately 65% of the fund's total assets were allocated among different government agency securities. In addition, we maintained our allocation to government floating-rate notes -- 34% as of April 30, 2000 --because these notes provide the fund with protection against rising interest rates. Most recently, in the rising interest-rate environment, floating-rate notes have been particularly beneficial for the fund. The portfolio's remaining assets were allocated to repurchase agreements, which provided liquidity and helped boost returns.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)


                                                                             Annualized

                                                                              Yield on

                                                                              Date of            Principal

U.S. GOVERNMENT AGENCIES--103.2%                                              Purchase (%)       Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Notes

   5/1/2000                                                                      5.65            10,000,000           10,000,000

   6/1/2000                                                                      5.73            10,000,000           10,000,000

   7/3/2000                                                                      5.92            10,000,000           10,000,000

   8/1/2000                                                                      5.95            10,000,000           10,000,000

   9/1/2000                                                                      5.99             5,000,000            5,000,000

   10/2/2000                                                                     6.15             5,000,000            5,000,000

   11/1/2000                                                                     6.20             5,000,000            5,000,000

Federal Home Loan Banks, Discount Notes

   5/3/2000                                                                      5.86            30,000,000           29,990,250

   5/17/2000                                                                     5.88            10,000,000            9,973,956

   7/26/2000                                                                     6.19            10,000,000            9,854,517

Federal Home Loan Banks, Floating Rate Notes

   9/28/2000                                                                     6.02  (a)       10,000,000            9,998,361

   10/4/2000                                                                     6.13  (a)       10,000,000            9,997,612

   3/20/2001                                                                     5.95  (a)       10,000,000            9,995,575

Federal Home Loan Mortgage Corp., Discount Notes

   5/2/2000                                                                      5.95             5,000,000            4,999,178

   5/4/2000                                                                      5.98             5,000,000            4,997,521

   5/9/2000                                                                      5.99             5,000,000            4,993,389

   5/19/2000                                                                     5.89             5,000,000            4,985,325

   5/23/2000                                                                     5.92            10,000,000            9,964,006

   6/29/2000                                                                     6.10            10,000,000            9,901,175

Federal Home Loan Mortgage Corp.,
   Floating Rate Notes

   5/18/2000                                                                     6.02  (a)       10,000,000            9,999,628

   4/11/2001                                                                     5.95  (a)       15,000,000           14,998,609

Federal National Mortgage Association,
   Discount Notes

   5/16/2000                                                                     5.88             5,000,000            4,987,792

   6/1/2000                                                                      5.96            10,000,000            9,949,022

   6/5/2000                                                                      5.79             5,000,000            4,972,875

   7/20/2000                                                                     6.19            10,000,000            9,864,444

   2/16/2001                                                                     6.41             5,000,000            4,999,523

Federal National Mortgage Association,
   Floating Rate Notes

   8/9/2000                                                                      5.98  (a)       10,000,000            9,998,361

   9/6/2000                                                                      5.87  (a)       10,020,000           10,019,564

   9/18/2000                                                                     6.15  (a)       10,000,000            9,999,236

   4/26/2001                                                                     6.11  (a)       10,000,000            9,999,014

TOTAL U.S. GOVERNMENT AGENCIES
   (cost $274,438,933)                                                                                               274,438,933


                                                                            Annualized

                                                                             Yield on

                                                                              Date of            Principal

REPURCHASE AGREEMENTS--.4%                                                   Purchase (%)        Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.,
   Repurchase Agreement dated 4/28/2000,
   due 5/1/2000 in the amount of $1,108,200
   (fully collateralized by $908,000

   U.S. Treasury Bonds 11.625%,
   due 11/15/2004 value $1,130,212

   (cost $1,107,677)                                                             5.67             1,107,677            1,107,677
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $275,546,610)                                           103.6%                               275,546,610

LIABILITIES, LESS CASH AND RECEIVABLES                                           (3.6%)                               (9,628,725)

NET ASSETS                                                                      100.0%                               265,917,885

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost                 Value
-------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                             275,546,610            275,546,610

Interest receivable                                                            1,154,297

                                                                             276,700,907
-------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                    97,077

Cash overdraft due to Custodian                                                 685,945

Payable for investment securities purchased                                  10,000,000

                                                                             10,783,022
------------------------------------------------------------------------------------------

NET ASSETS ($)                                                              265,917,885
------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                             266,031,957

Accumulated net realized gain (loss) on investments                            (114,072)
------------------------------------------------------------------------------------------

NET ASSETS ($)                                                              265,917,885
------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001par value Capital Stock authorized)               266,031,957

NET ASSET VALUE, offering and redemption price per share ($)                       1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                               7,896,110

EXPENSES:

Management fee--Note 2(a)                                                       206,782

Shareholder servicing costs--Note 2(b)                                          206,782

TOTAL EXPENSES                                                                  413,564

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN

   NET ASSETS RESULTING FROM OPERATIONS                                       7,482,546

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000  Year Ended

                                              (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          7,482,546           11,831,116

Net realized gain (loss) from investments              --              (31,649)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,482,546           11,799,467
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (7,482,546)         (11,831,116)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,352,412,673        2,626,381,951

Dividends reinvested                              129,738              358,854

Cost of shares redeemed                    (1,323,156,270)      (2,734,165,524)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             29,386,141         (107,424,719)

TOTAL INCREASE (DECREASE) IN NET ASSETS        29,386,141         (107,456,368)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           236,531,744          343,988,112

END OF PERIOD                                 265,917,885          236,531,744

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                             Six Months Ended

                                              April 30, 2000                        Year Ended October 31,
                                                                    -----------------------------------------------------------

                                                (Unaudited)        1999        1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00            1.00         1.00         1.00           1.00          1.00

Investment Operations:

Investment income--net                              .027            .046         .052         .052           .051          .056

Distributions:

Dividends from
   investment income--net                          (.027)          (.046)       (.052)       (.052)         (.051)        (.056)

Net asset value, end of period                     1.00            1.00         1.00         1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   5.45(a)         4.74         5.36         5.28           5.25          5.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                            .30(a)          .30          .30          .30            .30           .30

Ratio of net investment
   income to average net assets                    5.41(a)         4.64         5.22         5.14           5.14          5.55
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  265,918         236,532      343,988      191,853        295,434       515,812

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities
transactions   are   recorded   on   the   identified   cost   basis.   Interes
income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The fund' s manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $114,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $14,000 of the carryover expires in fiscal 2005, $68,000 expires in fiscal 2006 and $32,000 expires in fiscal 2007.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates, to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses.

The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the " Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2000, the fund was charged $206,782 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES

                                                           For More Information

Dreyfus Institutional Government Money Market Fund

200 Park Avenue

New York, NY 10166

Manager

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   919SA004






Dreyfus

Institutional Prime

Money Market Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

1                                FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                        Prime Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Prime Money Market Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected long-term bonds, they positively influenced money market yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Prime Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period

For the six-month period ended April 30, 2000, Dreyfus Institutional Prime Money Market Fund produced an annualized yield of 5.59%, and after taking into account the effect of compounding, an annualized effective yield of 5.74%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively short average maturity for the portfolio. This somewhat defensive position enabled us to capture higher yields more quickly as interest rates rose during the reporting period.

What is the fund's investment approach?

As a money market fund, the fund provides shareholders with an investment vehicle that is made up of high quality income-producing securities that are also very liquid in nature; that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high quality short-term debt securities, such as those issued by the United States Government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The primary factors influencing the fund's performance over the past six months have been the continued strength of the U.S. economy and the series of short-term interest-rate hikes initiated by the Federal Reserve Board (the
"  Fed"  ) in   an   attempt   to   slow   economic   growth   and
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

forestall the buildup of inflationary pressures. In three separate moves during November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a total increase of
1.25    percentage    points    since    last    summer.

The fund was able to benefit from these rate hikes because we concentrated on holding securities with shorter average maturities. By doing so, we enabled the fund to take advantage of higher money market yields as rates were rising

In addition, during the fourth quarter of 1999 the money markets were busy preparing for the possibility of problems that could result from Y2K concerns. At that time, many dealers and issuers basically shut down their operations, preferring to have little or no activity until after year-end. That move caused a lack of liquidity in the overnight bond market. Once Y2K concerns had passed, an event that some market analysts have since dubbed a "non-event," liquidity once again returned to the bond markets, calming volatility levels.

Then, in mid-January, the government announced that it would use the federal budget surplus to initiate a buyback program for outstanding Treasuries. This announcement triggered a wave of purchases of long-term Treasury securities, a move that drove yields for 30-year Treasury bonds below that of shorter term securities, creating what' s called an inverted yield curve. An unusual circumstance, an inverted yield curve occurs when short-term interest rates are higher than long-term rates. Since most all other bonds are benchmarked off of Treasury securities, including bonds held in this fund, the inverted yield curve resulted in an increased level of volatility during the period.

What is the fund's current strategy?

Our strategy has been to retain the flexibility we need to seek high current income by responding quickly to changing market conditions. To that end, we have kept the portfolio's average maturity short at approximately 22 days as of the end of the reporting period. As the U.S. economy continues to grow, we believe that the Fed has more work to do in order to curb a potential reacceleration of inflation. By keeping maturities near the short end of the range, we believe we are positioning the fund to seek to capture potentially higher money market yields that may accompany further interest-rate increases.

As of the end of the reporting period, the largest portion of the fund's assets was invested in commercial paper, followed by repurchase agreements, corporate notes and time deposits. During the course of the period, we trimmed our exposure to commercial paper, choosing instead to deploy those assets to repurchase agreements in an effort to earn the highest possible yield for the fund.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

                                                                                             Principal
  NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--1.6%                                                Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Svenska Handelsbanken (Yankee)

  7.00%, 5/2/2001

   (cost $9,998,106)                                                                         10,000,000     9,998,106
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--52.6%
------------------------------------------------------------------------------------------------------------------------------------

Akzo Nobel Inc.

   6.05%, 5/23/2000                                                                           5,000,000     4,981,606

Alpine Securitization Corp.

   6.09%, 5/15/2000                                                                           5,000,000     4,988,197

American Honda Finance Corp.

   5.99%, 5/3/2000                                                                           10,000,000     9,996,722

Amsterdam Funding Corp.

   6.09%-6.15%, 5/22/2000-6/19/2000                                                          15,000,000    14,921,457

Asset Portfolio Funding Corp.

   6.10%, 5/18/2000                                                                           5,000,000     4,985,668

Associates First Capital B.V.

   6.00%, 5/5/2000                                                                           10,000,000     9,993,433

AT & T Corp.

   6.01%-6.02%, 5/1/2000-5/9/2000                                                            15,000,000    14,986,644

Bass Finance Ltd.

   6.06%-6.07%, 5/10/2000-5/15/2000                                                          10,000,000     9,980,738

Bellsouth Telecommunications Inc.

   6.05%, 5/25/2000                                                                           5,000,000     4,979,967

British Telecommunications Plc

   6.03%, 5/9/2000                                                                            5,000,000     4,993,333

Coca-Cola Co.

   5.98%, 5/5/2000                                                                            5,000,000     4,996,706

Corporate Asset Funding Co. Inc.

   6.05%-6.09%, 5/11/2000-5/18/2000                                                          10,000,000     9,977,388

Countrywide Home Loans Inc.

   6.09%-6.10%, 5/12/2000-5/22/2000                                                          10,000,000     9,973,067

CXC Inc.

   6.07%, 5/8/2000                                                                            5,000,000     4,994,147

Daimlerchrysler North America Holding Corp.

   6.06%, 5/23/2000                                                                           5,000,000     4,981,575

Eaton Corp.

   5.97%, 5/19/2000                                                                           5,000,000     4,985,500

Edison International

   6.08%, 5/17/2000                                                                           5,000,000     4,986,622

Falcon Asset Securitization Corp.

   6.03%-6.11%, 5/3/2000-5/30/2000                                                           15,000,000    14,949,391


                                                                                             Principal

COMMERCIAL PAPER (CONTINUED)                                                                 Amount ($)     Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FCE Bank

   6.02%-6.04, 5/2/2000-5/18/2000                                                            20,000,000    19,979,967

France Telecom

   6.00%, 5/3/2000                                                                           10,000,000     9,996,717

General Electric Capital Corp.

   6.00%, 5/3/2000                                                                            5,000,000     4,998,347

Georgia Power Co.

   6.09%, 5/17/2000                                                                           5,000,000     4,986,511

Greenwich Funding Corp.

   6.10%, 5/30/2000                                                                           5,000,000     4,975,592

Halifax Plc

   6.02%, 5/16/2000                                                                           5,000,000     4,987,500

Halliburton Co.

   6.03%-6.06%, 5/4/2000-5/16/2000                                                           10,000,000     9,984,988

Homeside Lending Inc.

   6.08%-6.11%, 5/8/2000-5/10/2000                                                           15,000,000    14,980,647

International Securitization Corp.

   6.08%-6.10%, 5/2/2000-5/23/2000                                                           25,000,000    24,936,907

KFW International Finance.

   5.92%, 5/24/2000                                                                           5,000,000     4,981,632

Market Street Funding Corp.

   6.08%, 5/19/2000                                                                           5,000,000     4,984,875

Repsol International Finance B.V.

   6.10%, 5/1/2000                                                                            5,000,000     5,000,000

Textron Inc.

   5.99%, 5/4/2000                                                                           10,000,000     9,995,083

Variable Funding Capital Corp.

   6.05%-6.08%, 5/10/2000-5/23/2000                                                          10,000,000     9,974,007

Volkswagen of America Inc.

   6.03%-6.06%, 5/5/2000-5/25/2000                                                           20,000,000    19,967,378

Walt Disney Co.

   6.03%, 5/9/2000                                                                            5,000,000     4,993,322

Windmill Funding Corp.

   6.06%, 5/3/2000                                                                            5,000,000     4,998,325

Xerox Corp.

   6.05%-6.13%, 5/4/2000-5/12/2000                                                           10,000,000     9,988,181

TOTAL COMMERCIAL PAPER

   (cost $319,362,140)                                                                                    319,362,140

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

CORPORATE NOTES--14.0%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank One Corp

   6.18%-6.22%, 1/3/2001-5/1/2001                                                            20,000,000  (a)          20,000,000

Bear Stearns Cos. Inc.

   6.38%, 10/13/2000                                                                         10,000,000  (a)          10,000,000

Branch Bank & Trust Co.

   6.41%, 9/29/2000                                                                          10,000,000  (a)           9,997,560

Diageo Capital PLC

   6.16%, 12/4/2000                                                                          10,000,000                9,995,672

Household Finance Corp.

   6.40%, 9/14/2000                                                                          10,000,000  (a)           9,997,770

John Deere Capital Corp.

   5.63%-6.12%, 7/7/2000-9/21/2000                                                           15,000,000  (a)          15,003,262

Sigma Finance Corp.

   6.30%, 8/2/2000                                                                           10,000,000  (a)          10,000,000

TOTAL CORPORATE NOTES

   (cost $84,994,264)                                                                                                 84,994,264
------------------------------------------------------------------------------------------------------------------------------------

SHORT TERM BANK NOTES--1.6%
--------------------------------------------------------------------------------

Comerica Bank

  6.10%, 4/20/2001

   (cost $9,996,191)                                                                         10,000,000  (a)           9,996,191
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--29.6%
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd

  5.73% dated 4/28/2000, due 5/1/2000 in the

  amount of $40,019,100 (fully collateralized

  by $14,528,000 U.S.Treasury Notes 6.00%

  due 8/15/2000 and by $25,259,000 U.S. Treasury

   Strips 4.25% due 1/15/2010 value $40,800,863)                                             40,000,000               40,000,000

Donaldson, Lufkin & Jenrette Securities Inc.

  5.72% dated 4/28/2000, due 5/1/2000

  amount of $90,042,900 (fully collateralized

  by $13,725,000 U.S.Treasury Bills due

  7/27/2000 to 10/5/2000, by $39,495,000 U.S. Treasury

  Bonds 6.25% to14.00% due 11/15/2004 to 5/15/2030,

  by $25,486,000 U.S. Treasury Notes 4.625% to 8.5%

  due 5/31/2000 to 2/15/2010 and by $2,842,000 U.S.

   U.S.Treasury Strips 3.875% due 1/15/2009
   value $91,800,074)                                                                        90,000,000               90,000,000


                                                                                              Principal
REPURCHASE AGREEMENTS (CONTINUED)                                                             Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Goldman, Sachs & Co.

  5.67% dated 4/28/2000, due 5/1/2000 in the

  amount of $49,657,426 (fully collateralized

  by $34,647,000 U.S.Treasury Bonds 6.75% to 13.25% due

  5/15/2014 to 8/15/2026 and by $5,200,000 U.S. Treasury

   Notes 8.75% due 5/15/2006 value $50,627,992)                                              49,633,974               49,633,974

TOTAL REPURCHASE AGREEMENTS

   (cost $179,633,974)                                                                                               179,633,974
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--3.5%
------------------------------------------------------------------------------------------------------------------------------------

Suntrust Bank (London)

  5.88%, 5/1/2000

   (cost $21,200,000)                                                                        21,200,000               21,200,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $625,184,675)                                                                            102.9%             625,184,675

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (2.9%)            (17,680,195)

NET ASSETS                                                                                        100.0%             607,504,480

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                                                               Cost                       Value
------------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of
   $179,633,974)--Note 1(c)                                                                 625,184,675              625,184,675

Interest receivable                                                                                                      840,061

                                                                                                                     626,024,736
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                           161,429

Cash overdraft due to Custodian                                                                                       8,360,720

Payable for investment securities purchased                                                                           9,998,107

                                                                                                                     18,520,256
------------------------------------------------------------------------------------------------------------------------------------


NET ASSETS ($)                                                                                                      607,504,480
------------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                     607,514,636

Accumulated net realized gain (loss) on investments                                                                     (10,156)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                      607,504,480
------------------------------------------------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(4 billion shares of $.001 par value shares of Capital Stock authorized)
                                                                                                                    607,514,636

NET ASSET VALUE, offering and redemption price per share ($)                                                               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                                                                      18,605,061

EXPENSES:

Management fee--Note 2(a)                                                                                               472,252

Shareholder servicing costs--Note 2(b)                                                                                  472,252

TOTAL EXPENSES                                                                                                          944,504

INVESTMENT INCOME--NET                                                                                               17,660,557
------------------------------------------------------------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                                                                      156

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 17,660,713

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000  Year Ended
                                              (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,660,557       25,488,760

Net realized gain (loss) from investments             156           --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,660,713       25,488,760
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (17,660,557)     (25,488,760)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 PER SHARE):

Net proceeds from shares sold               2,001,723,063    3,392,852,344

Dividends reinvested                            5,108,104        8,943,144

Cost of shares redeemed                    (1,983,797,556)  (3,297,190,786)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             23,033,611      104,604,702

TOTAL INCREASE (DECREASE) IN NET ASSETS        23,033,767      104,604,702
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           584,470,713      479,866,011

END OF PERIOD                                 607,504,480      584,470,713

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                              Six Months Ended
                                               April 30, 2000                        Year Ended October 31,
                                                                    -----------------------------------------------------------
                                                (Unaudited)        1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00            1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                              .028            .048         .053          .053           .052          .056

Distributions:

Dividends from investment
   income--net                                     (.028)          (.048)       (.053)        (.053)         (.052)        (.056)

Net asset value,
   end of period                                   1.00            1.00         1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   5.66(a)         4.91         5.47          5.42           5.33          5.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .30(a)          .30          .30          .30             .30           .30

Ratio of net investment
   income to average
   net assets                                      5.59(a)         4.81         5.34         5.27            5.25          5.61
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  607,504         584,471      479,866      533,154         575,700       773,602

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high grade money market instruments. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents
amortized    cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests
of   its   shareholders,  by  complying  with  the  applicable  provi
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

sions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $10,313 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $167 of the carryover expires in fiscal 2004, $9,373 expires in fiscal 2005 and $773 expires in fiscal 2006.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meet ings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2000, the fund was charged $472,252 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

                                                             The Fund

                                                           For More Information

                        Dreyfus Institutional Prime Money Market Fund 200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian

Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   922SA004


Dreyfus Institutional

U.S. Treasury

Money Market Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            11   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                U.S. Treasury Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional U.S. Treasury Money Market Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected longer term bonds, they
positively    influenced    money    market    yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional U.S. Treasury Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the six-month period ended April 30, 2000, Dreyfus Institutional U.S. Treasury Money Market Fund produced an annualized yield of 5.12%, and after taking into account the effect of compounding, an annualized effective yield of 5.25%.(1)

We attribute the fund' s positive performance to our maturity management strategy, which led us to maintain a relatively short average maturity for the portfolio. This relatively defensive position enabled us to capture higher yields more quickly as interest rates rose during the reporting period. In addition, our emphasis on repurchase agreements helped boost the fund's overall returns.

What is the fund's investment approach?

As a U.S. Treasury money market fund, the fund provides shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted
maturity    of    90    days    or    less.

What other factors influenced the fund's performance?

The primary factor influencing the fund's performance over the past six months has been the continued strength of the U.S. economy and the series of short-term
interest-rate    hikes    initiated   by   the   Federal   Reserve
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Board (the "Fed" ) in an attempt to slow economic growth and forestall the buildup of inflationary pressures. In three separate moves during November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a total increase of 1.25 percentage points
since    last    summer.

The fund was able to benefit from these rate hikes because we concentrated on holding repurchase agreements and Treasury bills with shorter average maturities. By doing so, we enabled the fund to take advantage of higher money
market    yields    as    rates    were    rising.

In addition, during the fourth quarter of 1999 the money markets were busy preparing for the possibility of problems that could have resulted from Y2K concerns. At that time, many dealers and issuers basically shut down their operations, preferring to have little to no activity until after year-end. That move caused a lack of liquidity in the repurchase agreement market. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are collateralized, in the case of this fund, with U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the fund. However, because their rates were higher than Treasury bills during the period,
they    also    generated    a    higher    return.

In response to the lack of liquidity in the repo market, in December 1999, we chose to limit our exposure to repurchase agreements and instead to concentrate the fund's investments in short-term Treasury bills. Once Y2K concerns had subsided, an event that some market analysts have since dubbed a "non-event," we resumed our normal investment practice of investing in a combination of U.S. Treasury securities and repurchase agreements.

What is the fund's current strategy?

Our strategy has been to retain the flexibility we need to seek high current income by responding quickly to changing market conditions. To that end, we have kept the portfolio's average maturity short. As the U.S. economy continues to grow, we believe the Federal Reserve Board has more work to do in order to curb a potential reacceleration of inflation. By keeping maturities near the short end of their range, we believe we are positioning the fund to capture potentially higher money market yields that may accompany further interest-rate increases.

Finally, at the end of the reporting period, we continued to allocate about 42% of the fund' s total assets to repurchase agreements in an effort to earn the highest possible yield for the fund. However, we will continue to monitor the investment environment and make changes to the portfolio as deemed necessary.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)


STATEMENT OF INVESTMENTS

                                                                          Annualized
                                                                            Yield on
                                                                             Date of             Principal
U.S. TREASURY BILLS--40.2%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

5/11/2000                                                                        5.76            50,000,000           49,920,556

6/8/2000                                                                         5.44            30,000,000           29,828,683

6/15/2000                                                                        5.75            40,000,000           39,715,750

7/20/2000                                                                        5.71            40,000,000           39,500,000

7/27/2000                                                                        5.72            20,000,000           19,727,642

TOTAL U.S. TREASURY BILLS (cost $178,692,631)                                                                        178,692,631
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--16.9%
------------------------------------------------------------------------------------------------------------------------------------

5.50%, 5/31/2000                                                                 5.61            20,000,000           19,996,307

5.375%, 6/30/2000                                                                5.73            20,000,000           19,985,979

5.375%, 7/31/2000                                                                5.73            35,000,000           34,956,310

TOTAL U.S. TREASURY NOTES (cost $74,938,596)                                                                          74,938,596
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--42.6%
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

  dated 4/28/2000, due 5/1/2000 in the amount of

  $60,028,650 (fully collateralized by $59,333,000

  U.S. Treasury Notes, 3.875% due 4/15/2029,

  value $61,200,817                                                              5.73            60,000,000            60,000,000

Donaldson, Lufkin & Jenrette Securities, Inc.

  dated 4/28/2000, due 5/1/2000 in the amount of

  $70,033,367 (fully collateralized by $22,158,000

  U.S. Treasury Notes 5.625% to 7.00%, due from

  2/28/2001 to 5/15/2007, and $30,843,000

  U.S. Treasury Bonds 7.625% to 13.25%, due from

  8/15/2003 to 2/15/2025 and $9,026,000

  U.S. Treasury Bills due from 5/4/2000 to 10/19/2000,

  value $71,400,538)                                                             5.72            70,000,000             70,000,000

 Goldman, Sachs & Co.

  dated 4/28/2000, due 5/1/2000 in the amount of

  $59,373,068 (fully collateralized by $38,609,000

  U.S. Treasury Notes, 4.00% to 7.875% due from

  10/31/2000 to 2/15/2004 and $15,018,000

  U.S Treasury Bonds, 11.25% due 2/15/15,

  value $60,532,035)                                                             5.67            59,345,028             59,345,028

TOTAL REPURCHASE AGREEMENTS (cost $189,345,028)                                                                        189,345,028
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $442,976,255)                                                                 99.7%            442,976,255

CASH AND RECEIVABLES (NET)                                                                              .3%              1,146,276

NET ASSETS                                                                                           100.0%            444,122,531

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $189,345,028
   --Note 1(c)                                        442,976,255    442,976,255

Interest receivable                                                    1,380,508

                                                                     444,356,763
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            108,942

Cash overdraft due to Custodian                                          125,290

                                                                         234,232
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       444,122,531
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      444,122,909

Accumulated net realized gain (loss) on investments                        (378)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      444,122,531
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)       444,122,909

NET ASSET VALUE, offering and redemption price per share ($)                1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,822,428

EXPENSES:

Management fee--Note 2(a)                                              298,284

Shareholder servicing costs--Note 2(b)                                 298,284

TOTAL EXPENSES                                                         596,568

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS                              10,225,860

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,225,860           25,986,617

Net realized gain (loss) on investments                --                (378)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  10,225,860            25,986,239
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (10,225,860)         (25,986,617)

Net realized gain on investments                       --            (160,744)

TOTAL DIVIDENDS                              (10,225,860)         (26,147,361)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               1,837,715,367        4,828,958,916

Dividends reinvested                            1,011,926            3,272,221

Cost of shares redeemed                   (1,867,945,915)       (5,004,026,360)

INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
   STOCK TRANSACTIONS                        (29,218,622)         (171,795,223)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (29,218,622)         (171,956,345)
--------------------------------------------------------------------------------

ASSETS ($):

Beginning of Period                           473,341,153          645,297,498

END OF PERIOD                                 444,122,531          473,341,153

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                         Six Months Ended
                                           April 30, 2000                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------
                                               (Unaudited)          1999         1998          1997          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00          1.00        1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                 .026          .047        .051           .050           .051          .054

Distributions:

Dividends from investment
   income--net                                        (.026)        (.047)      (.051)         (.050)         (.051)        (.054)

Net asset value, end of period                        1.00          1.00        1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.17(a)       4.58        5.22           5.16           5.17          5.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .30(a)        .30         .30            .30            .30           .30

Ratio of net investment income
   to average net assets                              5.13(a)       4.45        5.10           5.04           5.06          5.44
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     444,123       473,341     645,297        776,726        666,360       767,948

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Effecive March 22, 2000, Dreyfus Service Corporation (" DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.


(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meet The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

ings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended April 30, 2000, the fund was charged $298,284 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.


NOTES

                                                           For More Information

                        Dreyfus
                        Institutional U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent &
                          Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   930SA004






Dreyfus

Money Market

Reserves

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                          Money Market Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Money Market Reserves, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected long-term bonds, they positively influenced money market yields.

We  appreciate  your  confidence over the past six months and we look forward to
your    continued    participation   in   Dreyfus   Money   Market   Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform  during the period?

For the six-month period ended April 30, 2000, Dreyfus Money Market Reserves Investor shares produced an annualized yield of 5.15% while its Class R shares produced an annualized yield of 5.35%. After taking into account the effect of compounding, the annualized effective yields for the Investor shares and Class R shares were 5.28% and 5.48%, respectively.(1)

We attribute the fund's performance to the fact that we maintained a relatively short average maturity in the portfolio, which enabled us to capture higher yields as interest rates were rising during the reporting period.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of income, a stable net asset value and a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. To pursue that goal, we invest in a diversified portfolio of high quality short-term debt securities, such as those issued by the United States Government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers, and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

During the past six months, the returns offered by money market securities, such
as  those  held  in  this  fund,  have  continued  to  rise.  That' s   The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

because interest rates, which generally determine the returns for these types of investments, have also steadily risen during the period.

The primary factor that influenced the fund's performance during the past six months has been the steady stream of short-term interest-rate hikes initiated by the Federal Reserve Board (the "Fed"). In three separate moves in November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. The fund was able to benefit from these rate hikes because we concentrated on holding securities with a shorter average maturity. By doing so, the fund was able to take advantage of the higher interest rates, and therefore higher yields, as rates were rising.

In addition, we continued to increase our position in adjustable-rate notes throughout the past six months. For example, at the beginning of the reporting period, the fund allocated approximately 49% of its assets to adjustable-rate notes -- by the end of the period that allocation had increased to approximately 52% . Commonly referred to as floating-rate notes, adjustable-rate notes are bonds that have a variable interest rate that is linked to a money market index, such as U.S. Treasury bill rates. The benefit of owning these bonds is that they provide the fund with protection against rising interest rates. With interest rates rising during the period, adjustable-rate notes have been particularly beneficial for the fund.

What is the fund's current strategy?

As of the end of the reporting period, the largest portion of the fund's assets was invested in floating rate notes, followed by foreign bank obligations, commercial paper, short-term bank notes and time deposits. Towards the end of the period, we trimmed our commercial paper and one-year CD exposure and deployed those assets to increase the amount of assets in adjustable-rate notes

We are also maintaining a defensive posture with respect to the portfolio's average maturity. As of the end of the reporting period the fund's average maturity was 57 days. By comparison, in a more "nor malized" market, or one characterized by less volatility and a more stable interest-rate environment, we would expect to maintain an average maturity in the high 60s to low 70s range.

As the U.S. economy continues to grow, we believe the Fed has more work to do in terms of attempting to curb inflation. By keeping a shorter maturity, we feel we have positioned the fund to seek to take advantage of any possible further interest-rate moves.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--30.7%                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank of Nova Scotia (Yankee)

   6.70%, 2/5/2001                                                                            8,000,000                7,997,088

Bank of Scotland (Yankee)

   6.27%, 10/2/2000                                                                           4,100,000                4,098,475

Bayerische Hypo-Und Vereinsbank (Yankee)

   6.83%, 4/6/2001                                                                           15,000,000               14,998,013

Bayerische Landesbank NY (Yankee)

   6.15%, 3/1/2001                                                                           10,000,000                9,995,419

CIBC World Markets Inc. (Yankee)

   6.00%, 5/23/2000                                                                          25,000,000               25,000,000

Commerzbank AG (Yankee)

   6.20%-6.80%, 8/10/2000-4/17/2001                                                          22,000,000               21,997,265

Credit Commerciale de Belgique (Yankee)

   5.24%, 5/15/2000                                                                          10,000,000                9,999,834

DG Bank Deutsche Genossenschaftsbank AG (Yankee)

   6.24%, 7/6/2000                                                                           15,000,000               15,000,271

Deutsche Bank AG (Yankee)

   6.57%, 1/22/2001                                                                          15,000,000               14,995,325

Dresdner Bank AG (Yankee)

   6.75%, 2/26/2001                                                                           7,000,000                6,997,810

First National Bank of Maryland (Yankee)

   6.07%, 8/7/2000                                                                           12,000,000               11,998,821

Royal Bank of Canada (Yankee)

   5.64%, 6/14/2000                                                                          10,000,000                9,999,653

Svenska Handelsbanken Inc. (Yankee)

   6.01%, 5/8/2000                                                                           17,000,000               17,000,000

UBS AG (Yankee)

   6.00%, 5/31/2000                                                                          10,000,000                9,998,535

Westdeutsche Landesbank Girozentrale (Yankee)

   6.12%, 3/23/2001                                                                          15,000,000               14,993,471

Westpac Banking Corp. (Yankee)

   6.05%, 10/2/2000                                                                          15,000,000               14,993,352

TOTAL NEGOTIABLE CERTIFICATES OF DEPOSIT

   (cost $210,063,332)                                                                                               210,063,332
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--15.2%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   6.05%, 5/1/2000                                                                           20,000,000               20,000,000

Centric Cap. Corp.

   6.07%, 5/15/2000-5/17/2000                                                                31,000,000               30,923,104

Countrywide Home Loans

   6.08%, 5/17/2000                                                                           5,000,000                4,986,533


                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Fountain Square Communication Funding Corp.

   6.09%-6.10%, 5/1/2000-5/2/2000                                                            31,755,000               31,754,364

GTE Corp.

   6.09%, 5/5/2000                                                                            2,500,000                2,498,314

Pitney Bowes Credit Corp.

   6.05%, 5/1/2000                                                                            8,300,000                8,300,000

UBS Finance Delaware LLC

   6.10%, 5/1/2000                                                                            5,800,000                5,800,000

TOTAL COMMERCIAL PAPER

   (cost $104,262,315)                                                                                               104,262,315
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--46.7%
------------------------------------------------------------------------------------------------------------------------------------

Abbey National Treasury Services

   6.19%, 5/1/2000                                                                           10,000,000  (a)          10,000,000

Associates Corp. of North America

   5.19%, 6/15/2000                                                                          12,000,000               12,013,205

AT&T Capital Corp.

   6.25%-6.40%, 11/15/2000-12/1/2000                                                         12,000,000  (a)          12,058,844

AT&T Corp.

   6.19%-6.28%, 7/13/2000-4/9/2001                                                           18,000,000  (a)          18,003,334

Bank Austria AG

   6.08%, 2/16/2001                                                                           6,000,000  (a)           5,997,086

Bank of Scotland

   6.31%, 9/21/2000                                                                          12,000,000  (a)          11,998,143

Bank One Corp.

   6.04%, 11/24/2000                                                                          6,000,000  (a)           6,007,496

Caisse Centrale Du Quebec

   6.05%, 5/15/2000                                                                          24,000,000  (a)          24,000,061

Caterpillar Financial Services

   6.11%-6.19%, 5/26/2000-10/12/2000                                                         23,000,000  (a)          23,002,619

Chase Manhattan Corp.

   6.20%, 10/13/2000                                                                          1,500,000  (a)           1,501,706

Chrysler Financial Co. LLC

   6.12%, 5/11/2000-1/29/2001                                                                16,500,000  (a)          16,502,880

CIT Group Holdings Inc.

   5.06%-5.10%, 5/26/2000-6/2/2000                                                            7,000,000                7,006,555

Citicorp

   6.05%, 11/10/2000                                                                          2,500,000  (a)           2,500,935

Countrywide Home Loans, Inc.

   6.09%, 8/3/2000                                                                           25,000,000               24,999,816

Daimler-Benz North America Corp.

   6.18%, 6/30/2000                                                                          15,000,000  (a)          14,998,304

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

First Chicago Corp.

   6.10%, 9/5/2000                                                                           12,115,000  (a)          12,114,093

Ford Motor Credit Corp.

   6.11%, 6/8/2000                                                                            2,500,000  (a)           2,500,540

Glaxo Wellcome PLC

   5.23%, 5/31/2000                                                                           4,645,000                4,649,293

Homeside Lending Inc.

   6.30%, 8/16/2000                                                                          14,875,000  (a)          14,872,741

Hydro-Quebec

   6.33%-6.47%, 12/4/2000-12/15/2000                                                          2,250,000  (a)           2,283,403

IBM Credit Corp.

   6.02%, 5/21/2001                                                                          15,000,000  (a)          15,002,614

Merrill Lynch & Co.

   6.00%-6.16%, 5/22/2000-5/8/2001                                                           20,000,000  (a)          20,005,527

Morgan (J.P.) & Co.

   6.12%, 3/16/2001                                                                          15,000,000  (a)          15,000,000

Morgan Stanley Group, Inc.

   6.00%, 2/6/2001                                                                            1,470,000  (a)           1,472,689

Morgan Stanley, Dean Witter, Discover & Co.

   6.11%-6.20%, 6/27/2000-3/16/2001                                                          23,465,000  (a)          23,469,652

New Jersey Bell Telephone Co.

   6.46%, 11/1/2000                                                                           1,002,000  (a)             993,733

Norwest Financial Inc.

   6.23%, 7/7/2000                                                                           10,000,000  (a)           9,999,011

TCI Communications Inc.

   6.03%, 3/12/2001                                                                           1,000,000  (a)           1,005,197

US Bancorp.

   6.11%, 3/21/2001                                                                           5,000,000  (a)           5,004,635

TOTAL CORPORATE NOTES

   (cost $318,964,112)                                                                                               318,964,112
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--7.2%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   6.15%, 3/29/2001                                                                          15,000,000  (a)          14,998,636

Comerica Bank

   6.12%, 9/25/2000                                                                           5,000,000  (a)           5,001,414

First Union National Bank

   6.19%, 5/17/2000                                                                           9,000,000  (a)           9,000,000

Key Bank N.A.

   6.07%, 6/19/2000                                                                          15,000,000               14,986,875


                                                                                              Principal

SHORT-TERM BANK NOTES (CONTINUED)                                                             Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PNC Bank NA

   6.09%, 5/26/2000                                                                           5,000,000  (a)           5,000,039

TOTAL SHORT-TERM BANK NOTES

   (cost $48,986,964)                                                                                                 48,986,964
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--.6%
------------------------------------------------------------------------------------------------------------------------------------

Branch Bank & Trust Co. (Grand Cayman)

  5.87%, 5/1/2000

   (cost $3,973,000)                                                                          3,973,000                3,973,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $686,249,723)                                                                            100.4%              686,249,723

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.4%)              (2,788,578)

NET ASSETS                                                                                        100.0%              683,461,145

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           686,249,723   686,249,723

Interest receivable                                                   7,955,144

                                                                    694,204,867
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           354,808

Cash overdraft due to Custodian                                         293,160

Payable for investment securities purchased                          10,095,754

                                                                     10,743,722
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      683,461,145
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     683,478,656

Accumulated net realized gain (loss) on investments                     (17,511)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      683,461,145

NET ASSET VALUE PER SHARE

                                                                                             Investor Shares     Class R Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                   344,811,034      338,650,111

Shares Outstanding                                                                               344,820,270      338,658,383
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                           1.00             1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     19,555,930

EXPENSES:

Management fee--Note 2(a)                                            1,665,288

Distribution fees (Investor Shares)--Note 2(b)                         344,474

TOTAL EXPENSES                                                       2,009,762

INVESTMENT INCOME--NET                                              17,546,168
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   3,728

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                17,549,896

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000            Year Ended

                                              (Unaudited)       October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,546,168           29,794,053

Net realized gain (loss) on investments             3,728                1,215

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   17,549,896           29,795,268
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                (8,903,819)         (15,677,015)

Class R shares                                 (8,642,349)         (14,117,038)

TOTAL DIVIDENDS                               (17,546,168)         (29,794,053)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                               500,779,724          901,165,096

Class R shares                                462,802,319          887,124,611

Dividends reinvested:

Investor shares                                 8,584,515           15,260,680

Class R shares                                  4,106,888            7,024,686

Cost of shares redeemed:

Investor shares                              (512,151,425)        (870,302,688)

Class R shares                               (428,647,118)        (843,178,882)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  35,474,903           97,093,503

TOTAL INCREASE (DECREASE) IN NET ASSETS        35,478,631           97,094,718
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           647,982,514          550,887,796

END OF PERIOD                                 683,461,145          647,982,514

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                           Six Months Ended

                                            April 30, 2000                           Year Ended October 31,
                                                            ---------------------------------------------------------------------

INVESTOR SHARES                                (Unaudited)  1999            1998             1997             1996            1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            1.00       1.00           1.00             1.00             1.00            1.00

Investment Operations:

Investment income--net                             .026       .045           .050             .049             .048            .052

Distributions:

Dividends from investment
   income--net                                    (.026)     (.045)         (.050)           (.049)           (.048)          (.052)

Net asset value, end of period                    1.00       1.00           1.00             1.00             1.00            1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                  5.21(a)    4.64           5.13             5.04             4.94            5.28
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              .70(a)     .70            .70              .70              .70             .70

Ratio of net investment income
   to average net assets                          5.16(a)    4.54           5.01             4.95             4.84            5.25
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                 344,811    347,596        301,473         204,851           144,168         161,819

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                           Six Months Ended

                                            April 30, 2000                           Year Ended October 31,
                                                            ---------------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)  1999            1998             1997             1996            1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                           1.00       1.00            1.00             1.00             1.00            1.00

Investment Operations:

Investment income--net                            .027       .047            .052             .051             .050            .053

Distributions:

Dividends from investment
   income--net                                   (.027)     (.047)          (.052)           (.051)           (.050)          (.053)

Net asset value, end of period                   1.00       1.00            1.00             1.00             1.00            1.00
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                 5.41(a)    4.84            5.34             5.25             5.16            5.44
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .50(a)     .50             .50              .50              .50             .50

Ratio of net investment income
   to average net assets                         5.36(a)    4.74            5.21             5.13             5.01            5.40
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                338,650    300,386         249,415          232,032          170,409         139,787

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 2 billion of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $21,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $8,000 of the carryover expires in fiscal 2003 and $13,000 expires in fiscal 2005.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of
its  fee,  the  Manager  pays  all  of  the  expenses  of  the  fund   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

except brokerage fees, taxes, interest, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period April 30, 2000, Investor shares were charged $344,474 pursuant to the Plan of which $340,534 was paid to DSC.


Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Money Market Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   317SA004


Dreyfus

Municipal Reserves

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                             Municipal Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Municipal Reserves, covering the six-month period from November 1, 1999 through April 30, 2000. Inside you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, continued to climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected longer term municipal bonds, they positively influenced tax-exempt money market yields.

We  appreciate  your  confidence over the past six months and we look forward to
your    continued    participation    in    Dreyfus    Municipal    Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform  during the period?

For the six-month period ended April 30, 2000, the fund's Investor shares produced an annualized yield of 3.04% and, after taking into account the effect of compounding, the annualized effective yield was 3.09%.(1) The fund's Class R shares provided a 3.24% annualized yield and a 3.29% annualized effective yield.(2)

We attribute the fund's positive performance to two factors. First, we allocated a large percentage of the fund' s assets to variable securities, which are securities with yields that are adjusted based on changes in the money market rate. The combination of holding more adaptable securities and the ability to reinvest proceeds from maturities at higher interest rates allowed the portfolio to move quickly to capture higher yields as interest rates rose during the period.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a "bottom-up" approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The management of the portfolio's average maturity is a more tactical approach. If we expect the demand for securities to decrease temporarily, we may reduce the portfolio' s average maturity to make cash available for the purchase of higher yielding securities.

If we expect demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio' s average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average
maturity    that    is    consistent    with    our    benchmark    index.

What other factors influenced the fund's performance?

The primary factors influencing the fund's performance over the past six months have been the continued strength of the U.S. economy and the series of short-term interest-rate hikes initiated by the Federal Reserve Board (the " Fed" ) in an attempt to slow economic growth and forestall the buildup of inflationary pressures. In three separate moves during November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a total increase of 1.25 percentage points since last summer. These changes helped the fund increase its yield as money market rates rose with general interest rates.

In addition, seasonal changes in the tax-exempt money market have created supply-and-demand fluctuations. For example, in late December, a lack of demand caused short-term municipal yields to rise. However, by mid-January, demand increased and yields began to decline. Then, in mid-April demand decreased again because many investors used their liquid assets to pay income tax liabilities. We responded to these changes by modifying our investments in Variable-Rate
Demand  Notes  (" VRDNs" ), which  are  issued  by  investment banks through the
securitization    of    long-term    municipal    bonds.


What is the fund's current strategy?

We are currently emphasizing VRDNs because they provide the fund with protection against rising interest rates. As of April 30, 2000, about 72% of the portfolio was allocated to VRDNs, while municipal notes comprised 22%, respectively. In addition, we are currently keeping a longer average weighted maturity -- at the end of the period it was in the 48-day range. We believe that by maintaining this asset allocation strategy, along with our longer average maturity stance, we are positioning the portfolio to benefit from the current rising
interest-rate    environment.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS



                                                                                              Principal
TAX EXEMPT INVESTMENTS--100.6%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALASKA--1.4%

Alaska Industrial Development Authority, Revenue,

   VRDN (Providence Medical Office Building)
   4.25% (LOC; Kredietbank)                                                                   3,380,000  (a)           3,380,000

ARIZONA--1.8%

Maricopa County Pollution Control Corporation, PCR, Refunding,

   VRDN (Arizona Public Service Co.) 6.05%
   Series E (LOC; Bank of America)                                                            4,300,000  (a)           4,300,000

COLORADO--3.3%

Dove Valley Metropolitan District of Arapohoe County,

   Revenue, Refunding
   3.95%, Series B, 11/1/2000
   (LOC; Banque Nationale de Paris)                                                           1,000,000                1,000,000

Interstate South Metropolitan District, Refunding

   3.95%, Series B, 11/1/2000
   (LOC; Banque Nationale de Paris)                                                             975,000                  975,000

Panaroma Metropolitian District

   4%, Series A, 12/01/2000
   (LOC; Banque Nationale de Paris)                                                           2,300,000                2,300,000

SBC Metropolitan District:

   4%, 12/1/2000(LOC; US Bancorp)                                                             1,000,000                1,000,000

   4%, Series 99, 12/1/2000 (LOC; U.S. Bancorp)                                               2,655,000                2,655,000

DELAWARE--1.1%

Delaware Transportation Authority,

   Transportation System Revenue
   6.75%, 7/01/2000 (LOC; U.S. Government Securities)                                         2,500,000                2,560,871

FLORIDA--10.4%

Alachua County Health Facilities Authority,

   Health Facility Revenue,
   VRDN (Shands Teaching Hospital)
   5.50%, Series B (Insured; MBIA and LOC; Suntrust Bank)                                     1,600,000  (a)           1,600,000

Broward County Housing Finance Authority, MFHR, Refunding,

   VRDN (Waters Edge Project) 5.05%                                                           6,740,000  (a)           6,740,000

Dade County Industrial Development Authority,IDR,VRDN

   (Dolphins Stadium Project):
      5%, Series A (LOC; Societe Generale)                                                    1,100,000  (a)           1,100,000

      5%, Series B (LOC; Societe Generale)                                                    1,200,000  (a)           1,200,000

Florida Board of Education, Capital Outlay, Refunding

   0%, Series A, 6/01/2000 (LOC; U.S. Government Securities)                                  7,500,000                3,032,535

Miami Health Facilities Authority, Health Facilities Revenue,

   Refunding, VRDN (Mercy Hospital Project)
   5.05% (LOC; Bank of America)                                                               1,900,000  (a)           1,900,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Sarasota County School Bond Finance Corporation,

   LR, Prerefunded 3.57%, 7/1/2000 (Escrowed in;
   U.S. Government Securities and Insured; AMBAC)                                             2,500,000                2,539,780

Sunshine Governmental Finance Commission, Revenue, VRDN

   3.80%, (Insured; AMBAC and LOC; Credit Local De France)                                    6,900,000  (a)           6,900,000

GEORGIA--8.4%

Atlanta, Water and Sewer Revenue, Refunding

   4.20%, 1/01/2001(Escrowed in; U.S. Government Securities)                                  2,000,000                2,000,000

De Kalb County Development Authority, Revenue, VRDN

   (Marist School Inc. Project) 5.10% (LOC; Suntrust Bank)                                    3,500,000  (a)           3,500,000

De Kalb Private Hospital Authority, Revenue Anticipation

   Certificates, VRDN (ESR Children's Health)
   5.05%, Series A, (LOC; First Union National Bank)                                          6,000,000                6,000,000

Municipal Electric Authority, VRDN (Georgia Project One-C)

   5.05% (LOC; ABN-Amro Bank)                                                                 8,700,000  (a)           8,700,000

ILLINOIS--13.0%

City of Chicago,

   3.90%, Series A, 12/07/2000 (LOC; Landesbank Hessen)                                       4,000,000                4,000,000

      VRDN 5.%, Series B (LOC; Canadian Imperial
         Bank of Commerce)                                                                    1,700,000  (a)           1,700,000

Chicago O'Hare International Airport, Revenue,VRDN

   5%, Series B, (LOC; Society Generale)                                                      2,700,000  (a)           2,700,000

Illinois Development Finance Authority, VRDN

   IDR:
      (Heritage Tool and Manufacturing Inc.)
         5.15% (LOC; Harris Trust and Savings Bank)                                           4,965,000  (a)           4,965,000

      (Institute of Gas Technology Project)
         5.05% (LOC; Bank of Montreal)                                                        2,800,000  (a)           2,800,000

   Revenue
      (Residential Rental-F.C. Harris Pavilion Project)
         5.10% (LOC; FNMA)                                                                    1,100,000  (a)           1,100,000

Illinois Health Facilities Authority, Revenue

   VRDN Refunding (Swedish Covenant)
      5%, Series A (Insured; AMBAC and LOC; Bank One Corp.)                                   1,400,000  a             1,400,000

   (Ressurection Health)
      4%, Series A (LOC; Bank One Corp, Insured; FSA)                                         7,600,000  a             7,600,000

   (Rush Presbyterian Medical Center)
      5.10% (LOC; Northern Trust Co.)                                                         3,800,000  a             3,800,000

City of New Lenox, IDR, VRDN (Panduit Corp. Project)

   5.10% (LOC; Commerzbank)                                                                   1,300,000  (a)           1,300,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDIANA--4.6%

Merrillville Multi School Building Corporation

   (First Mortgage)
   7.50%, 07/15/2000 (LOC; U.S. Government Securities)                                        4,400,000                4,518,329

City of Seymour, EDR, VRDN

   (Pedcor Investments-Sycamore Springs Apartments Project)
   5.30%, Series A (LOC; Federal Home Loan Banks)                                             4,052,000  (a)           4,052,000

Whiting, PCR (Amoco Project-Standard Oil Industry)

   3.10%, 8/15/2000 ( Corp. Guaranty; Amoco Credit Corp)                                      2,500,000                2,500,000

KENTUCKY--2.1%

Kentucky Housing Corporation, Housing Revenue

   4.40%, Series D, 12/1/2000                                                                 2,500,000                2,500,000

Lexington-Fayette Urban County Airport Corporation.,

   Revenue, VRDN 5.95%, Series C
   (Insured; MBIA and LOC; Credit Local De France)                                            2,500,000  (a)           2,500,000

LOUISIANA--3.9%

Louisiana Public Facilities Authority,HR, Refunding, VRDN

   (Willis Knighton Medical Project)
   5.10% (Insured; AMBAC and Credit Local de France)                                          4,140,000  (a)           4,140,000

Louisiana Offshore Terminal Authority, Deep Water Port

   Revenue, Refunding, VRDN
   5.90%, (LOC; Union Bank of Switzerland)                                                    5,200,000  (a)           5,200,000

MASSACHUSETTS--3.5%

Commonwealth of Massachusetts, Refunding, VRDN:

   5%, Series A (LOC; Commerzbank)                                                            2,600,000  (a)           2,600,000

   5.20%, Series B (LOC; Landesbank Hessen)                                                     500,000  (a)             500,000

Massachusetts Development Finance Agency, Revenue, VRDN

   (First Mortgage Lasell Village)
   4.90%, Series C (LOC; Fleet Bank)                                                          2,400,000  (a)           2,400,000

Massachusetts Health and Education Facility Authority,

   Revenue, VRDN:
      (Falmouth Assistant Living)
         4.90%, Series A (LOC; Fleet Bank)                                                    2,000,000  (a)           2,000,000

      (Harvard University)

         5%, Series R (LOC; Harvard University)                                                 900,000  (a)             900,000

MAINE--1.7%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)

   4.85% (LOC; Wachovia Bank and Trust Co.)                                                   4,060,000  (a)           4,060,000

MICHIGAN--4.9%

Michigan Municipal Bond Authority, Revenue, BAN

   4.18%, Series B-2, 8/25/2000
   (LOC; Morgan Guaranty Trust Co.)                                                           3,000,000                3,006,235


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MICHIGAN (CONTINUED)

Michigan Strategic Fund, PCR, Refunding, VRDN

   (Consumers Power Project) 6.05%, Series A
   (Insured; AMBAC and LOC; Barclays Bank, Bank One
   and Chase Manhattan Bank)                                                                  8,900,000  (a)           8,900,000

MINNESOTA--1.7%

Minnesota Housing Finance Agency, Single Family Mortgage

   3.80%, Series H, 6/29/2000                                                                 4,000,000                4,000,924

MISSISSIPPI--.6%

Noxubee County, IDR, VRDN (Barge Forest Products Project)

   3.65% (LOC; Amsouth Bank-Alabama)                                                          1,465,000  (a)           1,465,000

MISSOURI--.4%

Missouri Higher Education Loan Authority,

   Student Loan Revenue, VRDN
   5.10%, Series A (LOC; National Westminster Bank)                                           1,000,000  (a)           1,000,000

MONTANA--.5%

Butte-Silver Bow, PCR, Refunding, VRDN

   (Rhone-Poulenc Inc. Project)
   5.15% (LOC; Banque Nationale de Paris)                                                     1,300,000  (a)           1,300,000

NEVADA--1.1%

Clark County, Airport Improvement Revenue, VRDN (Sub Lien)

   5%, Series A-1 (LOC; Westdeutsche Landesbank)                                              2,700,000  (a)           2,700,000

NEW MEXICO--1.4%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN (Sub-Lien)

   (Wastewater Systems)
   5.05%, Series B (LOC; Canadian Imperial Bank of Commerce)                                  3,500,000  (a)           3,500,000

NEW YORK--.5%

Long Island Power Authority, Electric Systems Revenue

   5.950%, Series 6 (LOC; ABN-Ambro Bank)                                                     1,200,000  (a)           1,200,000

OHIO--7.7%

Ohio Air Quality Development Authority, Revenue

   (JMG Funding Limited Partnership) 5.05%,
   (LOC; Societe General)                                                                     9,700,000  (a)           9,700,000

Ohio Housing Finance Agency, Mortgage Revenue (Residential)

   4.25%, Series A-3, 3/01/2001                                                               9,000,000                9,000,000

PENNSYLVANIA--.9%

Allegheny County Hospital Development Authority, Revenue,

   VRDN (Health Center Presbyterian)
   5.15%, Series B (Insured; MBIA and LOC; PNC Bank)                                            100,000  (a)             100,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PENNSYLVANIA (CONTINUED)

Lehigh County Industrial Development Authority, PCR, VRDN

   (Allegheny Electric Co-Op)
   4.30% (LOC; Rabobank Nederland N.V.)                                                         820,000  (a)             820,000

Moon Industrial Development Authority, IDR, VRDN

   (Executive Office Association Project)
   5.10% (LOC; PNC Bank)                                                                      1,250,000  (a)           1,250,000

Quakertown General Authority, Revenue, VRDN

   (Pooled Financing Program)
   5%, Series A (LOC; PNC Bank)                                                                 135,000  (a)             135,000

SOUTH CAROLINA--5.8%

Piedmont Municipal Power Agency, South Carolina

   Electric Revenue, Refunding
   3.150%, Series D, (Insured; MBIA and LOC;
   Morgan Guaranty Trust Co.)                                                                12,900,000  (a)          12,900,000

South Carolina Jobs Economic Development Authority,

   EDR, VRDN (Wellman Inc. Project)
   6.15% (LOC; Wachovia Bank and Trust Co.)                                                   1,100,000  (a)           1,100,000

TEXAS--6.9%

Comal County Health Facilities Development Corporation,

   Health Care Systems Revenue, VRDN
   (McKenna) 5.15% (LOC; Chase Manhattan Bank)                                                3,000,000  (a)           3,000,000

Dallas Industrial Development Corporation, IDR, VRDN

   (Sealed Power Corp.)
   4.05% (LOC; National Bank of Detroit)                                                      1,100,000  (a)           1,100,000

Nueces County Health Facilities Development Corporation,

    Revenue, VRDN (Driscoll Childrens Foundation)
   5.15% (LOC; Bank One Corp.)                                                                2,395,000  (a)           2,395,000

Rockwall Industrial Development Corporation, IDR, VRDN

   (Columbia Extrusion Corp.)
   5.05% (LOC; U.S. Bancorp)                                                                  2,085,000  (a)           2,085,000

State of Texas, TRAN,

   4.50%, Series A, 8/31/2000                                                                 8,000,000                8,020,884

VIRGINIA--3.2%

Campbell County Industrial Development Authority,

   Exempt Facility Revenue, VRDN
   (Hadson Power 12)
   6.15%, Series A (LOC; Barclays Bank)                                                       4,600,000  (a)           4,600,000

Halifax County Industrial Development Authority, IDR, VRDN

   (Annin and Co. Project)
   5.25% (LOC; Chase Manhattan Bank)                                                          1,875,000  (a)           1,875,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

VIRGINIA (CONTINUED)

Virginia Small Business Financing Authority, IDR, VRDN

   (Coral Graphic) 5.25% (LOC; Chase Manhattan Bank)                                          1,400,000  (a)           1,400,000

WASHINGTON--6.2%

City of Seattle

   5%, Series B, 12/01/2000                                                                   3,195,000                3,212,178

Washington Housing Finance Committee, MFHR, VRDN

   (Village Apartments Project)
   5.15%, (LOC; Federal National Mortgage Association)                                       10,750,000  (a)          10,750,000

Washington Public Power Supply System, Revenue, Refunding

   (Nuclear Project No. 1)
   7.25%, Series C, 7/1/2000 (Insured; FGIC)                                                  1,000,000                1,005,918

WEST VIRGINIA--.6%

State of West Virginia

   4.75%, 11/01/2000                                                                          1,505,000                1,506,649

WISCONSIN--2.1%

Wisconsin Housing and Economic Development Authority, Revenue

   (Home Ownership)
   3.55%, Series I, 8/15/2000                                                                 5,000,000                5,000,000

WYOMING--.9%

Green River, PCR, Revenue, Refunding, VRDN

   (Rhone Poulenc Inc. Project)
   6.05% (LOC; ABN-Amro Bank)                                                                 2,300,000  (a)           2,300,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $242,946,303)                                                             100.6%             242,946,303

LIABILITIES, LESS CASH AND RECEIVABLES                                                              (.6%)             (1,350,687)

NET ASSETS                                                                                        100.0%             241,595,616

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

AMBAC                 American Municipal Bond
                          Assurance Corporation

BAN                   Bond Anticipation Notes

EDR                   Economic Development Revenue

FGIC                  Financial Guaranty
                          Insurance Company

FNMA                  Federal National
                          Mortgage Association

FSA                   Financial Security Assurance

HR                    Hospital Revenue

IDR                   Industrial Development Revenue

LOC                   Letter of Credit

LR                    Lease Revenue

MBIA                  Municipal Bond Investors

                          Assurance Insurance Corporation

MFHR                  Multi-Family Housing Revenue

PCR                   Pollution Control Revenue

TRAN                  Tax and Revenue
                          Anticipation Notes

VRDN                  Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)

Moody's                       or                       Standard & Poor's                                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

VMIG1/MIG1, P1                                       SP1+/SP1, A1+/A1                                             83.6

Aaa/Aa(b)                                            AAA/AA(b)                                                    15.4

Not Rated(c)                                         Not Rated(c)                                                  1.0

                                                                                                                 100.0



(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) NOTES WHICH ARE NOT MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF THE ISSUERS.

(C) SECURITIES WHICH, WHILE NOT RATED BY MOODY'S OR STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)



                                                                                                   Cost           Value
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments                                                                  242,946,303    242,946,303

Interest receivable                                                                                               1,592,318

                                                                                                                244,538,621
------------------------------------------------------------------------------------------------------------------------------------



LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           441,216

Payable for investment securities purchased                           2,500,000

Interest payable--Note 3                                                  1,789

                                                                      2,943,005
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      241,595,616
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     241,603,960

Accumulated net realized gain (loss) on investments                      (8,344)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      241,595,616

NET ASSET VALUE PER SHARE

                                                         Investor    Class R
--------------------------------------------------------------------------------

Net Assets ($)                                         31,091,866  210,503,750

Shares Outstanding                                     31,093,876  210,509,481
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($):                               1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,411,762

EXPENSES:

Management fee--Note 2(a)                                              720,980

Distribution fees (Investor Shares)--Note 2(b)                          30,052

Interest expense--Note 3                                                 9,244

TOTAL EXPENSES                                                         760,276

INVESTMENT INCOME--NET                                               4,651,486
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B)                           3

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 4,651,489

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000  Year Ended
                                              (Unaudited)  October 31, 1999
-------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET                          4,651,486         7,780,014

Net realized gain (loss) on investments                 3                --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    4,651,489         7,780,014
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (459,558)         (724,308)

Class R shares                                 (4,191,928)       (7,055,706)

TOTAL DIVIDENDS                                (4,651,486)       (7,780,014)
-------------------------------------------------------------------------------

CAPITAL STOCK TANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                                56,596,123       101,990,468

Class R shares                                383,519,253       872,535,246

Dividends reinvested:

Investor shares                                   432,385           669,793

Class R shares                                    693,678         1,220,288

Cost of shares redeemed:

Investor shares                               (56,625,519)      (99,272,622)

Class R shares                               (460,826,399)     (814,277,109)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (76,210,479)       62,866,064

TOTAL INCREASE (DECREASE) IN NET ASSETS       (76,210,476)       62,866,064
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           317,806,092       254,940,028

END OF PERIOD                                 241,595,616       317,806,092

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                              Six Months Ended

                                               April 30, 2000                       Year Ended October 31,
                                                                   --------------------------------------------------------------

INVESTOR SHARES                                 (Unaudited)        1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                              1.00           1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                               .015           .025         .029          .030           .029          .032

Distributions:

Dividends from investment
   income--net                                      (.015)         (.025)       (.029)        (.029)         (.029)        (.032)

Dividends from net realized gain
   on investments                                     --             --         (.000)(a)     (.001)            --            --

Total Distributions                                 (.015)         (.025)       (.029)        (.030)         (.029)        (.032)

Net asset value, end of period                      1.00           1.00         1.00          1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    3.07(b)        2.57         3.00          3.00           2.96          3.28
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .70(b)         .70          .70           .72            .70           .70

Ratio of net investment income
   to average net assets                            3.05(b)        2.54         2.90          2.92           2.92          3.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                    31,092         30,689       27,301        19,486         14,074        17,764

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





                                              Six Months Ended

                                               April 30, 2000                       Year Ended October 31,
                                                                   --------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)        1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                              1.00           1.00         1.00          1.00           1.00          1.00

Investment Operations:

Investment income--net                               .016           .027         .031          .032           .031          .034

Distributions:

Dividends from investment
   income--net                                      (.016)         (.027)       (.031)        (.031)         (.031)        (.034)

Dividends from net realized
gain on investments                                   --              --        (.000)(a)     (.001)           --            --

Total Distributions:                                (.016)        (.027)        (.031)         (.032)        (.031)        (.034)

Net asset value, end of period                      1.00          1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    3.27(b)       2.77          3.21           3.21          3.17          3.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                        .51(b)        .50           .50            .52           .50           .50

Ratio of net investment income

   to average net assets                            3.24(b)       2.74          3.11           3.10          3.11          3.41
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ X 1,000)                                   210,504       287,117       227,639        194,158       221,178       205,373

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

(B) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek income exempt from federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., (Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor Class and Class R shares. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2005.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the
Dreyfus/Laurel    Funds    and

the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid
directly    by    the    Manager    to    the    non-interested    Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The Class R shares bear no distribution fee. During the period ended April 30, 2000, the Investor shares were charged $30,052 pursuant to the Plan, of which $29,797 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended April 30, 2000 was approximately $296,700 with a related weighted average annualized interest rate of 6.25%.

                                                             The Fund

                                                           For More Information

                        Dreyfus Municipal Reserves

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

Custodian

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

Transfer Agent &

Dividend Disbursing Agent

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940

Distributor

Dreyfus Service Corporation

200 Park Avenue

New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   324SA004





Dreyfus

U.S. Treasury

Reserves

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus

                                                         U.S. Treasury Reserves

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Reserves, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

When the reporting period began, international and domestic economies were growing faster than most analysts expected, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly
volatile,    continued    to    climb.

Because unsustainable economic growth may trigger unwanted inflationary pressures, the Federal Reserve Board raised key short-term interest rates three times during the reporting period. In total, the Federal Reserve Board has raised short-term interest rates by 1.25 percentage points since late June 1999. While these economic influences adversely affected long-term bonds, they
positively    influenced    money    market    yields.

We  appreciate  your  confidence over the past six months and we look forward to
your    continued   participation   in   Dreyfus   U.S.   Treasury   Reserves.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform  during the period?

For the six-month period ended April 30, 2000, Dreyfus U.S. Treasury Reserves Investor shares produced an annualized yield of 4.88% while its Class R shares produced an annualized yield of 5.09%. After taking into account the effect of compounding, the annualized effective yields for Investor shares and Class R shares were 5.00% and 5.21%, respectively.(1)

We attribute the fund's performance to the fact that we maintained a relatively short average maturity in the portfolio, which enabled us to capture higher yields as interest rates were rising during the reporting period. In addition, our emphasis on repurchase agreements helped boost the fund's overall returns

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States Government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90
days    or    less.

What other factors influenced the fund's performance?

During the past six months, the returns offered by U.S. Treasury securities, such as those held in this fund, have continued to rise. That's because interest
rates,   which   generally   determine   the   returns   for   these   The  Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

types   of   investments,   have   also   steadily  risen  during  the  period.

The primary factor that influenced the fund's performance during the past six months has been the steady stream of short-term interest-rate hikes initiated by the Federal Reserve Board (the "Fed"). In three separate moves in November, February and March, the Fed raised interest rates for a total of 0.75 percentage points. The fund was able to benefit from these rate hikes because we concentrated on holding Treasury bills with a shorter average maturity. By doing so, the fund was able to take advantage of the higher interest rates, and
therefore    higher    yields,    as    rates    were    rising.

In addition, during the fourth quarter of 1999 the bond markets were busy preparing for the possibility of problems that could result from Y2K concerns. At that time, many bond dealers and issuers basically shut down their operations, preferring instead to have little or no activity until after year-end. That move caused a lack of liquidity in the repurchase agreement market. Commonly referred to as repos, repurchase agreements are overnight loans to government dealers that are collateralized, in the case of this fund, with U.S. Treasuries. The primary purpose of investing in repos is to provide liquidity to the fund. However, because their rates were higher than T-bills
during    the    period,    they    generated    a    higher    return.

In response to the lack of liquidity in the repo market due to Y2K concerns, in December 1999 we chose to limit our exposure to repurchase agreements and to instead concentrate the fund's investments in short-term Treasury bills. Once Y2K had passed, an event that some market analysts have since dubbed a "non event," we resumed our normal investment practice of investing in a combination
of    U.S.    Treasury    securities    and    repurchase    agreements.


What is the fund's current strategy?

In an effort to earn as high of a yield as possible for the fund, we have continued to allocate a large portion of the portfolio's total assets to repurchase agreements. We have also maintained a defensive posture with respect to the portfolio's average maturity. As the U.S. economy continues to grow, we believe the Fed has more work to do in terms of attempting to curb inflation. By keeping a shorter maturity, we believe we have positioned the fund to seek to take advantage of any possible further interest-rate moves.

May 15, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                         Annualized

                                                                         Yield on

                                                                         Date of  Principal

U.S. TREASURY BILLS--32.5%                                               Purchase (%)          Amount ($)            Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

5/4/2000                                                                     5.10              200,000,000         199,915,000

   (cost $199,915,000)

U.S. TREASURY NOTES--23.5%
-----------------------------------------------------------------------------------------------------------------------------------

6.375%, 5/15/2000                                                            5.05               55,000,000          55,024,499

6.00%, 8/15/2000                                                             5.72               50,000,000          50,011,078

5.75%, 11/15/2000                                                            6.13               30,000,000          29,922,285

8.50%, 11/15/2000                                                            6.06               10,000,000          10,116,016

TOTAL U.S. TREASURY NOTES (cost $145,073,878)                                                                      145,073,878
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--43.5%
-----------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch & Co.

  dated 4/28/2000, due 5/1/2000 in the amount of

  $122,871,825 (fully collateralized by $120,230,000

  U.S. Treasury Notes, 6.25% to 7.50%, due from

   4/30/2001 to 11/15/2001, value $125,272,775)                              5.65              122,814,000         122,814,000

SBC Warburg Dillon Read, Inc.

  dated 4/28/2000, due 5/1/2000 in the amount of

  $145,068,875 (fully collateralized by $139,530,000

  U.S. Treasury Bonds, 6.50% due 11/15/2026,

   value $147,901,800)                                                       5.70              145,000,000         145,000,000

TOTAL REPURCHASE AGREEMENTS (cost $267,814,000)                                                                    267,814,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $612,802,878)                                                                 99.5%        612,802,878

CASH AND RECEIVABLES (NET)                                                                              .5%          3,267,560

NET ASSETS                                                                                           100.0%        616,070,438

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                                                                  Cost                 Value
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $267,814,000)
   --Note 1(c)                                                                                 612,802,878         612,802,878

Interest receivable                                                                                                  3,561,779

                                                                                                                   616,364,657
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                                          263,303

Cash overdraft due to Custodian                                                                                         30,916

                                                                                                                       294,219
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     616,070,438
-----------------------------------------------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                                    616,100,020

Accumulated net realized gain (loss) on investments                                                                    (29,582)
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS ($)                                                                                                     616,070,438

NET ASSET VALUE PER SHARE

                                                     Investor Shares  Class R
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         37,114,804  578,955,634

SHARES OUTSTANDING                                     37,125,717  578,974,303
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,557,904

EXPENSES:

Management fee--Note 2(a)                                            1,567,511

Distribution fees (Investor Shares)--Note 2(b)                          37,686

TOTAL EXPENSES                                                       1,605,197

INVESTMENT INCOME--NET                                              15,952,707
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                    486

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,953,193

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000        Year Ended

                                              (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,952,707         29,565,748

Net realized gain (loss) on investments               486              8,819

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   15,953,193         29,574,567
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                                  (922,579)        (3,995,726)

Class R shares                                (15,030,128)       (25,570,022)

TOTAL DIVIDENDS                               (15,952,707)       (29,565,748)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                44,419,155        547,120,345

Class R shares                              1,096,523,157      1,600,623,062

Dividends reinvested:

Investor shares                                   894,128          3,916,616

Class R shares                                 12,911,533         22,586,362

Cost of shares redeemed:

Investor shares                               (44,573,712)      (630,281,989)

Class R shares                             (1,095,253,454)    (1,672,499,479)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  14,920,807       (128,535,083)

TOTAL INCREASE (DECREASE) IN NET ASSETS        14,921,293       (128,526,264)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           601,149,145        729,675,409

END OF PERIOD                                 616,070,438        601,149,145

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                              Six Months Ended

                                              April 30, 2000                        Year Ended October 31,
                                                                -----------------------------------------------------------------

INVESTOR SHARES                                (Unaudited)      1999          1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00         1.00          1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                              .024         .042          .048           .048           .046          .049

Distributions:

Dividends from investment
   income--net                                     (.024)       (.042)        (.048)         (.048)         (.046)        (.049)

Net asset value, end of period                     1.00         1.00          1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.93         4.27          4.95           4.89           4.74          5.02
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .70          .70           .70            .70            .70           .70

Ratio of net investment income
   to average net assets                           4.91          4.16         4.85           4.81           4.64          4.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   37,115        36,375      115,622        112,900         21,826        21,386

SEE NOTES TO FINANCIAL STATEMENTS.


                                              Six Months Ended

                                              April 30, 2000                        Year Ended October 31,
                                                                -----------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)      1999          1998           1997           1996           1995
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value,
   beginning of period                             1.00          1.00         1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                              .025          .044         .050           .050           .048          .051

Distributions:

Dividends from investment
   income--net                                     (.025)        (.044)       (.050)         (.050)         (.048)        (.051)

Net asset value, end of period                     1.00          1.00         1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   5.13          4.48         5.16           5.10           4.94          5.23
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average
   net assets                                       .50           .50         .50             .50            .50           .50

Ratio of net investment income
   to average net assets                           5.12          4.40        5.03            4.98           4.79          5.14
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  578,956       564,774     614,053         522,178        464,303       399,873

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $30,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, the carryover expires in fiscal 2006.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets attributable to its Investor shares to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. The Class
R    shares    bear    no    distribution    fee.    During    the    The   Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

period April 30, 2000, Investor shares were charged $37,686 pursuant to the Plan, of which $37,680 was paid to DSC.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the line of credit.


                                                           For More Information

                        Dreyfus
                        U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   326SA004



Dreyfus Premier

Balanced Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            15   Statement of Financial Futures

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            21   Financial Highlights

                            26   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                                  Balanced Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Balanced Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Ron Gala and Laurie Carroll.

The past six months have been highly volatile for investors in U.S. stocks and bonds, primarily because of the effects of rising interest rates. In the stock market, a substantial advance during the last two months of 1999 was led primarily by technology and large-cap growth companies in a fast-growing economy. However, the stock market corrected sharply during the first quarter of the year 2000, causing large-capitalization stocks to underperform small- and mid-cap stocks. In mid-March, investor sentiment appeared to shift once more, and prices of technology stocks fell precipitously. On the other hand, some long-neglected value-oriented stocks gained ground amid renewed investor interest.

In the bond market, higher interest rates generally led to an erosion of bond prices, especially those of corporate securities. However, long-term U.S. Treasury bonds began to rally in 2000, primarily because of reduced supply amid robust demand from domestic and foreign investors.

We  appreciate  your confidence over the past six months, and we look forward to
your    continued    participation   in   Dreyfus   Premier   Balanced   Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Ron Gala and Laurie Carroll, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, Dreyfus Premier Balanced Fund produced total returns of 0.16%, -0.28%, -0.22%, 0.22% and -0.03% for its Class A, Class B, Class C, Class R and Class T shares, respectively.(1) In contrast, a hybrid index that is composed of 60% Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") and 40% Lehman Brothers Intermediate Government/ Corporate Bond Index ("Intermediate Index"), provided a total return of 4.74% for the same period. The S&P 500 Index and the Intermediate Index provided total
returns   of   7.18%   and   1.07%, respectively,  for  the  same  period.(2)

We attribute the fund' s modest underperformance in comparison to the hybrid index to our defensive position throughout the reporting period. Because we believed that the stock market was very volatile and overvalued, we allocated a large portion of the fund' s assets to bonds and away from stocks. That move
served    to    constrain    the    fund's    returns.

What is the fund's investment approach?

The fund is a balanced fund, with a "neutral" allocation under normal circumstances of 60% stocks and 40% bonds. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to
60%, and   as   little   as   25%, of   its   total   assets   in   bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds, and economic factors such as interest rates.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The primary factors influencing the fund's performance over the past six months have been the continued strength of the U.S. economy and the series of short-term interest-rate hikes initiated by the Federal Reserve Board (the "Fed" ) in an attempt to slow economic growth and forestall the buildup of inflationary pressures. In three separate moves during November, February and March, the Fed raised interest rates 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a total increase of 1.25 percentage points since last summer. The uncertainty caused by these interest-rate hikes created heightened volatility for the fund and the financial markets.

The strong gains achieved by the stock market during the reporting period were primarily limited to stocks within the technology sector. Those technology stocks with the highest price-to-earnings ratios actually performed the best, creating an unusual - or non-traditional - stock market environment. We maintained a significant exposure to technology stocks during the period. In fact, the fund' s top 10 performing stocks were technology companies. However, most speculative Internet companies did not meet the portfolio's risk/reward criteria and, as a result, we did not own them. Instead, we favored large, well-established technology companies that provide products and services for the Internet's infrastructure. While the fund's technology exposure helped drive our performance, the fund's tech gains were not as strong as those achieved by the S&P 500 Index.

The fixed-income markets experienced liquidity problems during the fourth quarter of 1999 when many dealers and issuers essentially shut down their operations,  preferring  to  have  little  or  no  activity until after year-end uncertainties had passed. Once Y2K concerns were behind us, an occasion that some market analysts have since dubbed a "non-event," liquidity once again
returned    to    the    bond    market,    calming    volatility    levels.

Subsequently, in mid-January 2000, the federal government announced that it would use a portion of the budget surplus to buy back certain outstanding U.S. Treasury securities. This announcement triggered a wave of purchases of long-term Treasury securities, a move that drove down yields for 30-year Treasury bonds. As a result, the best fixed-income returns for the fund over the past six months were generated from U.S. Treasuries, followed by government agency bonds, asset-backed securities and corporate securities. Our limited exposure to U.S. Treasuries ultimately hindered our performance. However, when viewing the portfolio as a whole, the negative results of the fixed-income portion had limited impact on the fund's total returns.

What is the fund's current strategy?

We have continued to maintain a relatively defensive asset allocation strategy because we believe that the U.S. stock market remains overvalued relative to bonds. That said, however, following our discipline of creating a diversified portfolio, we plan to continue to emphasize carefully selected technology stocks
as    well    as    investments    within    other    sectors.

Within the portfolio' s fixed-income portion, we have continued to emphasize corporate securities, government agency bonds and U.S. Treasuries. As of the end of the reporting period, we plan to continue this strategy because, in our view, once the bond market returns to more normalized levels, investors will return to higher yielding securities, such as government agency bonds and corporate securities. In the meantime, we believe these areas of investment currently
represent    attractive    values.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--44.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.1%

Philip Morris Cos.                                                                               58,400                1,277,500

CONSUMER CYCLICAL--3.7%

Bed Bath & Beyond                                                                                39,900  (a)           1,463,831

Best Buy                                                                                         19,500  (a)           1,574,625

Delphi Automotive Systems                                                                        24,668                  471,776

Delta Air Lines                                                                                  33,900                1,788,225

Federated Department Stores                                                                      39,800  (a)           1,353,200

Ford Motor                                                                                       86,400                4,725,000

Gap                                                                                              17,100                  628,425

General Motors                                                                                   35,050                3,281,556

Home Depot                                                                                       90,900                5,096,081

Limited                                                                                          34,200                1,545,412

Office Depot                                                                                     11,900  (a)             125,694

Sears, Roebuck & Co.                                                                             78,600                2,878,725

TJX Cos.                                                                                         91,200                1,749,900

Target                                                                                           27,600                1,837,125

Wal-Mart Stores                                                                                 145,800                8,073,675

Whirlpool                                                                                        25,200                1,641,150

                                                                                                                      38,234,400

CONSUMER STAPLES--1.8%

Avon Products                                                                                    50,100                2,079,150

Coca-Cola                                                                                        39,600                1,863,675

Energizer Holdings                                                                               30,066                  513,001

Fortune Brands                                                                                   21,300                  532,500

Lauder(Estee) Cos., Cl. A                                                                        29,100                1,284,037

PepsiCo                                                                                         104,100                3,819,169

Procter & Gamble                                                                                 42,000                2,504,250

Ralston-Purina Group                                                                             90,200                1,595,412

SYSCO                                                                                            31,300                1,177,663

Sara Lee                                                                                        199,000                2,985,000

Unilever, N.V. (New York Shares)                                                                  4,348                  198,106

                                                                                                                      18,551,963

ENERGY--2.9%

Amerada Hess                                                                                     38,500                2,449,562

BP Amoco, ADS                                                                                    56,400                2,876,400

Chevron                                                                                          24,350                2,072,794

Conoco, Cl. B                                                                                    47,300                1,176,587


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Diamond Offshore Drilling                                                                        35,900                1,447,219

Duke Energy                                                                                      46,800                2,691,000

Exxon Mobil                                                                                     101,400                7,877,513

Kerr-McGee                                                                                       22,200                1,148,850

KeySpan                                                                                          39,300                1,154,438

Royal Dutch Petroleum (New York Shares)                                                         122,100                7,005,488

                                                                                                                      29,899,851

HEALTH CARE--4.2%

Allergan                                                                                         18,900                1,112,737

Amgen                                                                                            19,500  (a)           1,092,000

Bausch & Lomb                                                                                    17,100                1,032,413

Biomet                                                                                           37,000                1,320,438

Bristol-Myers Squibb                                                                             52,200                2,737,237

Johnson & Johnson                                                                                54,200                4,471,500

Medtronic                                                                                        46,800                2,430,675

Merck & Co.                                                                                     124,000                8,618,000

Pfizer                                                                                          171,900                7,241,287

Schering-Plough                                                                                 132,900                5,357,531

UnitedHealth Group                                                                               21,200                1,413,775

Warner-Lambert                                                                                   39,850                4,535,428

Wellpoint Health Networks                                                                        26,700  (a)           1,969,125

                                                                                                                      43,332,146

INTEREST SENSITIVE--7.8%

Ambac Financial Group                                                                            27,000                1,296,000

American Express                                                                                 31,500                4,726,969

American International Group                                                                     20,100                2,204,719

Bank of America                                                                                 110,400                5,409,600

CIGNA                                                                                            29,700                2,368,575

Chase Manhattan                                                                                  28,800                2,075,400

Citigroup                                                                                       172,500               10,252,969

Fannie Mae                                                                                       24,000                1,447,500

FleetBoston Financial                                                                           111,600                3,954,825

General Electric                                                                                123,600                19,436,100

MBNA                                                                                            123,400                3,277,812

MGIC Investment                                                                                  29,750                1,422,422

Marsh & McLennan Cos.                                                                            30,000                2,956,875

Merrill Lynch                                                                                    14,400                1,467,900

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Morgan (J.P.) & Co.                                                                              24,000                3,081,000

Morgan Stanley Dean Witter & Co.                                                                 62,400                4,789,200

SLM Holding                                                                                      38,200                1,196,137

St. Paul Cos.                                                                                    69,300                2,468,813

State Street                                                                                     17,700                1,714,687

SunTrust Banks                                                                                   19,800                1,004,850

UnionBanCal                                                                                      32,900                  910,919

XL Capital, Cl. A                                                                                39,000                1,857,375

                                                                                                                      79,320,647

INTERNET RELATED--1.4%

America Online                                                                                  122,600  (a)           7,333,012

Juniper Networks                                                                                  4,500                  957,094

VeriSign                                                                                          6,000  (a)             836,250

Yahoo!                                                                                           35,400  (a)           4,610,850

                                                                                                                      13,737,206

PRODUCER GOODS--3.0%

American Power Conversion                                                                        50,100  (a)           1,769,156

Boeing                                                                                           60,400                2,397,125

Deere & Co.                                                                                      48,900                1,974,337

Dow Chemical                                                                                     26,300                2,971,900

duPont (E.I.) deNemours & Co.                                                                    21,600                1,024,650

General Dynamics                                                                                 46,900                2,743,650

Georgia-Pacific Group                                                                            71,700                2,634,975

International Paper                                                                              42,000                1,543,500

Minnesota Mining & Manufacturing                                                                 30,000                2,595,000

PPG Industries                                                                                   22,800                1,239,750

Pharmacia                                                                                        45,900                2,292,131

Tyco International                                                                               81,000                3,720,937

USG                                                                                              19,800                  826,650

Union Carbide                                                                                    19,900                1,174,100

United Technologies                                                                              21,900                1,361,906

                                                                                                                      30,269,767

SERVICES--2.1%

ALLTEL                                                                                           32,400                2,158,650

CBS                                                                                              40,800  (a)           2,397,000

Disney (Walt)                                                                                    98,100  (a)           4,248,956

Dow Jones & Co.                                                                                  20,100                1,303,988


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Fox Entertainment Group, Cl. A                                                                   98,900  (a)           2,546,675

Gannett                                                                                          21,900                1,398,863

IMS Health                                                                                       68,100                1,161,956

Infinity Broadcasting, Cl. A                                                                    112,050  (a)           3,802,697

SunGard Data Systems                                                                             26,500  (a)             915,906

U.S. Cellular                                                                                    21,600  (a)           1,297,350

                                                                                                                      21,232,041

TECHNOLOGY--13.3%

ADC Telecommunications                                                                           55,800  (a)           3,389,850

Advanced Micro Devices                                                                           22,800  (a)           2,000,700

Agilent Technologies                                                                             12,300                1,090,087

Analog Devices                                                                                   15,600  (a)           1,198,275

Apple Computer                                                                                   36,300  (a)           4,503,469

Applied Materials                                                                                44,400  (a)           4,520,475

Brocade Communications Systems                                                                   10,500                1,302,000

Cisco Systems                                                                                   255,600  (a)          17,720,269

Computer Associates International                                                                40,800                2,277,150

Corning                                                                                           9,000                1,777,500

Dell Computer                                                                                   105,300  (a)           5,278,162

EMC                                                                                              18,300  (a)           2,542,556

Eaton                                                                                            23,800                1,999,200

Hewlett-Packard                                                                                  17,400                2,349,000

Intel                                                                                           142,600                18,083,462

International Business Machines                                                                  45,000                5,023,125

Lexmark International Group, Cl. A                                                               21,000  (a)           2,478,000

Lucent Technologies                                                                              38,100                2,369,344

Microsoft                                                                                       210,300  (a)          14,668,425

Motorola                                                                                         32,400                3,857,625

NCR                                                                                              35,400  (a)           1,367,325

Network Appliance                                                                                17,400  (a)           1,286,513

Nokia, ADS                                                                                       36,000                2,047,500

Nortel Networks                                                                                  43,500                4,926,375

Oracle                                                                                          114,600  (a)           9,160,838

QUALCOMM                                                                                         36,000  (a)           3,903,750

Sun Microsystems                                                                                 72,900  (a)           6,702,244

Tellabs                                                                                          47,100  (a)           2,581,669

Teradyne                                                                                         17,400  (a)           1,914,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Texas Instruments                                                                                25,200                4,104,450

                                                                                                                     136,423,338

UTILITIES--4.0%

AT&T                                                                                            133,600                6,237,450

Ameren                                                                                           42,750                1,568,391

BellSouth                                                                                       146,900                7,152,194

Consolidated Edison                                                                              52,350                1,842,066

FPL Group                                                                                        59,400                2,684,138

GTE                                                                                              96,900                6,564,975

MCI WorldCom                                                                                    191,025  (a)           8,679,698

SBC Communications                                                                              112,800                4,942,050

Sempra Energy                                                                                    63,400                1,176,863

                                                                                                                      40,847,825

TOTAL COMMON STOCKS

   (cost $388,336,348)                                                                                               453,126,684
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES-51.3%                                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--10.2%

ABN Amro Bank, N.V., Sub. Notes,

   7.55%, 6/28/2006                                                                             700,000                690,880

American Express Credit Account Master Trust,

   Asset Backed Ctfs., Ser. 1997-1, Cl. A,
   6.40%, 4/15/2005                                                                           2,500,000                2,452,863

Associates, Sr. Notes,

   5.75%, 11/1/2003                                                                           2,000,000                1,882,866

Atlantic Richfield, Notes,

   5.55%, 4/15/2003                                                                           5,000,000                4,768,585

BSCH Issuance, Notes,

   7.625%, 11/3/2009                                                                         12,500,000                12,183,825

Chase Credit Card Master Trust,

   Asset Backed Ctfs., Ser. 1998-3, Cl. A,
   6%, 8/15/2005                                                                              5,000,000                4,825,100

Citibank Credit Card Master Trust,

   Asset Backed Ctfs., Ser. 1998-1, Cl. A,
   5.75%, 1/15/2003                                                                           4,500,000                4,465,012

Ford Motor Credit, Notes,

   7.375%, 10/28/2009                                                                        10,000,000                9,715,100

General Motors Acceptance, Notes,

   6.625%, 10/1/2002                                                                          2,000,000                1,958,716


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Goldman Sachs Group, Sr. Unsub.,

   7.80%, 1/28/2010                                                                           2,000,000                1,972,246

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                           4,500,000                4,364,100

International Lease Finance, Notes,

   5.625%, 5/1/2002                                                                           5,000,000                4,814,720

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                            7,000,000                6,795,152

Merrill Lynch, Notes,

   6%, 2/17/2009                                                                             12,000,000               10,579,620

Morgan Stanley Dean Witter & Co., Sr. Unsub.,

   7.125%, 1/15/2003                                                                          3,000,000                2,965,920

Norwest, Sr. Notes,

   6.75%, 10/1/2006                                                                           2,200,000                2,101,257

Province of Ontario, Bonds,

   7.75%, 6/4/2002                                                                            2,651,000                2,670,904

Province of Quebec:

   Deb.,
      7.50%, 7/15/2002                                                                        4,000,000                4,001,732

   Sr. Unsub.,
      5.75%, 2/15/2009                                                                        6,500,000                5,776,108

Republic New York, Deb.,

   9.75%, 12/1/2000                                                                           1,000,000                1,015,422

Skandinaviska Enskilda Banken, Sub. Notes,

   6.875%, 2/15/2009                                                                          2,500,000                2,355,725

Textron Financial, Notes,

   7.125%, 12/9/2004                                                                         12,900,000               12,626,843

                                                                                                                     104,982,696

INDUSTRIAL--9.1%

Aesop Funding, Asset Backed Ctfs.,

   Ser. 1997-1A, Cl. A2,
   6.40%, 10/20/2003                                                                          2,000,000  (b)           1,956,610

Albertson's, Sr. Notes,

   6.95%, 8/1/2009                                                                            3,000,000                2,813,055

BP Amoco, Notes,

   6.25%, 10/15/2004                                                                          1,500,000                1,442,359

Comcast Cable Communications, Notes,

   6.20%, 11/15/2008                                                                          1,500,000                1,314,471

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                           5,000,000                4,730,730

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

DaimlerChrysler Holding, Notes,

   7.40%, 1/20/2005                                                                           6,000,000                5,948,154

Delphi Automotive Systems, Notes,

   6.125%, 5/1/2004                                                                           8,820,000                8,207,213

duPont (E.I.) de Nemours & Co., Notes,

   6.50%, 9/1/2002                                                                            3,000,000                2,949,069

Lockheed Martin, Notes,

   8.20%, 12/1/2009                                                                           7,700,000                7,549,804

Monsanto, Notes,

   5.375%, 12/1/2001                                                                          2,900,000                2,809,874

Newell Rubbermaid, Sr. Notes,

   6.60%, 11/15/2006                                                                          4,500,000                4,239,940

News America Holdings, Sr. Notes,

   8.625%, 2/1/2003                                                                           5,000,000                5,021,475

PPG Industries, Notes,

   6.50%, 11/1/2007                                                                           5,000,000                4,683,890

Petroleum Geo-Services, Notes,

   7.50%, 3/31/2007                                                                           5,000,000                4,781,705

Procter & Gamble, Deb.,

   8%, 11/15/2003                                                                             1,000,000                1,020,403

Raytheon:

   Notes,
      5.70%, 11/1/2003                                                                       10,150,000                9,462,469
   Notes,
      6.75%, 8/15/2007                                                                       10,000,000                9,092,780

Wal-Mart Stores:

   Notes,
      7.50%, 5/15/2004                                                                        5,000,000                5,038,970
   Sr. Notes,
      6.875%, 8/10/2009                                                                       5,000,000                4,833,300

Western Atlas, Notes,

   7.875%, 6/15/2004                                                                          5,000,000                5,028,790

                                                                                                                      92,925,061

UTILITIES--1.6%

AT&T, Notes,

   5.625%, 3/15/2004                                                                            500,000                469,217

MCI WorldCom, Sr. Notes,

   6.40%, 8/15/2005                                                                           1,250,000                1,188,158

PECO Energy Transition Trust,

  Asset Backed Ctfs., Ser. 1999-A, Cl. A2,

   5.63%, 3/1/2005                                                                            4,000,000                3,854,940


                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Paramount Communications, Sr. Notes,

   7.50%, 1/15/2002                                                                           5,500,000                5,473,936

TECO Energy, Notes,

   5.54%, 9/15/2001                                                                           2,000,000                1,955,630

Wisconsin Electric Power, Notes,

   7.25%, 8/1/2004                                                                            3,500,000                3,464,265

                                                                                                                      16,406,146

U.S. GOVERNMENT & AGENCIES--30.4%

Federal Home Loan Bank, Bonds:

   5.61%, 6/22/2001                                                                           7,700,000                7,599,823

   5.875%, 9/17/2001                                                                         13,000,000               12,818,949

   6.75%, 2/1/2002                                                                           18,650,000               18,556,750

   5.125%, 2/26/2002                                                                          4,400,000                4,251,500

   5.125%, 9/15/2003                                                                          2,100,000                1,972,257

Federal Home Loan Mortgage Corp., Notes:

   5.75%, 7/15/2003                                                                          18,000,000               17,246,340

   5%, 1/15/2004                                                                             20,000,000               18,553,640

   6.25%, 7/15/2004                                                                          19,500,000               18,797,786

   6.875%, 1/15/2005                                                                         25,000,000               24,633,750

   5.75%, 3/15/2009                                                                          10,500,000                9,423,750

Federal National Mortgage Association, Notes:

   5.25%, 1/15/2003                                                                           3,000,000                2,860,098

   4.75%, 11/14/2003                                                                         10,000,000                9,246,790

   5.625%, 5/14/2004                                                                         19,000,000               17,930,224

   6.50%, 8/15/2004                                                                          25,500,000               24,797,959

U.S. Treasury Bonds:

   11.625%, 11/15/2002                                                                          500,000                  556,705

   11.125%, 8/15/2003                                                                        10,800,000               12,208,752

   11.875%, 11/15/2003                                                                       15,000,000               17,434,350

U.S. Treasury Notes:

   6.50%, 5/31/2001                                                                           5,000,000                4,998,600

   5.75%, 6/30/2001                                                                           2,000,000                1,981,460

   6.625%, 6/30/2001                                                                          4,000,000                4,006,360

   6.625%, 7/31/2001                                                                          5,000,000                5,000,200

   7.875%, 8/15/2001                                                                          3,000,000                3,044,640

   6.25%, 10/31/2001                                                                          3,900,000                3,876,990

   5.875%, 11/30/2001                                                                         5,300,000                5,236,559

   6.125%, 12/31/2001                                                                         9,500,000                9,417,065

   6.25%, 2/28/2002                                                                           5,000,000                4,962,900

   6.625%, 3/31/2002                                                                            300,000                  299,577

   6.625%, 4/30/2002                                                                          4,250,000                4,245,665

   7.50%, 5/15/2002                                                                          13,300,000               13,504,022

   5.875%, 9/30/2002                                                                          4,500,000                4,423,005

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                             Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes (continued):

   5.75%, 10/31/2002                                                                          4,400,000                4,310,196

   5.50%, 1/31/2003                                                                           2,200,000                2,138,708

   5.75%, 8/15/2003                                                                           5,000,000                4,876,950

   6.50%, 10/15/2006                                                                         11,000,000               10,993,730

   5.625%, 5/15/2008                                                                          5,000,000                4,756,250

                                                                                                                     310,962,300

TOTAL BONDS AND NOTES

   (cost $537,102,272)                                                                                               525,276,203
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-3.6%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--3.5%

   Goldman Sachs & Co.,Tri-Party Repurchase
   Agreement, 5.67% dated 4/28/2000, due
   5/1/2000 in the amount of $36,042,022
   (fully collateralized by $37,325,000
   various U.S. Government Securities,
   value $36,746,240)                                                                        36,025,000               36,025,000

U.S. TREASURY BILLS--.1%

   5.65%, 7/20/2000                                                                             900,000  (c)             888,777

TOTAL SHORT-TERM INVESTMENTS

   (cost $36,913,700)                                                                                                 36,913,777
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $962,352,320)                                                             99.2%            1,015,316,664

CASH AND RECEIVABLES(NET)                                                                           .8%                8,294,167

NET ASSETS                                                                                       100.0%            1,023,610,831

(A) NON-INCOME PRODUCING.

(B)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT APRIL 30, 2000, THIS SECURITY
AMOUNTED TO $1,956,610 OR APPROXIMATELY .2% OF NET ASSETS.

(C)  HELD BY THE CUSTODIAN IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN
FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES


April 30, 2000 (Unaudited)

                                                                                                                       Unrealized
                                                                   Market Value                                      Appreciation
                                                                     Covered by                                     (Depreciation)
                                            Contracts              Contracts ($)            Expiration            at 4/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

5 Year U.S. Treasury Notes                        356                 34,737,812             June 2000                     81,742

FINANCIAL FUTURES SOLD

Standard & Poor's 500                              24                  8,760,000             June 2000                   (397,762)

                                                                                                                         (316,020)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)            962,352,320  1,015,316,664

Cash                                                                    148,823

Receivable for investment securities sold                            33,232,846

Dividends and interest receivable                                    11,008,689

Receivable for shares of Capital Stock subscribed                     1,116,825

Receivable for futures variation margin--Note 1(d)                        4,862

                                                                   1,060,828,709
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,143,563

Payable for investment securities purchased                          34,909,451

Payable for shares of Capital Stock redeemed                          1,164,864

                                                                     37,217,878
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,023,610,831
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     968,725,463

Accumulated undistributed investment income--net                      8,494,885

Accumulated net realized gain (loss) on investments                  (6,257,841)

Accumulated net unrealized appreciation (depreciation)
  on investments [including ($316,020) net unrealized
  (depreciation) on financial futures]--Note 3                       52,648,324
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     1,023,610,831

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      332,951,033           219,742,192           60,080,964          410,636,724              199,918

Shares Outstanding                   21,888,704            14,492,088            3,948,865           26,981,866               13,161
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          15.21                15.16                15.21                15.22                15.19

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            17,154,648

Cash dividends (net of $5,993 foreign taxes withheld at source)      2,591,304

TOTAL INCOME                                                        19,745,952

EXPENSES:

Management fee--Note 2(a)                                            4,940,529

Distribution and service fees--Note 2(b)                             1,759,374

Loan commitment fees--Note 4                                             7,330

TOTAL EXPENSES                                                       6,707,233

INVESTMENT INCOME--NET                                              13,038,719
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (2,472,547)

Net realized gain (loss) on financial futures                       (3,713,644)

NET REALIZED GAIN (LOSS)                                            (6,186,191)

Net unrealized appreciation (depreciation) on investments
  (including $514,005 net unrealized appreciation on financial futures)
                                                                    (7,047,594)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (13,233,785)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (195,066)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         13,038,719           13,426,928

Net realized gain (loss) on investments        (6,186,191)          24,297,901

Net unrealized appreciation (depreciation)     (7,047,594)          23,866,853
on investments

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (195,066)            61,591,682
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (3,025,038)          (1,580,492)

Class B shares                                (1,617,737)          (1,223,741)

Class C shares                                  (438,549)            (248,678)

Class R shares                                (5,152,049)          (6,441,114)

Class T shares                                     (731)                   --

Net realized gain on investments:

Class A shares                                (6,179,160)          (2,889,067)

Class B shares                                (4,523,086)          (4,479,684)

Class C shares                                (1,225,367)            (646,144)

Class R shares                                (8,622,107)         (13,660,063)

Class T shares                                    (2,255)                   --

TOTAL DIVIDENDS                              (30,786,079)         (31,168,983)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                266,210,117         186,156,663

Class B shares                                 44,973,422         149,541,513

Class C shares                                 16,689,896          50,394,929

Class R shares                                 70,067,651         341,138,366

Class T shares                                    191,575              24,689

Dividends reinvested:

Class A shares                                  5,299,803           3,904,501

Class B shares                                  4,580,833           4,568,521

Class C shares                                    929,976             636,923

Class R shares                                 11,205,640          19,652,706

Class T shares                                      2,986                --


                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Cost of shares redeemed:

Class A shares                              (142,414,430)         (22,218,320)

Class B shares                               (28,490,199)         (17,504,497)

Class C shares                               (11,398,035)          (4,762,205)

Class R shares                               (55,076,642)        (188,359,586)

Class T shares                                   (17,245)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                182,755,348          523,174,203

TOTAL INCREASE (DECREASE) IN NET ASSETS      151,774,203          553,596,902
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           871,836,628          318,239,726

END OF PERIOD                               1,023,610,831          871,836,628

Undistributed investment income--net            8,494,885            5,690,270

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)   October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                    17,244,519          12,037,162

Shares issued for dividends reinvested            344,309             262,442

Shares redeemed                                (9,296,257)         (1,444,709)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   8,292,571          10,854,895
-------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     2,937,778           9,761,921

Shares issued for dividends reinvested            297,798             308,271

Shares redeemed                                (1,876,185)         (1,141,433)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,359,391           8,928,759
-------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,088,590            3,277,930

Shares issued for dividends reinvested             60,258               42,774

Shares redeemed                                  (749,350)            (309,521)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     399,498            3,011,183
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     4,563,000           22,264,108

Shares issued for dividends reinvested            727,430            1,321,991

Shares redeemed                                (3,602,132)         (12,212,108)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,688,298           11,373,991
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        12,485                1,629

Shares issued for dividends reinvested                194                   --

Shares redeemed                                    (1,147)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      11,532                1,629

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 57,364 CLASS B SHARES REPRESENTING $874,176 WERE AUTOMATICALLY CONVERTED TO 57,258 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 256,691 CLASS B SHARES REPRESENTING $3,945,999 WERE AUTOMATICALLY CONVERTED TO 256,023 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2000                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.69         14.88         15.17         13.71          11.91         10.08

Investment Operations:

Investment income--net                                 .22(a)        .36(a)        .33           .34            .31           .28

Net realized and unrealized

    gain (loss) on investments                        (.19)         1.68          1.81          2.77           1.88          1.82

Total from Investment Operations                       .03          2.04          2.14          3.11           2.19          2.10

Distributions:

Dividends from investment
   income--net                                        (.18)         (.30)         (.37)         (.28)          (.31)         (.27)

Dividends from net realized
   gain on investments                                (.33)         (.93)        (2.06)        (1.37)          (.08)           --

Total Distributions                                   (.51)        (1.23)        (2.43)        (1.65)          (.39)         (.27)

Net asset value, end of period                       15.21         15.69         14.88         15.17          13.71         11.91
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                    .16(c)      14.39         16.06         25.24          18.71         21.17
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .62(c)       1.25          1.25          1.25           1.25          1.25

Ratio of net investment income
   to average net assets                              1.37(c)       2.31          2.44          2.21           2.39          2.65

Portfolio Turnover Rate                              41.30(c)     104.42         69.71         98.88          85.21         53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     332,951       213,362        40,780        14,687          6,275         1,650

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2000                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         1999          1998          1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.65         14.83         15.12         13.68          11.89          9.76

Investment Operations:

Investment income--net                                 .15(b)         24(b)        .24           .23            .21           .14

Net realized and unrealized

   gain (loss) on investments                         (.19)          1.69         1.79           2.77           1.87         2.11

Total from Investment Operations                      (.04)          1.93         2.03           3.00           2.08         2.25

Distributions:

Dividends from investment
   income--net                                        (.12)          (.18)        (.26)          (.19)          (.21)        (.12)

Dividends from net realized
   gain on investments                                (.33)          (.93)       (2.06)         (1.37)          (.08)          --

Total Distributions                                   (.45)         (1.11)       (2.32)         (1.56)          (.29)        (.12)

Net asset value, end of period                       15.16          15.65        14.83          15.12          13.68        11.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   (.28)(d)      13.64        15.20          24.27          17.76        23.19(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.00(d)        2.00         2.00          2.00            2.00         1.73(d)

Ratio of net investment income
   to average net assets                               .99(d)        1.55         1.70          1.47            1.65         2.16(d)

Portfolio Turnover Rate                              41.30(d)      104.42        69.71         98.88           85.21        53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     219,742        205,491       62,324        28,940           9,141        3,118

(A) FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                            April 30, 2000                                 Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)        1999          1998           1997           1996        1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.70        14.87         15.16          13.70          11.90          9.76

Investment Operations:

Investment income--net                                 .15(b)      .24(b)         .22            .24            .25           .11

Net realized and unrealized

   gain (loss) on investments                         (.19)       1.71           1.81           2.78           1.84          2.15

Total from Investment Operations                      (.04)       1.95           2.03           3.02           2.09          2.26

Distributions:

Dividends from investment
   income--net                                        (.12)       (.19)          (.26)          (.19)          (.21)         (.12)

Dividends from net realized
   gain on investments                                (.33)       (.93)         (2.06)         (1.37)          (.08)           --

Total Distributions                                   (.45)      (1.12)         (2.32)         (1.56)          (.29)         (.12)

Net asset value, end of period                       15.21       15.70          14.87          15.16          13.70         11.90
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                   (.22)(d)   13.59          15.24          24.41          17.83         23.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.00(d)     2.00           2.00           2.00           2.00          1.73(d)

Ratio of net investment income
   to average net assets                               .99(d)     1.57           1.69           1.47           1.62          2.16(d)

Portfolio Turnover Rate                              41.30(d)   104.42          69.71          98.88          85.21         53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      60,081      55,723          8,004          2,017            237             6

(A) FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2000                                 Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)        1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               15.70        14.88         15.18         13.72          11.92         10.09

Investment Operations:

Investment income--net                                 .23(a)       .40(a)        .38           .36            .34           .31

Net realized and unrealized
   gain (loss) on investments                        (.18)         1.69          1.79          2.79           1.88          1.81

Total from Investment Operations                      .05          2.09          2.17          3.15           2.22          2.12

Distributions:

Dividends from
   investment income--net                            (.20)         (.34)         (.41)         (.32)          (.34)         (.29)

Dividends from net
   realized gain on investments                      (.33)         (.93)        (2.06)        (1.37)          (.08)           --

Total Distributions                                  (.53)        (1.27)        (2.47)        (1.69)          (.42)         (.29)

Net asset value, end of period                      15.22         15.70         14.88         15.18          13.72         11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      .22(b)      14.76         16.37         25.56          18.99         21.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .50(b)        1.00         1.00           1.00           1.00          1.00

Ratio of net investment income
   to average net assets                            1.49(b)        2.54         2.71           2.44           2.68          2.89

Portfolio Turnover Rate                            41.30(b)      104.42        69.71          98.88          85.21         53.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     410,637      397,234      207,132        148,605        129,744        97,881

A   BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                               Six Months Ended
                                                 April 30, 2000     Year Ended
CLASS T SHARES                                      (Unaudited)     October 31,
                                                                        1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      15.68       15.43

Investment Operations:

Investment income--net                                      .20(b)      .08(b)

Net realized and unrealized gain (loss)
   on investments                                          (.20)        .17

Total from Investment Operations                             --         .25

Distributions:

Dividends from investment income--net                      (.16)         --

Dividends from net realized
   gain on investments                                     (.33)         --

Total Distributions                                        (.49)         --

Net asset value, end of period                            15.19       15.68
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        (.03)(d)    1.62(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .75(d)      .32(d)

Ratio of net investment income
   to average net assets                                   1.24(d)      .40(d)

Portfolio Turnover Rate                                   41.30(d)   104.42
--------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                              200          26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/ Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the fund's investment adviser. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R shares and 200 million of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee or service fee. Class R shares are
offered   without  a  front-end  sales  load  or  CDSC.  Each  class  of  share has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at April 30, 2000 are set forth in the Statement of Financial Futures.

(e) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $3,387 during the period ended April 30, 2000, from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of
 .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $383,465, $810,109, $221,585 and $159, respectively, pursuant to the Plan, of which $250,327, $179,984, $49,212 and $49 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $270,036, $73,861 and $159, respectively, pursuant to the service plan, of which $91,703, $30,042 and $73 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan and service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended April 30, 2000, amounted to $532,913,624 and $390,406,316, respectively.

At April 30, 2000, accumulated net unrealized appreciation on investments and financial futures was $52,648,324, consisting of $84,232,716 gross unrealized appreciation and $31,584,392 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


                                                           For More Information

                        Dreyfus Premier Balanced Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   342SA004



Dreyfus Premier

Limited Term

Income Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Limited Term Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Limited Term Income Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed") to forestall a potential reemergence of inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, following two interest-rate hikes implemented in the months before the reporting period began. Since June 1999, the Fed has raised short-term interest rates a total of 1.25 percentage points.

Higher interest rates led to some additional erosion of bond prices, especially during the last two months of 1999. During the first four months of 2000, however, some bonds began to rally, led higher by long-term U.S. Treasury securities which rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Limited Term Income Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, Dreyfus Premier Limited Term Income Fund provided a total return of 0.91% for Class A shares, 0.67% for Class B shares, 0.64% for Class C shares and 0.93% for Class R shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 1.42% for the same period.(2)

We attribute the fund' s modest underperformance to our security selection strategy, which emphasized government agency bonds and corporate securities during a period in which the highest returns were generated from U.S. Treasury securities.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities
and    corporate    debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the dollar-weighted average maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields, but also fluctuate more in price
than    their    short-term    counterparts.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The primary factors influencing the fund's performance over the past six months have been the continued strength of the U.S. economy and the series of short-term interest-rate hikes initiated by the Federal Reserve Board in an attempt to slow economic growth and forestall the buildup of inflationary pressures. In three separate moves during November, February and March, the Fed raised interest rates 0.75 percentage points. These moves were in addition to the two rate hikes implemented before the reporting period began, producing a
total    increase    of    1.25   percentage   points   since   last   summer.

In addition, during the fourth quarter of 1999, the bond market was busy preparing for the possibility of problems that could result from Y2K concerns. At that time, many dealers and issuers basically shut down their operations, preferring to have little or no activity until after year-end. That move caused a lack of liquidity in the short-term bond market. Once Y2K concerns had passed, an occasion that some market analysts have since dubbed a "non-event," liquidity once again returned to the bond market, calming volatility levels.

Then, in mid-January, the government announced that it would use a portion of the federal budget surplus to initiate a buyback program for outstanding U.S. Treasury securities. This announcement triggered a wave of purchases of long-term Treasury securities, a move that drove yields for 30-year Treasury bonds below that of shorter term securities, creating what's called an inverted yield curve. An unusual circumstance, an inverted yield curve occurs when short-term interest rates are higher than long-term rates. Because most bonds use 30-year Treasury securities as their benchmarks, including bonds held in this fund, the inverted yield curve resulted in greater volatility during the period.

As a result of these influences, the best returns for the fund over the past six months were generated from U.S. Treasuries, followed by government agency bonds, asset-backed securities and corporate securities. In the case of the fund's holdings in U.S. Treasuries, government agency bonds and asset-backed securities, all three of these types of securities performed well due in large part to their shorter duration stance. On the other hand, the fund's corporate securities with longer durations tended to restrain performance during the period.

What is the fund's current strategy?

As of the end of the reporting period, the largest portion of the fund's assets, 42.3% , was invested in mortgage-backed securities, followed by 37.4% in corporate securities, 14.6% in U.S. Treasuries and 2.4% in government agency bonds. We currently plan to continue to emphasize these sectors of the bond market because, in our view, once the Treasury curve becomes more normalized, investors will return to higher yielding securities, such as government agency bonds and corporate securities. In the meantime, we believe these areas of investment currently represent value for the portfolio.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1 - 10 YEARS

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)


STATEMENT OF INVESTMENTS

                                                                                              Principal
BOND AND NOTES--97.6%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--5.5%

American Express Credit Account Master Trust,

   Ser. 1997-1, Cl. A, 6.4%, 2005                                                             1,000,000                  981,145

Citibank Credit Card Master Trust,

   Ser. 1998-1, Cl. A, 5.75%, 2003                                                            1,500,000                1,488,338

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A-2, 5.63%, 2005                                                            500,000                  481,867

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A-3, 6.32%, 2003                                                            250,000                  246,350

                                                                                                                       3,197,700

BANKING--5.3%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  720,775

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         435,000                  413,761

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                     1,000,000                  969,800

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        500,000                  474,405

Wells Fargo,

   Notes, 6.625%, 2004                                                                          500,000                  483,525

                                                                                                                       3,062,266

CHEMICALS--.7%

Monsanto,

   Deb., 6.85%, 2028                                                                            500,000                  427,888

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--.9%

Bear Stearns Commercial Mortgage,

   Ser. 1999-WF2, Cl. A-1, 6.8%, 2008                                                           270,556                  261,698

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A-1A, 7.12%, 2009                                                         272,659                  266,632

                                                                                                                         528,330

FINANCIAL SERVICES--7.7%

Ford Motor Credit,

   Notes, 8%, 2002                                                                              500,000                  503,869

GMAC,

   Deb., 6.125%, 2008                                                                         1,000,000                  899,048

Goldman Sachs,

   Notes, 7.8%, 2010                                                                            500,000                  493,061

Household Finance,

   Sr. Sub. Notes, 5.875%, 2009                                                                 500,000                  433,866


                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

International Lease Finance,

   Notes, 5.625%, 2002                                                                        1,000,000                  962,944

Lehman Brothers,

   Sr. Sub. Notes, 6.125%, 2001                                                                 200,000                  197,871

Merrill Lynch,

   Notes, 6%, 2009                                                                              500,000                  440,817

Morgan Stanley Dean Witter,

   Sr. Notes, 7.125%, 2003                                                                      300,000                  296,592

Transamerica Financial,

   Notes, 7.25%, 2002                                                                           200,000                  198,304

                                                                                                                       4,426,372

FOREIGN--7.3%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       500,000                  494,932

Abbey National PLC,

   Sub. Deb., 7.95%, 2029                                                                     1,000,000                  977,106

Australia & New Zealand Banking Group,

   Sr. Sub. Notes, 6.25%, 2004                                                                1,000,000                  949,168

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  215,555

Province of British Columbia,

   Bonds, 6.5%, 2026                                                                            500,000                  444,551

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          500,000                  487,158

Santander Finance Issuances,

   Sub. Notes, 6.375%, 2011                                                                     250,000                  217,387

Swiss Bank,

   Sub. Deb., 7%, 2015                                                                          200,000                  182,438

United Mexican States,

   Notes, 9.875%, 2010                                                                          250,000                  258,125

                                                                                                                       4,226,420

INDUSTRIAL--.4%

USX,

   Deb., 9.125%, 2013                                                                           200,000                  210,935

OIL AND GAS--.8%

Atlantic Richfield,

   Notes, 5.55%, 2003                                                                           500,000                  476,859

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OTHER--1.7%

Private Export Funding,

   Ser. NN Secured Notes, 7.3%, 2002                                                          1,000,000                  1,003,220

TELEPHONE AND TELEGRAPH--2.0%

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  387,837

MCI WorldCom,

   Sr. Notes, 6.4%, 2005                                                                        500,000                  475,263

TCI Communications,

   Deb., 7.875%, 2026                                                                           300,000                  297,136

                                                                                                                       1,160,236

TRANSPORTATION--.8%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             500,000                  457,684

UTILITIES--5.2%

National Rural Utilities,

   Collateral Trust, 5.5%, 2005                                                                 500,000                  459,124

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  295,310

PP&L Resources,

   First Mortgage Bonds, 6.125%, 2001                                                         1,000,000  (a)             988,291

Philadelphia Electric,

   First Refunding Mortgage Bonds, 6.625%, 2003                                               1,300,000                1,261,779

                                                                                                                       3,004,504

U.S. GOVERNMENTS--14.6%

U. S. Treasury Bonds:

   12.375%, 5/15/2004                                                                           500,000                  596,485

   11.625%, 11/15/2004                                                                          500,000                  599,705

   11.25%, 2/15/ 2015                                                                           250,000                  366,335

   12.5%, 8/15/2014                                                                             250,000                  350,962

   8.875%, 2/15/2019                                                                          1,600,000                1,925,184

   8.125%, 8/15/2019                                                                            500,000                  640,570

   8.5%, 2/15/2020                                                                              500,000                  624,025

   6.25%, 8/15/2023                                                                             630,000                  630,693

   5.25%, 2/15/2029                                                                             250,000                  250,480

   6.125%, 8/15/2029                                                                            400,000                  352,144

U. S. Treasury Notes:

   7.5%, 2/15/2005                                                                              100,000                  103,755

   6.5%, 10/15/2006                                                                           2,000,000                1,998,860

                                                                                                                       8,439,198


                                                                                              Principal
BOND AND NOTES (CONTINUED)                                                                   Amount ($)                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--44.7%

Federal Home Loan Banks:

   5.125%, 2003                                                                               1,000,000                  905,721

   5.8%, 2008                                                                                   500,000                  469,585

Federal Home Loan Mortgage Corp.:

   5.5%, 8/1/2013                                                                               225,518                  209,308

   6%, 6/1/2012-2/1/2029                                                                      1,349,681                1,245,588

   6.5%, 11/1/2004-12/1/2028                                                                  2,466,683                2,335,303

   7%, 3/1/2012-6/1/2029                                                                      1,512,546                1,459,793

   7.5%, 12/1/2024-12/1/2029                                                                    642,809                  632,566

   8%, 10/1/2019-1/1/2028                                                                       323,051                  324,850

Federal National Mortgage Association:

   4.75%, 2003                                                                                1,850,000                1,710,656

   6%, 2008                                                                                     800,000                  736,712

   6.5%, 2004                                                                                 1,000,000                  972,469

   6.625%, 2009                                                                                 600,000                  572,585

   7.125%, 2005                                                                               2,900,000                2,885,680

   5.5%, 12/1/2013-2/1/2014                                                                     224,687                  206,150

   6%, 9/1/2013-7/1/2029                                                                      1,556,294                1,435,012

   6.5%, 3/1/2011-8/1/2029                                                                    2,451,595                2,300,374

   7%, 6/1/2011-1/1/2030                                                                      1,647,934                1,585,257

   7.5%, 3/1/2012-1/1/2030                                                                      990,660                  975,040

   8%, 5/1/2013-9/1/2027                                                                        285,422                  287,921

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                384,289                  349,461

   6.5%, 9/15/2008-6/15/2029                                                                  1,260,107                1,185,991

   7%, 8/15/2025-1/15/2030                                                                    1,262,099                1,218,297

   7.5%, 12/15/2026-1/15/2030                                                                   763,361                  752,676

   8%, 12/15/2026-1/15/2030                                                                     552,527                  555,447

   8.5%, 5/15/2025                                                                              269,946                  276,524

   9%, 10/15/2027                                                                               138,614                  143,508

   9.5%, 2/15/2025                                                                              148,148                  156,111

                                                                                                                      25,888,585

TOTAL BONDS AND NOTES

   (cost $58,634,360)                                                                                                 56,510,197

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS--1.6%                                                                  Amount ($)                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman, Sachs & Co., Tri-Party

  Repurchase Agreement, 5.67%, dated 4/28/2000,

  due 5/1/2000 in the amount of $885,423 (fully

  collateralized by $726,000 U.S. Treasury Bonds,

  11.625% due 11/15/2004 value $904,481)

   (cost $885,005)                                                                              885,005                  885,005
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $59,519,365)                                                              99.2%               57,395,202

CASH AND RECEIVABLES (NET)                                                                          .8%                  490,534

NET ASSETS                                                                                       100.0%               57,885,736

A   REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED MATURITY IS 5/1/2006.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                        Cost               Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)         59,519,365        57,395,202

Interest receivable                                                     783,021

Receivable for shares of Capital Stock subscribed                         3,283

                                                                     58,181,506
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            36,288

Cash overdraft due to Custodian                                         164,245

Payable for shares of Capital Stock redeemed                             95,237

                                                                        295,770
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,885,736
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      62,241,587

Accumulated undistributed investment income--net                              5

Accumulated net realized gain (loss) on investments                 (2,231,693)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                            (2,124,163)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       57,885,736


NET ASSET VALUE PER SHARE

                                                       Class A              Class B           Class C                Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                        4,431,652            9,443,377         1,647,134             42,363,573

Shares outstanding                                      426,465              905,625           160,131              4,076,822

NET ASSET VALUE PER SHARE ($)                             10.39                10.43             10.29                  10.39

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,949,748

EXPENSES:

Management fee--Note 2(a)                                              174,699

Distribution and service fees--Note 2(b)                                49,799

Loan commitment fees--Note 4                                               498

TOTAL EXPENSES                                                         224,996

INVESTMENT INCOME--NET                                               1,724,752
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (484,013)

Net unrealized appreciation (depreciation) on investments             (781,380)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,265,393)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   459,359

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)     October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,724,752           3,129,815

Net realized gain (loss) on investments         (484,013)          (1,085,712)

Net unrealized appreciation (depreciation)
on investments                                  (781,380)          (2,865,975)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     459,359             (821,872)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (151,811)            (351,005)

Class B shares                                  (263,533)            (442,015)

Class C shares                                   (45,220)             (72,478)

Class R shares                                (1,264,070)          (2,264,430)

TOTAL DIVIDENDS                               (1,724,634)          (3,129,928)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,903,824          12,059,310

Class B shares                                  4,634,966          11,986,879

Class C shares                                    583,131           1,929,966

Class R shares                                  8,271,356          10,142,313

Dividends reinvested:

Class A shares                                    110,637             243,578

Class B shares                                    104,959             180,992

Class C shares                                     34,877              50,085

Class R shares                                    709,348           1,508,068

Cost of shares redeemed:

Class A shares                               (10,518,621)         (12,172,203)

Class B shares                                (5,139,560)          (6,869,077)

Class C shares                                  (744,781)          (1,144,120)

Class R shares                                (2,917,128)         (13,649,898)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  5,033,008            4,265,893

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,767,733              314,093
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            54,118,003          53,803,910

END OF PERIOD                                  57,885,736          54,118,003

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       945,946           1,110,255

Shares issued for dividends reinvested             10,605              22,422

Shares redeemed                               (1,005,724)          (1,129,873)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (49,173)               2,804
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       440,088           1,082,346

Shares issued for dividends reinvested             10,022              16,653

Shares redeemed                                 (489,307)            (629,249)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (39,197)             469,750
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        56,148             178,774

Shares issued for dividends reinvested              3,376               4,692

Shares redeemed                                  (71,982)            (106,959)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (12,458)              76,507
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       780,081             914,656

Shares issued for dividends reinvested             67,992             138,448

Shares redeemed                                 (279,157)          (1,256,689)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     568,916            (203,585)

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 6,105 CLASS B SHARES REPRESENTING $63,544 WERE AUTOMATICALLY CONVERTED TO 6,131 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 13,685 CLASS B SHARES REPRESENTING $145,726 WERE AUTOMATICALLY CONVERTED TO 13,733 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2000                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)         1999         1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.60         11.31        10.96         10.78          10.84         10.22

Investment Operations:

Investment income--net                                 .30           .57          .58           .62            .58           .56

Net realized and unrealized
   gain (loss) on investments                         (.21)         (.71)         .35           .19           (.07)          .62

Total from Investment Operations                       .09          (.14)         .93           .81            .51          1.18

Distributions:

Dividends from investment
   income--net                                        (.30)         (.57)        (.58)         (.63)          (.57)         (.56)

Net asset value, end of period                       10.39         10.60        11.31         10.96          10.78         10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                  1.83(b)      (1.26)        8.73          7.80           4.85         11.83
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .85(b)        .85          .85           .85            .85           .85

Ratio of net investment income
   to average net assets                              5.87(b)       5.22         5.20          5.80           5.38          5.33

Portfolio Turnover Rate                              40.13(c)     161.28       149.08        129.94         153.63         73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,432         5,044        5,349         1,169          1,001         1,150

A   EXCLUSIVE OF SALES CHARGE.

B   ANNUALIZED.

C   NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2000                                 Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS B SHARES                                  (Unaudited)         1999          1998          1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.64         11.35         11.00         10.78          10.84         10.15

Investment Operations:

Investment income--net                                 .28           .52           .52           .56            .52           .47

Net realized and unrealized
   gain (loss) on investments                         (.21)         (.71)          .35           .23           (.07)          .69

Total from Investment Operations                       .07          (.19)          .87           .79            .45          1.16

Distributions:

Dividends from investment
   income--net                                       (.28)          (.52)         (.52)          (.57)         (.51)         (.47)

Net asset value, end of period                      10.43          10.64         11.35          11.00         10.78         10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 1.34(c)       (1.73)         8.14           7.56          4.33         11.32(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.35(c)        1.35          1.35           1.35          1.35          1.35(c)

Ratio of net investment income
    to average net assets                            5.34(c)        4.72          4.49           5.06          4.86          4.85(c)

Portfolio Turnover Rate                             40.13(d)      161.28        149.08         129.94        153.63         73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       9,443        10,056         5,391           542            143            78

(A) FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) EXCLUSIVE OF SALES CHARGE

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended
                                            April 30, 2000                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS C SHARES                                  (Unaudited)         1999          1998          1997           1996       1995(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.50         11.20         10.84         10.73          10.84         10.15

Investment Operations:

Investment income--net                                 .28           .51           .52         (1.98)          3.05           .48

Net realized and unrealized
   gain (loss) on investments                         (.21)         (.70)          .35          2.65          (2.65)          .69

Total from Investment Operations                       .07          (.19)          .87           .67            .40          1.17

Distributions:

Dividends from investment
   income--net                                       (.28)          (.51)         (.51)          (.56)         (.51)         (.48)

Net asset value, end of period                      10.29          10.50         11.20          10.84         10.73         10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 1.28(c)       (1.74)         8.25           6.49          3.83         11.32(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.35(c)        1.35          1.35           1.35          1.41            --

Ratio of net investment income
   to average net assets                             5.35(c)        4.72          4.61           4.98          5.50            --

Portfolio Turnover Rate                             40.13(d)      161.28        149.08         129.94        153.63          73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       1,647         1,812         1,076            349           --            --

(A) FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) EXCLUSIVE OF SALES CHARGE

(C) ANNUALIZED.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2000                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               10.61         11.31         10.96         10.78          10.84         10.22

Investment Operations:

Investment income--net                                 .32           .60           .61           .65            .60           .58

Net realized and unrealized
   gain (loss) on investments                         (.22)         (.70)          .35           .19           (.06)          .62

Total from Investment Operations                       .10          (.10)          .96           .84            .54          1.20

Distributions:

Dividends from investment
   income--net                                        (.32)         (.60)         (.61)         (.66)          (.60)         (.58)

Net asset value, end of period                       10.39         10.61         11.31         10.96          10.78         10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.87(a)       (.91)         9.02          8.09           5.12         12.11
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .60(a)        .60           .60           .60            .60           .60

Ratio of net investment income
   to average net assets                              6.09(a)       5.47          5.51          6.06           5.62          5.58

Portfolio Turnover Rate                              40.13(b)     161.28        149.08        129.94         153.63         73.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      42,364        37,207        41,988        47,532         49,664        69,924

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 250 million of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with The Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.


(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund has an unused capital loss carryover of approximately $1,703,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $344,000 of the carryover expires in fiscal 2002, $274,000 expires in fiscal 2003 and $1,085,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares may pay the distributor for distributing shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay the distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. During the period ended April 30, 2000, Class A, Class B and Class C shares were charged $6,465, $24,659 and $4,230, respectively, pursuant to the Plan, of which $521, $5,147 and $896 for Class A, Class B and Class C shares, respectively, were paid to DSC. Class B and Class C shares were charged $12,330 and $2,115, respectively, pursuant to the service plan, of which $8,116 and $921 for Class B and Class C shares, respectively,
were    paid    to    DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan and service plan.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $26,718,747 and $22,647,057, respectively.

At April 30, 2000, accumulated net unrealized depreciation on investments was $2,124,163, consisting of $99,299 gross unrealized appreciation and $2,223,462 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


                                                           For More Information

                        Dreyfus Premier Limited Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                          Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Sub-Investment Adviser

                        The Boston Company
                        Asset Management, Inc.
                        One Boston Place
                        Boston, MA 02108

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   345SA004







Dreyfus Premier

Large Company

Stock Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Large Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Large Company Stock Fund covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Large Company Stock Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's total return was 7.93% for Class A shares, 7.54% for Class B shares, 7.54% for Class C shares, 8.10% for Class R shares, and 7.76% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 7.18%.(2)

We attribute the fund' s good relative performance to our stock selection process, particularly within the technology sector. We achieved these results despite a volatile market in which performance was driven by a relative handful of very large growth stocks, conditions that do not generally favor the fund's diversified growth and value investment approach.

What is the fund's investment approach?

Dreyfus Premier Large Company Stock Fund primarily invests in a diversified portfolio of large companies that meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit improving earnings momentum. A team of experienced analysts examine the fundamentals of the top-ranked candidates. Armed with these analytical insights, the portfolio manager decides which stocks to purchase, and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach is designed to manage the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit
from    gains    and    declines    in    the    overall
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the recent six-month period, the fund held positions in approximately 145 stocks across eleven economic sectors. Our ten largest holdings accounted for approximately 25% of the portfolio, so that the fund's performance was not overly dependent on any one stock, but was determined by a large number of securities.

What other factors influenced the fund's performance?

The fund's performance was driven primarily by its technology-related holdings, which benefited from both general investor enthusiasm as well as the successful application of our security selection strategy within the sector. Consistent with our investment approach, the fund held approximately the same percentage of technology stocks as the S& P 500 Index. However, our experienced team of securities analysts succeeded in identifying several of the sector's strongest performers, such as Corning, Micron Technology and Applied Materials. We experienced similar success in the health care sector, where the fund's significant position in Warner-Lambert benefited from the company's agreement to be acquired by Pfizer at a substantial premium to its then prevailing stock price.

Although the portfolio outperformed the S& P 500 Index during the reporting period, we were disappointed with the performance of the quantitative model that helps us choose securities. Uncertainties regarding rising interest rates and the sustainability of U.S. economic growth caused sudden swings in investor sentiment. As a result, stock prices rose and fell sharply. These conditions undermined the effectiveness of our model, which depends on using data from one month to identify stocks that will outperform during the next.


What is the fund's current strategy?

We continue to employ our sector-neutral strategy, which is designed to manage certain risks by apportioning assets among various sectors in a way that is consistent with the S& P 500 Index. In addition, our stock selection strategy continues to be driven by our quantitative model, and we are looking for ways to increase our model's effectiveness in volatile market environments. We continue to adhere to our disciplined investment process in our efforts to outperform the S&P 500 Index.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)


STATEMENT OF INVESTMENTS

COMMON STOCKS--99.3%                                                                            Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO-.9%

Anheuser-Busch Cos.                                                                              18,240                1,287,060

Seagram                                                                                           9,600                  518,400

                                                                                                                       1,805,460

CONSUMER CYCLICAL-9.2%

Best Buy                                                                                         15,980  (a)           1,290,385

Costco Wholesale                                                                                 17,600  (a)             951,500

Federated Department Stores                                                                      21,340  (a)             725,560

Ford Motor                                                                                       11,480                  627,812

General Motors                                                                                   28,630                2,680,484

Home Depot                                                                                       24,000                1,345,500

Limited                                                                                          25,800                1,165,837

Lowe's Cos.                                                                                      18,240                  902,880

Safeway                                                                                          20,800  (a)             917,800

Staples                                                                                          28,460  (a)             542,519

TJX Cos.                                                                                         35,260                  676,551

Tandy                                                                                            22,940                1,307,580

Target                                                                                           19,540                1,300,631

US Airways Group                                                                                 14,390  (a)             400,222

Wal-Mart Stores                                                                                  76,180                4,218,468

                                                                                                                      19,053,729

CONSUMER STAPLES-3.8%

Coca-Cola                                                                                        28,300                1,331,869

Energizer Holdings                                                                                8,920                  152,197

General Mills                                                                                    25,560                  929,745

Nabisco Holdings, Cl. A                                                                          23,100                  867,694

PepsiCo                                                                                          42,590                1,562,521

Procter & Gamble                                                                                 28,870                1,721,374

Quaker Oats                                                                                      12,550                  818,103

Ralston-Purina Group                                                                             26,760                  473,317

                                                                                                                       7,856,820

ENERGY-5.5%

BP Amoco, ADS                                                                                    20,221                1,031,281

Coastal                                                                                          21,750                1,091,578

Enron                                                                                            23,810                1,659,259

Exxon Mobil                                                                                      48,200                3,744,537

Kerr-McGee                                                                                       14,320                  741,060

Royal Dutch Petroleum (New York Shares)                                                          36,360                2,086,155



COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Tosco                                                                                            19,600                  628,425

USX-Marathon Group                                                                               18,400                  428,950

                                                                                                                      11,411,245

HEALTH CARE-9.9%

American Home Products                                                                           36,800                2,067,700

Amgen                                                                                            30,620  (a)           1,714,720

Bausch & Lomb                                                                                     9,520                  574,770

Bristol-Myers Squibb                                                                             39,890                2,091,732

Elan, ADS                                                                                        18,350  (a)             786,756

Genentech                                                                                         5,000                  585,000

MedImmune                                                                                         4,800  (a)             767,700

Medtronic                                                                                        30,620                1,590,326

Merck & Co.                                                                                      39,400                2,738,300

Schering-Plough                                                                                  36,730                1,480,678

UnitedHealth Group                                                                               13,980                  932,291

Warner-Lambert                                                                                   45,040                5,126,115

                                                                                                                      20,456,088

INTEREST SENSITIVE-16.6%

ACE                                                                                              19,290                  461,754

Allstate                                                                                         36,782                  868,975

Ambac Financial Group                                                                             8,410                  403,680

American General                                                                                 16,290                  912,240

Bank of America                                                                                  45,600                2,234,400

CIGNA                                                                                             8,070                  643,583

Chase Manhattan                                                                                  38,270                2,757,832

Citigroup                                                                                        44,910                2,669,338

Fannie Mae                                                                                       21,870                1,319,034

FleetBoston Financial                                                                            66,800                2,367,225

General Electric                                                                                 56,850                8,939,663

Hartford Financial Services Group                                                                28,600                1,492,562

Lehman Brothers Holdings                                                                         14,180                1,163,646

MBNA                                                                                             46,420                1,233,031

Merrill Lynch                                                                                    17,580                1,792,061

Morgan Stanley Dean Witter & Co.                                                                 13,640                1,046,870

PNC Financial Services Group                                                                     13,980                  609,877

SLM Holding                                                                                      16,210                  507,576

SouthTrust                                                                                       24,880                  594,010

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

SunTrust Banks                                                                                    9,790                  496,842

Wells Fargo                                                                                      47,990                1,970,589

                                                                                                                      34,484,788

INTERNET RELATED-1.3%

America Online                                                                                   25,780  (a)           1,541,966

Internet Capital Group                                                                            4,200                  177,975

Yahoo!                                                                                            8,000  (a)           1,042,000

                                                                                                                       2,761,941

PRODUCER GOODS-6.6%

Alcoa                                                                                            13,080                  848,565

Boeing                                                                                           23,300                  924,719

Burlington Northern Santa Fe                                                                     17,350                  418,569

Canadian National Railway                                                                        11,380                  319,351

Champion International                                                                           11,140                  732,455

Honeywell International                                                                          11,150                  624,400

Ingersoll-Rand                                                                                   12,490                  586,249

International Paper                                                                              12,800                  470,400

Martin Marietta Materials                                                                         7,300                  386,900

Minnesota Mining & Manufacturing                                                                 15,630                1,351,995

Northrop Grumman                                                                                  5,800                  411,075

PPG Industries                                                                                   16,480                  896,100

Rohm & Haas                                                                                      12,080                  430,350

Southdown                                                                                        12,160                  706,800

Tyco International                                                                               70,360                3,232,162

Union Carbide                                                                                     9,300                  548,700

United Technologies                                                                              12,790                  795,378

                                                                                                                      13,684,168

SEMICONDUCTORS-6.7%

Altera                                                                                            9,800  (a)           1,002,050

Analog Devices                                                                                   12,400  (a)             952,475

Applied Materials                                                                                17,700  (a)           1,802,081

Intel                                                                                            56,700                7,190,269

Linear Technology                                                                                14,300                  816,887

Maxim Integrated Products                                                                        11,920  (a)             772,565

Micron Technology                                                                                 9,300  (a)           1,295,025

                                                                                                                      13,831,352



COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES-6.9%

AMFM                                                                                              5,300  (a)             351,787

AT&T - Liberty Media Group, Cl. A                                                                17,400  (a)             868,912

Automatic Data Processing                                                                        18,900                1,017,056

Clear Channel Communications                                                                     11,700  (a)             842,400

Disney (Walt)                                                                                    34,900                1,511,606

Fox Entertainment Group, Cl. A                                                                   21,720  (a)             559,290

Hispanic Broadcasting                                                                             6,000  (a)             606,375

Infinity Broadcasting, Cl. A                                                                     20,680  (a)             701,828

MediaOne Group                                                                                    6,190  (a)             468,119

Omnicom Group                                                                                    11,730                1,068,163

Time Warner                                                                                      32,110                2,887,893

Viacom, Cl. B                                                                                    29,910  (a)           1,626,356

Vodafone AirTouch, ADR                                                                           31,400                1,475,800

VoiceStream Wireless                                                                              3,700                  366,300

                                                                                                                      14,351,885

TECHNOLOGY-23.9%

Cisco Systems                                                                                   124,800  (a)           8,652,150

Citrix Systems                                                                                    7,400  (a)             451,863

Corning                                                                                          12,290                2,427,275

Dell Computer                                                                                    52,060  (a)           2,609,507

EMC                                                                                              20,420  (a)           2,837,104

Gateway                                                                                          11,300  (a)             624,325

International Business Machines                                                                  18,190                2,030,459

Lexmark International Group, Cl. A                                                                7,820  (a)             922,760

Lucent Technologies                                                                              16,130                1,003,084

Microsoft                                                                                        78,650  (a)           5,485,838

Motorola                                                                                         16,817                2,002,274

Network Appliance                                                                                10,300  (a)             761,556

Nokia, ADS                                                                                       14,580                  829,238

Nortel Networks                                                                                  27,900                3,159,675

Oracle                                                                                           64,980  (a)           5,194,339

QUALCOMM                                                                                         10,200  (a)           1,106,063

SCI Systems                                                                                      24,720  (a)           1,316,340

Schlumberger                                                                                     17,100                1,309,219

Siebel Systems                                                                                    5,700  (a)             700,388

Solectron                                                                                        28,000  (a)           1,310,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Sun Microsystems                                                                                 37,560  (a)           3,453,173

Symantec                                                                                         10,100  (a)             630,619

Tellabs                                                                                          14,290  (a)             783,271

                                                                                                                      49,601,270

UTILITIES-8.0%

AT&T                                                                                             67,870                3,168,681

Bell Atlantic                                                                                    27,748                1,644,069

Calpine                                                                                           5,100  (a)             466,650

Florida Progress                                                                                 12,840                  629,160

GPU                                                                                              17,130                  480,711

GTE                                                                                              21,110                1,430,203

MCI WorldCom                                                                                     37,355  (a)           1,697,318

PECO Energy                                                                                      13,700                  571,119

Public Service Enterprise Group                                                                  13,330                  478,214

Qwest Communications International                                                                6,508  (a)             282,285

SBC Communications                                                                               44,045                1,929,722

Sprint (FON Group)                                                                               34,400                2,115,600

Telefonos de Mexico, Cl. L, ADS                                                                   7,280                  428,155

U S WEST                                                                                         17,300                1,231,544

                                                                                                                      16,553,431

TOTAL COMMON STOCKS

   (cost $162,056,146)                                                                                               205,852,177
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co., Tri-Party Repurchase

  Agreement, 5.67% dated 4/28/2000,

  due 5/1/2000 in the amount of

  $ 2,501,181 (fully collateralized

  by $ 2,049,000 U.S. Treasury Bonds,

  11.625%, 11/15/2004, value $ 2,550,445)

   (cost $2,500,000)                                                                          2,500,000                2,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $164,556,146)                                                            100.5%              208,352,177

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.5%)              (1,137,185)

NET ASSETS                                                                                       100.0%              207,214,992

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments--Note 1(c)                                 164,556,146   208,352,177

Cash                                                                    307,207

Receivable for shares of Capital Stock subscribed                       792,334

Dividends and interest receivable                                       110,946

                                                                    209,562,664
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           252,315

Payable for investment securities purchased                           1,975,343

Payable for shares of Capital Stock redeemed                            120,014

                                                                      2,347,672
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      207,214,992
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     164,484,923

Accumulated investment (loss)                                         (357,661)

Accumulated net realized gain (loss) on investments                   (708,301)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                           43,796,031
--------------------------------------------------------------------------------

NET ASSETS ($)                                                     207,214,992


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       66,311,371            81,939,398           28,155,521           30,353,925              454,777

Shares Outstanding                    2,564,581             3,210,628            1,102,975            1,172,226               17,620
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          25.86                25.52                25.53                 25.89               25.81

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,843 foreign taxes withheld at source)        944,810

Interest                                                                71,338

TOTAL INCOME                                                         1,016,148

EXPENSES:

Management fee--Note 2(a)                                              829,756

Distribution and service fees--Note 2(b)                               542,727

Loan commitment fees--Note 4                                             1,326

TOTAL EXPENSES                                                       1,373,809

INVESTMENT (LOSS)                                                     (357,661)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (144,421)

Net unrealized appreciation (depreciation) on investments           13,727,912

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              13,583,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                13,225,830

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (357,661)            (121,597)

Net realized gain (loss) on investments         (144,421)            (282,289)

Net unrealized appreciation (depreciation)
   on investments                             13,727,912           21,415,606

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  13,225,830           21,011,720
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (52,833)

Class R shares                                         --            (109,997)

Net realized gain on investments:

Class A shares                                   (22,246)          (1,520,037)

Class B shares                                   (24,472)            (912,663)

Class C shares                                    (9,708)            (291,767)

Class R shares                                   (12,878)          (1,678,760)

Class T shares                                       (25)                   --

TOTAL DIVIDENDS                                  (69,329)          (4,566,057)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 22,130,433           31,597,928

Class B shares                                 28,353,363           40,780,563

Class C shares                                  6,127,949           20,617,520

Class R shares                                    297,699            1,231,238

Class T shares                                    407,423               38,917

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                     19,443            1,351,183

Class B shares                                     19,815              795,685

Class C shares                                      7,072              187,918

Class R shares                                     10,968            1,549,773

Class T shares                                         25                   --

Cost of shares redeemed:

Class A shares                                (12,096,018)         (12,114,117)

Class B shares                                 (6,312,078)          (4,710,006)

Class C shares                                 (3,029,304)          (2,299,576)

Class R shares                                 (3,884,869)          (6,383,006)

Class T shares                                       (528)                (412)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  32,051,393           72,643,608

TOTAL INCREASE (DECREASE) IN NET ASSETS        45,207,894           89,089,271
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           162,007,098           72,917,827

END OF PERIOD                                 207,214,992          162,007,098

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.




                                         Six Months Ended
                                           April 30, 2000          Year Ended
CAPITAL SHARE TRANSACTIONS:                   (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CLASS A(B)

Shares sold                                       877,261           1,393,914

Shares issued for dividends reinvested                771              64,384

Shares redeemed                                  (480,001)           (535,102)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     398,031             923,196
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                     1,135,357           1,791,184

Shares issued for dividends reinvested               793               37,850

Shares redeemed                                 (253,589)            (207,883)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    882,561            1,621,151
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       245,896             917,025

Shares issued for dividends reinvested                283               8,996

Shares redeemed                                  (122,115)           (101,830)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     124,064             824,191
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        11,774              55,010

Shares issued for dividends reinvested                434              73,922

Shares redeemed                                  (154,216)           (279,459)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (142,008)           (150,527)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        15,946               1,705

Shares issued for dividends reinvested                  1                  --

Shares redeemed                                       (15)                (17)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      15,932                1,688

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 16,183 CLASS B SHARES REPRESENTING $396,852 WERE AUTOMATICALLY CONVERTED TO 16,004 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 8,795 CLASS B SHARES REPRESENTING $198,413 WERE AUTOMATICALLY CONVERTED TO 8,746 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2000                                 Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)        1999          1998(a)         1997         1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               23.97        20.45          18.23         14.49          12.00          9.95

Investment Operations:

Investment income (loss)--net                         (.01)(b)      .03(b)         .07           .20            .27           .22

Net realized and unrealized gain
    (loss) on investments                             1.91         4.68           3.39          4.26           2.54          2.05

Total from Investment Operations                      1.90         4.71           3.46          4.46           2.81          2.27

Distributions:

Dividends from investment
   income--net                                          --         (.04)          (.15)         (.20)          (.20)         (.22)

Dividends from net realized gain
   on investments                                     (.01)       (1.15)         (1.09)         (.52)          (.12)           --

Total Distributions                                   (.01)       (1.19)         (1.24)         (.72)          (.32)         (.22)

Net asset value, end of period                       25.86        23.97          20.45         18.23          14.49         12.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      7.93(c),(d) 23.86(c)       19.85(c)      32.01          23.87         23.20
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                             .57(d)      1.15            1.15          1.15           1.15          1.15

Ratio of net investment income
   (loss) to average net assets                      (.02)(d)      .13             .52          1.23           1.81          2.32

Portfolio Turnover Rate                             26.15(d)     49.42           81.27         37.17          44.33         37.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      66,311      51,926          25,421         6,456          4,599         1,714

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                            Six Months Ended
                                                                              April 30, 2000              Year Ended October 31
                                                                                                       --------------------------
CLASS B SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    23.75          20.38           17.93

Investment Operations:

Investment (loss)                                                                        (.10)(b)       (.14)(b)        (.02)

Net realized and unrealized gain (loss) on investments                                   1.88           4.66            2.48

Total from Investment Operations                                                         1.78           4.52            2.46

Distributions:

Dividends from investment income--net                                                      --             --            (.01)

Dividends from net realized gain on investments                                          (.01)         (1.15)             --

Total Distributions                                                                      (.01)         (1.15)           (.01)

Net asset value, end of period                                                          25.52          23.75           20.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      7.54(d)       22.91           13.76(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .95(d)        1.90            1.51(d)

Ratio of net investment (loss) to average net assets                                     (.40)(d)       (.63)           (.24)(d)

Portfolio Turnover Rate                                                                 26.15(d)       49.42           81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  81,939         55,289          14,410

(A) EFFECTIVE JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                              April 30, 2000               Year Ended October 31
                                                                                                        --------------------------
CLASS C SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    23.75          20.38            17.93

Investment Operations:

Investment (loss)                                                                        (.10)(b)       (.15)(b)         (.02)

Net realized and unrealized gain (loss) on investments                                   1.89           4.67             2.48

Total from Investment Operations                                                         1.79           4.52             2.46

Distributions:

Dividends from investment income--net                                                      --             --             (.01)

Dividends from net realized gain on investments                                         (.01)        (1.15)               --

Total Distributions                                                                     (.01)        (1.15)              (.01)

Net asset value, end of period                                                         25.53         23.75              20.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                     7.54(d)      22.97              13.70(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  .95(d)       1.90               1.51(d)

Ratio of net investment (loss) to average net assets                                    (.40)(d)      (.64)              (.24)(d)

Portfolio Turnover Rate                                                                26.15(d)      49.42              81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  28,156        23,249             3,154

(A) EFFECTIVE JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                          Six Months Ended
                                            April 30, 2000                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)         1999         1998(a)         1997         1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               23.97         20.44         18.23         14.49          12.00          9.95

Investment Operations:

Investment income--net                                 .03(b)        .09(b)        .17           .23            .21           .28

Net realized and unrealized gain
    (loss) on investments                             1.90          4.67          3.33          4.27           2.63          2.02

Total from Investment Operations                      1.93          4.76          3.50          4.50           2.84          2.30

Distributions:

Dividends from investment
   income--net                                          --          (.08)         (.20)         (.24)          (.23)         (.25)

Dividends from net realized gain
   on investments                                    (.01)         (1.15)        (1.09)         (.52)          (.12)           --

Total Distributions                                  (.01)         (1.23)        (1.29)         (.76)          (.35)         (.25)

Net asset value, end of period                      25.89          23.97         20.44         18.23          14.49         12.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    8.10(c)        24.16         20.10         32.25          24.18         23.48
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                            .45(c)          .90           .90           .90            .90           .90

Ratio of net investment income
   to average net assets                            .11(c)           .40           .85          1.46           2.06          2.57

Portfolio Turnover Rate                           26.15(c)         49.42         81.27         37.17          44.33         37.57
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      30,354        31,503        29,933        28,224         13,387         4,509

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended
                                                 April 30, 2000  Year Ended
CLASS T SHARES                                      (Unaudited)  October 31,
                                                                     1999(a)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      23.96      23.57

Investment Operations:

Investment (loss)                                          (.05)(b)   (.01)(b)

Net realized and unrealized gain (loss) on investments     1.91        .40

Total from Investment Operations                           1.86        .39

Distributions:

Dividends from net realized gain on investments            (.01)          --

Net asset value, end of period                            25.81       23.96
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                        7.76(d)     1.66(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .70(d)      .30(d)

Ratio of net investment (loss) to average net assets       (.20)(d)    (.11)(d)

Portfolio Turnover Rate                                   26.15(d)    49.42
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       455          40

(A) EFFECTIVE AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  EXCLUSIVE OF SALES CHARGE.

(D)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and 200 million of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and /or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event o a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly,
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings` attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts)
 . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $4,831 during the period ended April 30, 2000 from commissions earned on sales of the fund shares.

(b) Distribution and service plan: Under the distribution plan ("Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the distributor and DSC, for shareholder servicing activities and the distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $74,373, $255,166, $95,698 and $268, respectively, pursuant to the Plan, of which $36,595, $64,627,$22,677 and $108 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. Class B, Class C and Class T shares were charged $85,055, $31,899 and $268, respectively, pursuant to the service plan, of which $60,329, $31,341 and $268 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $80,553,924 and $47,735,390, respectively.

At April 30, 2000, accumulated net unrealized appreciation on investments was $43,796,031, consisting of $50,843,413 gross unrealized appreciation and $7,047,382 gross unrealized depreciation.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTES

                                                           For More Information

                        Dreyfus Premier Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   318SA004






Dreyfus Premier

Midcap Stock Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                              Midcap Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Midcap Stock Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

The past six months have been highly volatile for investors in midcap stocks. Although the market' s advance through the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000. At the same time, prices of many midcap stocks rose, helping midcap stocks to generally outperform large-cap stocks during that period.

In March, however, investor sentiment shifted once more, and large-cap companies generally provided higher returns than midcap companies. In April, many stocks of all sizes were adversely affected by a sharp decline in technology stock prices. A major indicator of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. We believe that many midcap stocks continue to be attractively valued relative to their larger counterparts.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Midcap Stock Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's Class A, B, C, R and T shares produced total returns of 17.31%, 16.88%, 16.92%, 17.47% and 17.20%, respectively.(1) In comparison, the Standard & Poor's MidCap 400 Index ("S&P MidCap 400" ), the fund's benchmark, produced a total return of 21.26% for the same period.(2)

The fund' s performance was impacted positively in two ways: first, by strong investor interest in midcap stocks as an investment category and second, by our singular focus on individual stock selection rather than trying to favor certain industries. On the other hand, the stock market's extreme volatility and abrupt shift from investors favoring growth stocks to value stocks late in the period had a negative effect on overall performance.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as an attractive, neutral or unattractive investment, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based upon our analysis of which factors are being rewarded by investors, we establish weightings for each factor and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. The fund seeks to own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

During the first four months of the period, growth stocks overwhelmingly outperformed value stocks. However, by mid-March, value stocks staged a dramatic comeback. The fund's quantitative model examines a mixture of growth and value characteristics, without necessarily favoring either one. A downside to the model is that it does not work as well in very polarized markets where one investment style dominates another. While we attempted to boost the portfolio's emphasis on value stocks early in the period, and then increase the emphasis on growth stocks later on, our efforts were not rewarded because the market changed so quickly.

Nevertheless, our focus on individual stock selection was rewarded in many instances. For example, Convergys, which provides billing services to a wide range of industries including telecommunications, technology and financial services, was one of the fund's top performers, more than doubling in price during the period. Investors were enthusiastic about the company's increasing client base and expansion internationally. Another strong performer was Waters, a provider of laboratory products and services to the pharmaceutical, chemical and environmental testing industries. The company's stock price surged along with the boom in biotechnology stocks during the early part of the reporting period. In addition, two hospital management companies, Universal Health Services and Health Management Associates, benefited from an improved outlook for government reimbursement of health care costs. Universal Health Services owns and operates hospitals, mental health centers and other medical facilities throughout the United States while Health Management Associates operates acute

care   hospitals   in  rural  communities  primarily  in  the  southeastern  and southwestern U.S. Both companies reported stronger than expected profits during the first quarter of 2000.

What is the fund's current strategy?

We continue to follow our quantitatively driven valuation model and our sector-neutral portfolio construction process. Nevertheless, we are always trying to improve the model' s performance. Because the market has been so volatile, we have refined our quantitative methods in some instances to place more emphasis on a company's recent data rather than its longer term historical results. By doing so, we have been able to identify a number of individual stocks in a broad array of industries that are providing competitive investment performance.

We continue to believe that the midcap sector of the market represents a collection of very dynamic and interesting companies that offer attractive values relative to their large-cap counterparts.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--97.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--10.1%

Abercrombie & Fitch, Cl. A                                                                       45,900  (a)             504,900

Alaska Air Group                                                                                 22,500  (a)             646,875

BJ's Wholesale Club                                                                              55,100  (a)           1,952,606

Blyth Industries                                                                                 37,200                1,104,375

Brinker International                                                                            37,200  (a)           1,185,750

Brunswick                                                                                        30,200                  579,463

Dollar Tree Stores                                                                               46,400  (a)           2,685,400

Johnson Controls                                                                                 17,500                1,107,969

Leggett & Platt                                                                                  38,200                  816,525

Liz Claiborne                                                                                    22,200                1,028,138

MGM Grand                                                                                        49,600                1,463,200

Miller (Herman)                                                                                  33,500                  917,062

Navistar International                                                                           19,300  (a)             675,500

Park Place Entertainment                                                                         60,300  (a)             772,594

Ross Stores                                                                                      84,300                1,749,225

Starbucks                                                                                        13,800  (a)             417,234

TJX Cos.                                                                                         73,000                1,400,687

Zale                                                                                             36,000  (a)           1,485,000

                                                                                                                      20,492,503

CONSUMER STAPLES--2.7%

Dial                                                                                             39,450                  549,834

Hormel Foods                                                                                     55,400                  844,850

Lancaster Colony                                                                                 27,300                  716,625

McCormick & Co.                                                                                  27,800                  867,013

Supervalu                                                                                        36,850                  762,334

Universal Foods                                                                                  40,000                  657,500

Wrigley (Wm.) Jr.                                                                                15,100                1,092,863

                                                                                                                       5,491,019

ENERGY--8.5%

Amerada Hess                                                                                     24,200                1,539,725

BJ Services                                                                                      35,200  (a)           2,472,800

Diamond Offshore Drilling                                                                        45,600                1,838,250

ENSCO International                                                                              64,000                2,124,000

Equitable Resources                                                                              32,800                1,521,100

KeySpan                                                                                          44,150                1,296,906

Murphy Oil                                                                                       19,600                1,156,400

Peoples Energy                                                                                   41,300                1,282,881


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Questar                                                                                          46,100                  867,256

Santa Fe International                                                                           28,100                  965,938

Tidewater                                                                                        33,500                  996,625

Ultramar Diamond Shamrock                                                                        51,650                1,278,338

                                                                                                                      17,340,219

HEALTH CARE--11.2%

Allergan                                                                                         40,600                2,390,325

Bausch & Lomb                                                                                     8,100                  489,037

Biomet                                                                                           45,300                1,616,644

Chiron                                                                                           49,350  (a)           2,233,088

Cytyc                                                                                            18,800  (a)             841,300

Forest Laboratories                                                                              11,000  (a)             924,687

Health Management Associates, Cl. A                                                             115,700  (a)           1,843,969

IVAX                                                                                            114,750  (a)           3,141,281

Lincare Holdings                                                                                 30,750  (a)             937,875

MedImmune                                                                                        21,300  (a)           3,406,669

Millennium Pharmaceuticals                                                                       11,600  (a)             920,750

Patterson Dental                                                                                  9,150  (a)             440,344

Universal Health Services, Cl. B                                                                 28,400  (a)           1,554,900

Waters                                                                                           19,800  (a)           1,876,050

                                                                                                                      22,616,919

INTEREST SENSITIVE--11.1%

Associated Banc                                                                                   29,700                 759,206

Block (H & R)                                                                                     22,000                 919,875

City National                                                                                     47,500               1,748,594

Cullen/Frost Bankers                                                                              48,200               1,189,937

Dime Bancorp                                                                                      49,000                 918,750

Edwards (A.G.)                                                                                    40,300               1,516,288

Gallagher (Arthur J.) & Co.                                                                       32,800               1,221,800

Golden West Financial                                                                             34,400               1,173,900

Mercantile Bankshares                                                                             36,050               1,027,425

Metris Cos.                                                                                       45,100               1,691,250

Nationwide Financial Services, Cl. A                                                              29,500                 822,313

North Fork Bancorporation                                                                         83,100               1,345,181

PMI Group                                                                                         36,550               1,770,391

Pacific Century Financial                                                                         50,600               1,040,462

Paine Webber Group                                                                                10,800                 473,850

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                         Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Radian Group                                                                                      20,300               1,034,031

RenaissanceRe Holdings                                                                            11,300                 415,275

T. Rowe Price Associates                                                                          44,350               1,690,844

Union Planters                                                                                    42,500               1,203,281

UnionBanCal                                                                                       22,100                 611,894

                                                                                                                      22,574,547

INTERNET--2.8%

Check Point Software Technologies                                                                 6,600  (a)           1,141,800

iXL Enterprises                                                                                  15,200                  338,200

Portal Software                                                                                  22,200                1,018,425

Proxicom                                                                                         26,000                  888,875

Scient                                                                                           11,500                  621,000

VeriSign                                                                                         11,300  (a)           1,574,938

                                                                                                                       5,583,238

PRODUCER GOODS--9.6%

American Power Conversion                                                                        50,800  (a)           1,793,875

Briggs & Stratton                                                                                19,250                  738,719

CNF Transportation                                                                               15,900                  444,206

Centex                                                                                           28,200                  680,325

Centex Construction Products                                                                     22,200                  685,425

Cytec Industries                                                                                 41,600  (a)           1,253,200

Dexter                                                                                           14,500                  795,688

Englehard                                                                                        48,200                  846,512

Helix Technology                                                                                 20,400                1,041,675

Kansas City Southern Industries                                                                  18,000                1,293,750

Louisiana-Pacific                                                                                66,200                  885,425

Mead                                                                                             37,700                1,312,431

Parker-Hannifin                                                                                  19,250                  895,125

Quanta Services                                                                                  36,300  (a)           1,685,681

Sealed Air                                                                                       21,000  (a)           1,168,125

Sherwin-Williams                                                                                 63,900                1,589,513

Trinity Industries                                                                               33,100                  736,475

USFreightways                                                                                    17,200                  801,950

United Parcel Service, Cl. B                                                                     13,300                  884,450

                                                                                                                      19,532,550


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--9.7%

Belo (A.H.), Cl. A                                                                               49,100                  819,356

Convergys                                                                                        52,600  (a)           2,314,400

DST Systems                                                                                      19,100  (a)           1,416,981

DeVry                                                                                            51,100  (a)           1,216,819

Dow Jones & Co.                                                                                  11,900                  772,012

Hertz, Cl. A                                                                                     34,500                1,075,969

Hispanic Broadcasting                                                                            10,800  (a)           1,091,475

Knight-Ridder                                                                                    14,900                  731,031

MarchFirst                                                                                       26,642  (a)             567,808

McClatchy, Cl. A                                                                                 23,600                  747,825

Pulitzer                                                                                         16,800                  644,700

Robert Half International                                                                        29,000  (a)           1,772,625

Telephone & Data Systems                                                                          8,750                  892,500

United States Cellular                                                                           10,800  (a)             648,675

Univision Communiations, Cl. A                                                                   14,300  (a)           1,562,275

Washington Post, Cl. B                                                                            2,600                1,268,800

Westwood One                                                                                     24,600  (a)             870,225

Young & Rubicam                                                                                  23,950                1,333,716

                                                                                                                      19,747,192

TECHNOLOGY--23.5%

Atmel                                                                                            41,000  (a)           2,006,438

CIENA                                                                                            14,400  (a)           1,780,200

Cypress Semiconductor                                                                            34,700  (a)           1,802,231

Entrust Technologies                                                                              8,800  (a)             432,300

Extreme Networks                                                                                 18,000                1,037,250

Intuit                                                                                           36,300  (a)           1,304,531

Jabil Circuit                                                                                    55,200  (a)           2,259,750

Lexmark International Group, Cl. A                                                               14,150  (a)           1,669,700

Maxim Integrated Products                                                                        69,900  (a)           4,530,394

NVIDIA                                                                                            8,600  (a)             766,475

Novellus Systems                                                                                 30,800  (a)           2,053,975

Pharmacopeia                                                                                     16,500  (a)             678,563

Powerwave Technologies                                                                           10,200  (a)           2,122,238

RF Micro Devices                                                                                  8,300  (a)             863,719

Rational Software                                                                                20,600  (a)           1,753,575

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Redback Networks                                                                                 12,600                1,000,125

SDL                                                                                              10,400  (a)           2,028,000

Sanmina                                                                                          25,200  (a)           1,513,575

Sawtek                                                                                           21,450  (a)           1,025,578

Siebel Systems                                                                                   31,300  (a)           3,845,987

Sybase                                                                                           58,800  (a)           1,187,025

Symantec                                                                                         31,900  (a)           1,991,756

Synopsys                                                                                         28,900  (a)           1,213,800

Terayon Communication Systems                                                                     5,900  (a)             548,700

TranSwitch                                                                                       21,600  (a)           1,902,150

Vignette                                                                                         15,900  (a)             766,181

Vishay Intertechnology                                                                           30,700  (a)           2,574,962

Vitesse Semiconductor                                                                            45,100  (a)           3,069,619

                                                                                                                      47,728,797

UTILITIES--8.4%

Allegheny Energy                                                                                 64,900                1,971,337

Constellation Energy Group                                                                       52,000                1,719,250

DTE Energy                                                                                       44,350                1,446,919

Dynegy, Cl. A                                                                                    37,500                2,453,906

Energy East                                                                                      61,550                1,284,856

GPU                                                                                              38,000                1,066,375

ITXC                                                                                             27,600  (a)             740,025

Illuminet Holdings                                                                               15,500  (a)             698,469

NSTAR                                                                                            43,600                1,921,125

Northern States Power                                                                            33,400                  728,537

OGE Energy                                                                                       70,000                1,386,875

Pinnacle West Capital                                                                            24,250                  851,781

TECO Energy                                                                                      31,200                  682,500

                                                                                                                      16,951,955

TOTAL COMMON STOCKS

   (cost $177,119,022)                                                                                               198,058,939


                                                                                               Principal
SHORT-TERM INVESTMENTS--2.4%                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, 5.67%

  dated 4/28/2000 to be repurchased

  at $4,902,315 on 5/1/2000,

  collateralized by $4,919,000 U.S.

  Treasury Notes, 5.625% due

  5/15/2001, value $4,998,309

   (cost $4,900,000)                                                                          4,900,000               4,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $182,019,022)                                                            100.0%              202,958,939

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.0%)                 (97,552)

NET ASSETS                                                                                       100.0%              202,861,387

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             182,019,022   202,958,939

Cash                                                                    420,505

Receivable for shares of Capital Stock subscribed                       142,494

Dividends and interest receivable                                       180,334

                                                                    203,702,272
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           217,032

Payable for shares of Capital Stock redeemed                            609,184

Loan commitment fees payable                                             14,669

                                                                        840,885
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      202,861,387
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     151,896,680

Accumulated investment (loss)                                         (108,519)

Accumulated net realized gain (loss) on investments                  30,133,309

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             20,939,917
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      202,861,387

NET ASSET VALUE PER SHARE


                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       56,971,732            30,272,630           6,195,746           109,341,067              80,212

Shares Outstanding                    2,965,608             1,604,268             327,918             5,656,860               4,183
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          19.21                 18.87               18.89                19.33                19.18

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       1,224,749

Interest                                                                43,173

TOTAL INCOME                                                         1,267,922

EXPENSES:

Management fee--Note 2(a)                                            1,108,946

Distribution and service fees--Note 2(b)                               251,169

Interest expense--Note 4                                                14,569

Loan commitment fees--Note 4                                             1,757

TOTAL EXPENSES                                                       1,376,441

INVESTMENT (LOSS)                                                    (108,519)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             30,573,340

Net unrealized appreciation (depreciation) on investments            1,469,131

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              32,042,471

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                31,933,952

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)--net                          (108,519)            (341,834)

Net realized gain (loss) on investments        30,573,340            7,058,703

Net unrealized appreciation (depreciation)
   on investments                               1,469,131           18,185,744

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   31,933,952           24,902,613
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                (1,598,532)                   --

Class B shares                                  (519,276)                   --

Class C shares                                  (107,432)                   --

Class R shares                                (1,850,641)                   --

Class T shares                                      (700)                   --

TOTAL DIVIDENDS                               (4,076,581)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 31,326,186          87,568,401

Class B shares                                  4,242,813          10,111,646

Class C shares                                  1,419,589           3,098,549

Class R shares                                 10,087,810          50,612,334

Class T shares                                     74,598               2,330

Dividends reinvested:

Class A shares                                  1,527,611                 --

Class B shares                                    423,230                 --

Class C shares                                     61,914                 --

Class R shares                                  1,514,740                 --

Class T shares                                        700                 --


                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                               (68,322,821)         (53,668,857)

Class B shares                                (3,921,062)          (4,263,709)

Class C shares                                (1,549,261)          (1,751,689)

Class R shares                               (11,210,570)         (19,791,175)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (34,324,523)           71,917,830

TOTAL INCREASE (DECREASE) IN NET ASSETS       (6,467,152)           96,820,443
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           209,328,539          112,508,096

END OF PERIOD                                 202,861,387          209,328,539

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,716,951           5,612,113

Shares issued for dividends reinvested             89,073                 --

Shares redeemed                               (3,853,440)          (3,285,647)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,047,416)           2,326,466
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                       239,306             638,392

Shares issued for dividends reinvested             25,043                 --

Shares redeemed                                 (222,746)            (267,298)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,603             371,094
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        79,225             195,119

Shares issued for dividends reinvested              3,659                --

Shares redeemed                                  (87,032)            (109,042)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (4,148)               86,077
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       551,906            3,084,883

Shares issued for dividends reinvested             87,862                 --

Shares redeemed                                 (614,392)          (1,227,426)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      25,376           1,857,457
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,002                140

Shares issued for dividends reinvested                 41                --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       4,043                140

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 690 CLASS B SHARES REPRESENTING $12,213 WERE AUTOMATICALLY CONVERTED TO 679 CLASS A SHARES, AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 3,059 CLASS B SHARES REPRESENTING $48,938 WERE AUTOMATICALLY CONVERTED TO 3,028 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portlolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            April 30, 2000                                Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS A SHARES                                  (Unaudited)        1999         1998 (a)        1997         1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                               16.69        14.24        17.02          14.36          11.92          9.75

Investment Operations:

Investment income (loss)--net                         (.01)(b)     (.03)(b)     (.01)           .02            .04           .09

Net realized and
   unrealized gain (loss)
   on investments                                     2.86         2.48         (.29)          4.79           2.98          2.17

Total from
   Investment Operations                              2.85         2.45         (.30)          4.81           3.02          2.26

Distributions:

Dividends from
   investment income--net                               --           --         (.01)          (.01)          (.05)         (.09)

Dividends from net realized
   gain on investments                                (.33)          --        (2.47)         (2.14)          (.53)           --

Total Distributions                                  (.33)            --       (2.48)         (2.15)          (.58)         (.09)

Net asset value, end of period                      19.21          16.69       14.24          17.02          14.36         11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    17.31(c,d)     17.21(c)    (2.16)(c)      38.40          26.29         23.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                 .67(d)        1.35        1.35           1.35           1.35          1.35

Ratio of interest expense to
   average net assets                                 .01(d)         --          --             --             --            --

Ratio of net investment
   income (loss)
   to average net assets                             (.06)(d)       (.17)       (.19)           .16            .28           .86

Portfolio Turnover Rate                             48.60(d)       80.15       78.02          81.87          90.93         71.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       56,972       83,674      38,267          6,847          3,205         1,417

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            Six Months Ended
                                                                              April 30, 2000               Year Ended October 31
                                                                                                       ----------------------------
CLASS B SHARES                                                                    (Unaudited)           1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    16.46          14.16            14.65

Investment Operations:

Investment (loss)--net                                                                   (.08)(b)       (.15)(b)         (.06)

Net realized and unrealized gain (loss)
   on investments                                                                        2.82           2.45             (.43)

Total from Investment Operations                                                         2.74           2.30             (.49)

Distributions:

Dividends from net realized gain on investments                                          (.33)            --               --

Net asset value, end of period                                                          18.87          16.46            14.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                     16.88(d)       16.32            (3.41)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                        1.04(d)        2.10             1.66(d)

Ratio of interest expense to
   average net assets                                                                     .01(d)          --                --

Ratio of net investment (loss)
   to average net assets                                                                 (.42)(d)       (.92)             (.77)(d)

Portfolio Turnover Rate                                                                 48.60(d)       80.15             78.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  30,273          25,724           16,867

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                            Six Months Ended
                                                                              April 30, 2000               Year Ended October 31
                                                                                                        ----------------------------
CLASS C SHARES                                                                    (Unaudited)           1999             1998 (a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    16.48          14.17            14.65

Investment Operations:

Investment (loss)--net                                                                   (.08)(b)       (.15)(b)         (.06)

Net realized and unrealized gain (loss)
   on investments                                                                        2.82           2.46             (.42)

Total from Investment Operations                                                         2.74           2.31             (.48)

Distributions:

Dividends from net realized gain on investments                                          (.33)            --               --

Net asset value, end of period                                                          18.89          16.48             14.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                    16.92(d)       16.30             (3.28)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets                                        1.04(d)         2.10             1.66(d)

Ratio of interest expense to
   average net assets                                                                     .01(d)          --                  --

Ratio of net investment (loss)
   to average net assets                                                                 (.42)(d)        (.92)             (.77)(d)

Portfolio Turnover Rate                                                                 48.60(d)        80.15             78.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    6,196           5,473            3,485

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended
                                            April 30, 2000                                 Year Ended October 31,
                                                                   -----------------------------------------------------------------
CLASS R SHARES                                  (Unaudited)        1999          1998 (a)       1997          1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.77        14.28         17.03         14.36          11.92          9.76

Investment Operations:

Investment income--net                                 .01(b)      .01(b)         .01          .05             .07           .12

Net realized and unrealized
   gain (loss)
   on investments                                     2.88        2.48           (.26)        4.80            2.98          2.16

Total from
   Investment Operations                              2.89        2.49           (.25)        4.85            3.05          2.28

Distributions:

Dividends from
   investment income--net                               --          --           (.03)        (.04)           (.08)         (.12)

Dividends from net realized
   gain on investments                                (.33)         --          (2.47)       (2.14)           (.53)           --

Total Distributions                                   (.33)         --          (2.50)       (2.18)           (.61)         (.12)

Net asset value, end of period                       19.33       16.77          14.28        17.03           14.36         11.92
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     17.47(c)    17.44          (1.88)       38.88           26.61         23.57
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .55(c)     1.10           1.10         1.10            1.10          1.10

Ratio of interest expense to
   average net assets                                  .01(c)      --             --            --             --            --

Ratio of net investment income
   to average net assets                               .07(c)      .09            .05           .42            .57          1.11

Portfolio Turnover Rate                              48.60(c)    80.15          78.02         81.87          90.93         71.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      109,341     94,455         53,888        31,769         15,644        12,129

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                               Six Months Ended
                                                 April 30, 2000  Year Ended
CLASS T SHARES                                      (Unaudited)  October 31,
                                                                     1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      16.68       16.84

Investment Operations:

Investment (loss)--net                                     (.03)(b)    (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                          2.86        (.15)

Total from Investment Operations                           2.83        (.16)

Distributions:

Dividends from net realized gain on investments            (.33)          --

Net asset value, end of period                            19.18       16.68
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                      17.20(d)      .95(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average net assets           .80(d)      .34(d)

Ratio of interest expense to
   average net assets                                       .01(d)        --

Ratio of net investment (loss)
   to average net assets                                   (.14)(d)    (.06)(d)

Portfolio Turnover Rate                                   48.60(d)    80.15
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          80         2

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor' s 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized) , Class B (100 million shares authorized), Class C (100 million shares authorized) , Class R (66 million shares authorized) and Class T shares (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or
CDSC.   Each   class   of   shares   has   identical   rights  and  privileges,

except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate
of    return    that     The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $1,408 during the period ended April 30, 2000 from commissions earned on sales of fund shares.

(b) Distribution and service plan: Under the fund's Distribution Plan (the " Plan" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay
annually   up   to   .25%   of   the   value   of   their   average

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares, respectively. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for class T shares and determines the amounts, if any, to be paid to Agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $81,815, $105,177, $21,766 and $48, respectively, pursuant to the Plan, of which $51,863, $24,286, $4,997 and $17 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. Class B, Class C and Class T shares were charged $35,059, $7,256 and $48, respectively, pursuant to the service plan, of which $24,318, $6,446 and $17 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $98,326,470 and $142,417,048, respectively.


At  April  30,  2000, accumulated net unrealized appreciation on investments was
$20,939,917,   consisting  of  $37,779,090  gross  unrealized  appreciation  and
$16,839,173 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2000 was approximately $385,000, with a related weighted average annualized interest rate of 7.61%.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus Premier Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   330SA004



Dreyfus Premier

Small Cap

Value Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                           Small Cap Value Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Cap Value Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William P. Rydell.

The past six months have been favorable for small-cap stocks, which, as measured by the Russell 2000 Index, outpaced the performance of large-cap stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index. However, a closer look reveals that small-cap stocks experienced heightened volatility during the reporting period, rising and falling sharply in response to shifting investor preferences.

For example, during the last two months of 1999, small-cap stocks were generally outpaced by large-cap growth stocks -- particularly technology stocks -- in a fast-growing economy. Then, during the first two months of 2000, the large-capitalization sector of the stock market corrected sharply while small-cap stocks generally rose. In March and April, investor sentiment shifted once more, and large-cap companies generally provided higher returns than small-cap companies. In fact, small-cap stocks had their best performance ever in February followed, in March, by their worst performance relative to large-cap stocks since the small-cap market' s benchmark was created in January 1979

While it is too soon to determine whether these volatile changes signify a broadening of the market, we believe that many small-cap stocks -- particularly those in so-called "old economy" industry groups -- continue to be attractively valued relative to their large-cap counterparts.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Small Cap Value Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's Class A, B, C and R shares produced total returns of 2.92%, 2.56%, 2.46% and 3.00%, respectively.(1) In contrast, the Russell 2000 Value Index, which serves as the fund's benchmark, produced a total return of 8.20% for the same period, while the Russell 2000 Index, which includes small-cap growth as well as value stocks, provided a total return of 18.72%.(2

The public offering of the fund's Class T shares commenced on March 1, 2000. From March 1, 2000 through April 30, 2000, the fund produced a total return of 5.71% for Class T shares.(1)

Although the value style of investing outperformed the growth style during the final two months of the reporting period, growth stocks dominated small-cap returns when taking the entire six months into account. As a result, the fund, which adheres to a strict value investment discipline, underperformed the Russell 2000 Index, which measures a mixture of growth AND value. In addition, small-cap returns in the Russell 2000 Value Index were driven primarily by certain growth-oriented stocks with higher relative price-to-earnings ratios, such as biotechnology stocks. Our lack of exposure to these relatively expensive
stocks    hindered    the    fund'   s    relative    performance.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental valuation with a computer model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses 13 different characteristics -- including changes in earnings estimates and changes in price-to-earnings ratios -- to identify value among individual stocks.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the portfolio' s assets among industries and economic sectors in similar proportions as the Russell 2000 Value Index. We generally stay industry-neutral to prevent the fund from being adversely affected if a particular industry is out of favor during an investment period. By maintaining such a neutral stance, stock selection drives the fund's performance.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States economy was booming, international economies were improving and investors were no longer quite as fearful about a financial disaster taking place somewhere in the world. For the six-month reporting period, small-cap stocks, which are often shunned by investors when business conditions are uncertain, generally outperformed
large-cap    stocks.

However, investors clearly preferred technology companies, large and small. From November 1 to mid-March, "new economy" companies, those focused on the Internet and related technologies, completely dominated the market. A second group, biotechnology, was also extremely strong during that time period, as investors became excited about the potential effectiveness of gene therapy, a revolutionary way to treat cancer and other diseases. However, many Internet and biotechnology companies, which are plentiful in the Russell 2000 Index -- but less so in the Russell 2000 Value Index -- had little or no earnings and were excluded from our portfolio. That is because our investment process places a strong emphasis on a company's profitability. This hurt the fund's performance.

By mid-March, investors became concerned about a return of inflation and rising interest rates. The high-flying technology and biotechnology stocks sold off, and the "old economy" non-Internet-related companies bounced back. That development helped boost the fund's relative performance. However, it was not enough of a bounce back to make up for the prior four and a half months.


The fund' s top two performers during the reporting period, Kulicke & Soffa Industries and Integrated Device Technology, both fall under the technology category. We considered both of these semiconductor equipment manufacturers value stocks at the time of purchase because of their relatively modest stock prices. In addition, two oil drillers, Atwood Oceanics and Patterson Energy, benefited from rising oil prices, while a corporate buyout boosted the stock
price    of    Financial    Security    Assurance    Holdings.

Because of their low prices, many small-cap value companies merged or were acquired during the reporting period. The fund was able to benefit from many of these corporate buyouts, primarily from large-cap companies that were looking to expand into a particular market niche.

What is the fund's current strategy?

Areas of focus of our investment model continue to include companies that offer strong dividend yield, that are likely to produce positive earnings surprises and that, in our view, are able to show profits in excess of a company's cost of capital. Because of the considerable market volatility during the past six months, we have recently begun to increase the number of stocks held in the
portfolio,    in    seeking    to    manage    risk.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. TOTAL RETURN DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE
     RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                             The Fund

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS



COMMON STOCKS--96.5%                                                                             Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.4%

Coors (Adolph), Cl. B                                                                               500                   25,500

CONSUMER CYCLICAL--8.0%

Alaska Air Group                                                                                    700  (a)              20,125

American Eagle Outfiitters                                                                        1,200  (a)              20,400

Anchor Gaming                                                                                       400  (a)              16,100

Arvin Industries                                                                                  1,700                   36,975

BJ's Wholesale Club                                                                               1,100  (a)              38,981

Borg-Warner Automotive                                                                              800                   33,450

Ethan Allen Interiors                                                                             2,600                   69,388

Fossil                                                                                            1,500  (a)              31,125

Furniture Brands International                                                                    1,800  (a)              33,637

Harman International                                                                                600                   39,225

Kellwood                                                                                          1,200                   20,550

Ross Stores                                                                                       2,700                   56,025

Ryan's Family Steak House                                                                         4,500  (a)              44,016

SkyWest                                                                                             700                   29,487

Springs Industries, Cl. A                                                                           700                   28,744

Zale                                                                                              1,300  (a)              53,625

                                                                                                                         571,853

CONSUMER STAPLES--2.7%

Corn Products International                                                                       1,000                   24,000

Fleming                                                                                           1,200                   19,725

J & J Snack Foods                                                                                 1,100  (a)              17,531

Libbey                                                                                              600                   18,300

Performance Food Group                                                                            1,200  (a)              31,650

Riviana Foods                                                                                     2,300                   36,369

Tupperware                                                                                        1,400                   26,425

Universal Foods                                                                                   1,300                   21,369

                                                                                                                         195,369

ENERGY--9.3%

Atwood Oceanics                                                                                     900  (a)              54,563

Berry Petroleum, Cl. A                                                                            1,600                   25,300

California Water Service Group                                                                    1,100                   25,644

Energen                                                                                           2,900                   53,106

Equitable Resources                                                                               1,700                   78,838

Helmerich & Payne                                                                                 3,800                  118,988

Mitchell Energy & Development, Cl. A                                                              1,500                   35,812


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Northwestern                                                                                        900                   20,700

ONEOK                                                                                             1,800                   45,450

Patterson Energy                                                                                  1,000  (a)              28,250

Southwest Gas                                                                                     1,300                   24,781

Southwestern Energy                                                                               3,000                   25,500

Ultramar Diamond Shamrock                                                                           900                   22,275

Valero Energy                                                                                     1,000                   29,000

Varco International                                                                               2,100  (a)              26,250

Washington Gas Light                                                                              1,900                   48,687

                                                                                                                         663,144

HEALTH CARE--6.6%

ALPHARMA, Cl. A                                                                                     600                   23,175

Albany Molecular Research                                                                           700  (a)              30,712

Apria Healthcare Group                                                                            2,100  (a)              29,269

Bindley Western Industries                                                                        1,600                   27,900

Celera Genomics                                                                                     800  (a)              66,000

Datascope                                                                                         1,000                   33,125

First Health Group                                                                                  600  (a)              18,262

King Pharmaceuticals                                                                                700  (a)              34,563

Mentor                                                                                            1,100                   19,456

Patterson Dental                                                                                    800  (a)              38,500

Quest Diagnostics                                                                                   800  (a)              46,550

ResMed                                                                                              800  (a)              27,200

Trigon Healthcare                                                                                 1,000  (a)              35,938

Varian Medical Systems                                                                              600  (a)              24,000

Vertex Pharmaceuticals                                                                              400  (a)              20,900

                                                                                                                         475,550

INTEREST SENSITIVE--23.4%

Allied Capital                                                                                    1,500                   28,031

BRE Properties, Cl. A                                                                             1,500                   41,906

BSB Bancorp                                                                                       1,200                   23,700

BancorpSouth                                                                                      2,400                   37,050

BancWest                                                                                          1,100                   20,144

Banknorth Group                                                                                   1,600                   38,200

Bradley Real Estate                                                                               1,800                   32,512

CVB Financial                                                                                     3,100                   49,988

Cabot Industrial Trust                                                                            1,800                   34,650

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Chittenden                                                                                          900                   23,906

City National                                                                                     1,000                   36,813

Commerce Group                                                                                      900                   26,550

Corus Bankshares                                                                                  1,000                   24,922

Cullen/Frost Bankers                                                                              3,100                   76,531

Dain Rauscher                                                                                       400                   24,775

Doral Financial                                                                                   2,600                   31,037

Downey Financial                                                                                  2,400                   71,700

Eaton Vance                                                                                         900                   38,081

Fidelity National Financial                                                                         900                   13,275

Financial Security Assurance Holdings                                                               600                   44,288

First American Financial                                                                          1,100                   16,981

First Citizens BancShares, Cl. A                                                                    100                    6,313

First Industrial Realty Trust                                                                     1,200                   36,075

Franchise Finance Corp. of America                                                                2,800                   66,500

Gables Residential Trust                                                                          1,200                   28,800

Gallagher (Arthur J.)                                                                             1,600                   59,600

Harbor Florida Bancshares                                                                         1,400                   14,700

Health Care REIT                                                                                  1,500                   23,906

Hospitality Properties Trust                                                                      1,300                   28,925

Leucadia National                                                                                 1,300                   30,306

MAF Bancorp                                                                                       2,400                   45,000

MONY Group                                                                                        1,400                   43,313

Nationwide Health Properties                                                                      2,600                   34,450

North Fork Bancorp                                                                                2,200                   35,613

PFF Bancorp                                                                                       1,600                   22,500

Presidential Life                                                                                 2,700                   42,989

Professionals Group                                                                               1,500  (a)              26,531

Queens County Bancorp                                                                             1,000                   20,312

Radian Group                                                                                      1,400                   71,313

Reckson Associates Realty                                                                         2,800                   56,175

Regency Realty                                                                                    1,200                   26,550

Silicon Valley Bancshares                                                                           400  (a)              24,700

StanCorp Financial Group                                                                            800                   23,300

Washington Federal                                                                                1,300                   22,669

Webster Financial                                                                                 1,800                   38,475

Weingarten Realty Investors                                                                       1,100                   44,550


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Westamerica Bancorp                                                                               1,200                   30,075

Whitney Holding                                                                                     900                   31,387

                                                                                                                       1,670,067

INTERNET--.2%

Proxicom                                                                                            400                   13,675

PRODUCER GOODS--22.9%

ATMI                                                                                                900  (a)              34,650

Alexander & Baldwin                                                                               1,200                   25,200

AptarGroup                                                                                          700                   19,950

Belden                                                                                            1,000                   29,687

Brooks Automation                                                                                   300  (a)              26,906

Cable Design Technologies                                                                           900  (a)              30,825

Carpenter Technology                                                                              1,200                   24,075

Catellus Development                                                                              1,600  (a)              20,800

Chesapeake                                                                                          900                   28,125

Cleveland-Cliffs                                                                                  1,100                   27,019

Commercial Metals                                                                                 1,700                   49,938

Cytec Industries                                                                                  1,500  (a)              45,188

D.R. Horton                                                                                       4,300                   55,631

Dycom Industries                                                                                    400  (a)              20,800

Geon                                                                                                900                   19,688

Grace (W.R.) & Co.                                                                                2,700  (a)              35,100

H.B. Fuller                                                                                         400                   15,375

Helix Technology                                                                                    600                   30,637

IDEX                                                                                                800                   25,000

Kaufman & Broad Home                                                                              1,300                   25,025

Kaydon                                                                                            1,000                   23,375

Lincoln Electric Holdings                                                                         2,900                   55,236

Lubrizol                                                                                          1,500                   38,437

M.D.C. Holdings                                                                                   2,100                   40,031

Manitowoc                                                                                         1,200                   39,825

Milacron                                                                                          1,100                   20,075

OM Group                                                                                            500                   23,000

Olin                                                                                              1,200                   21,300

Pope & Talbot                                                                                     1,800                   38,138

Potlatch                                                                                          1,300                   51,269

Precision Castparts                                                                                 800                   33,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Pulte                                                                                             3,200                   68,800

Rayonier                                                                                            600                   28,162

Reliance Steel & Aluminum                                                                         1,600                   36,800

Roadway Express                                                                                   2,200                   51,700

Southdown                                                                                           900                   52,313

Spartech                                                                                          1,600                   55,600

Superior Industries International                                                                   700                   22,531

Tecumseh Products, Cl. A                                                                            800                   37,150

Terex                                                                                             1,500  (a)              23,438

Texas Industries                                                                                    800                   26,100

Thomas Industries                                                                                 2,600                   52,325

Toll Brothers                                                                                     1,700  (a)              36,869

Trinity Industries                                                                                1,000                   22,250

USFreightways                                                                                     1,400                   65,275

United Stationers                                                                                   600  (a)              20,025

Worthington Industries                                                                            1,700                   21,037

Webb (Del E.)                                                                                     2,700                   40,331

                                                                                                                       1,634,411

SERVICES--4.2%

Banta                                                                                               900                   17,606

CDI                                                                                                 900  (a)              20,250

CIBER                                                                                             1,300  (a)              23,481

Entercom Communications                                                                             500  (a)              21,250

Gaylord Entertainment                                                                               900                   21,544

Harland (John H.)                                                                                 1,400                   21,525

Interim Services                                                                                  1,500  (a)              25,687

Leap Wireless International                                                                         200  (a)              10,275

Rent-Way                                                                                          1,800  (a)              46,688

Scholastic                                                                                          600  (a)              28,012

Sea Containers, Cl. A                                                                             1,200                   27,300

True North Communications                                                                           900                   37,069

                                                                                                                         300,687

TECHNOLOGY--15.3%

Allaire                                                                                             300  (a)              16,519

Asyst Technologies                                                                                  300  (a)              16,050

Brooktrout                                                                                        1,700  (a)              45,900


COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Catapult Communications                                                                           1,200  (a)               9,975

Coherent                                                                                            400  (a)              23,125

Cohu                                                                                                600                   22,837

Credence Systems                                                                                    300  (a)              42,825

Cypress Semiconductor                                                                             1,400  (a)              72,713

ESS Technology                                                                                    1,800  (a)              23,400

Electro Scientific Industries                                                                       300  (a)              18,919

Electroglas                                                                                         900  (a)              34,875

Glenayre Technologies                                                                             1,200  (a)              15,825

Hadco                                                                                               300  (a)              24,694

Imation                                                                                             700  (a)              19,644

In Focus Systems                                                                                  1,000  (a)              29,937

Integrated Device Technology                                                                      2,100  (a)             100,931

KEMET                                                                                             1,100  (a)              81,950

Kulicke & Soffa Industries                                                                          900  (a)              70,481

Lam Research                                                                                        700  (a)              32,113

Littelfuse                                                                                          500  (a)              17,750

ONYX Software                                                                                       900  (a)              19,181

Phoenix Technologies                                                                              1,500  (a)              29,437

Plantronics                                                                                         400  (a)              35,400

Power-One                                                                                           500  (a)              34,125

Progress Software                                                                                 1,500  (a)              30,000

RadiSys                                                                                             700  (a)              28,962

Rogers                                                                                            1,000  (a)              67,375

Semtech                                                                                             700  (a)              47,731

Sybase                                                                                            1,400  (a)              28,263

Tektronix                                                                                           500                   28,938

Varian Semiconductor Equipment                                                                      400  (a)              26,900

                                                                                                                       1,096,775

UTILITIES--3.5%

Calpine                                                                                             300  (a)              27,450

Cleco                                                                                             1,100                   37,881

Conectiv                                                                                          1,600                   28,400

Idacorp                                                                                             800                   29,500

NSTAR                                                                                               800                   35,250

Public Service Company of New Mexico                                                              3,300                   59,400

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                    Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

RGS Energy Group                                                                                    500                   11,750

Sierra Pacific Resources                                                                          1,500                   22,688

                                                                                                                         252,319

TOTAL COMMON STOCKS

   (cost $6,803,170)                                                                                                   6,899,350
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.1%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS;

  Greenwich Capital Markets,

  5.72% dated 4/28/2000 to be
  repurchased at $150,072 on 5/1/2000,

  collateralized by $155,000

  Federal Home Loan Bank Bonds,

  6.75% due 2/15/2001, value $156,521

   (cost $150,000)                                                                              150,000                     150,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,953,170)                                                               98.6%                   7,049,350

CASH AND RECEIVABLES (NET)                                                                         1.4%                     102,139

NET ASSETS                                                                                       100.0%                   7,151,489

A   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(d)               6,953,170    7,049,350

Cash                                                                    104,816

Dividends and interest receivable                                         7,376

                                                                      7,161,542
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             9,878

Payable for shares of Capital Stock redeemed                                175

                                                                         10,053
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,151,489
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,778,693

Accumulated undistributed investment income--net                         10,061

Accumulated net realized gain (loss) on investments                   (733,445)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                 96,180
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,151,489



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,250,152             1,473,244             889,926              537,111                1,056

Shares Outstanding                      388,648               136,357              82,358               48,955                96.71
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.94                 10.80               10.81                10.97                10.92

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          64,986

Interest                                                                 4,135

TOTAL INCOME                                                            69,121

EXPENSES:

Management fee--Note 2(a)                                               43,373

Distribution and service plan fees--Note 2(b)                           15,633

Loan commitment fees--Note 4                                                54

TOTAL EXPENSES                                                          59,060

INVESTMENT INCOME--NET                                                  10,061
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (408,120)

Net unrealized appreciation (depreciation) on investments              569,239

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 161,119

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   171,180

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        April 30, 2000(a)         Year Ended
                                               (Unaudited)  October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                      10,061              (3,552)

Net realized gain (loss) on investments         (408,120)            (208,895)

Net unrealized appreciation (depreciation)
   on investments                                569,239              278,088

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     171,180               65,641
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                         --             (9,456)

Class R shares                                         --             (2,327)

TOTAL DIVIDENDS                                        --            (11,783)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                    771,033           1,354,136

Class B shares                                    651,968             575,937

Class C shares                                    272,828             173,901

Class R shares                                     12,363             405,000

Class T shares                                      1,000                  --

Dividends reinvested:

Class A shares                                         --               9,165

Class R shares                                         --               2,327

Cost of shares redeemed:

Class A shares                                (1,057,596)            (139,346)

Class B shares                                  (194,989)            (230,496)

Class C shares                                   (67,024)            (135,853)

Class R shares                                         --            (327,019)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS               389,583            1,687,752

TOTAL INCREASE (DECREASE) IN NET ASSETS          560,763            1,741,610
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,590,726           4,849,116

END OF PERIOD                                   7,151,489           6,590,726

Undistributed investment income--net               10,061                --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended

                                        April 30, 2000(a)         Year Ended

                                               (Unaudited)  October 31, 1999
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                        72,411             125,449

Shares issued for dividends reinvested                 --                 843

Shares redeemed                                 (100,581)             (12,631)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (28,170)             113,661
-------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                        61,247              54,531

Shares redeemed                                  (18,811)             (22,016)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      42,436              32,515
-------------------------------------------------------------------------------

CLASS C

Shares sold                                        26,245              15,787

Shares redeemed                                   (6,438)             (12,867)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      19,807               2,920
-------------------------------------------------------------------------------

CLASS R

Shares sold                                         1,150              36,359

Shares issued for dividends reinvested                 --                 214

Shares redeemed                                        --             (28,894)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,150               7,679
-------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                            97                 --

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 242 CLASS B SHARES REPRESENTING $2,490 WERE AUTOMATICALLY CONVERTED TO 240 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.





                                                                            Six Months Ended
                                                                              April 30, 2000             Year Ended October 31
                                                                                                        -------------------------

CLASS A SHARES                                                                    (Unaudited)           1999           1998(a)
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    10.63          10.45           12.50

Investment Operations:

Investment income--net                                                                    .03(b)         .01(b)          .03

Net realized and unrealized gain (loss)
   on investments                                                                         .28            .20           (2.08)

Total from Investment Operations                                                          .31            .21           (2.05)

Distributions:

Dividends from investment income--net                                                      --           (.03)            --

Net asset value, end of period                                                          10.94          10.63           10.45
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      2.92(d)        2.01          (16.40)(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .75(d)        1.50             .88(d)

Ratio of net investment income
   to average net assets                                                                  .25(d)         .12             .24(d)

Portfolio Turnover Rate                                                                 43.42(d)       53.87           19.72(d)
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   4,250          4,432           3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                            Six Months Ended

                                                                              April 30, 2000              Year Ended October 31
                                                                                                        --------------------------

CLASS B SHARES                                                                    (Unaudited)           1999           1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    10.54          10.41          12.50

Investment Operations:

Investment (loss)--net                                                                   (.01)(b)       (.07)(b)       (.02)

Net realized and unrealized gain (loss)
   on investments                                                                         .27            .20          (2.07)

Total from Investment Operations                                                          .26            .13          (2.09)

Net asset value, end of period                                                          10.80          10.54          10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      2.56(d)        1.25         (16.72)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.12(d)        2.25           1.32(d)

Ratio of net investment (loss)
   to average net assets                                                                 (.12)(d)       (.63)          (.20)(d)

Portfolio Turnover Rate                                                                 43.42(d)       53.87          19.72(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   1,473            990            639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.







                                                                            Six Months Ended

                                                                              April 30, 2000              Year Ended October 31
                                                                                                        --------------------------

CLASS C SHARES                                                                    (Unaudited)           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    10.55          10.41            12.50

Investment Operations:

Investment (loss)--net                                                                   (.02)(b)       (.07)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                                         .28            .21            (2.07)

Total from Investment Operations                                                          .26            .14            (2.09)

Net asset value, end of period                                                          10.81          10.55            10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      2.46(d)        1.34           (16.72)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.12(d)        2.25             1.32(d)

Ratio of net investment (loss)
   to average net assets                                                                 (.14)(d)       (.63)            (.19)(d)

Portfolio Turnover Rate                                                                 43.42(d)       53.87            19.72(d
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     890            660              621

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                            Six Months Ended

                                                                              April 30, 2000              Year Ended October 31
                                                                                                        --------------------------

CLASS R SHARES                                                                    (Unaudited)           1999             1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    10.65          10.47            12.50

Investment Operations:

Investment income--net                                                                    .04(b)         .04(b)           .04

Net realized and unrealized gain (loss)
   on investments                                                                         .28            .20            (2.07)

Total from Investment Operations                                                          .32            .24            (2.03)

Distributions:

Dividends from investment income--net                                                      --           (.06)             --

Net asset value, end of period                                                          10.97          10.65            10.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                                         3.00(c)        2.26           (16.24)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .62(c)        1.25              .73(c)

Ratio of net investment income
   to average net assets                                                                  .37(c)         .36              .38(c)

Portfolio Turnover Rate                                                                 43.42(c)       53.87            19.72(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                     537            509              420

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                           Six Months Ended
                                                           April 30, 2000(a)
CLASS T SHARES                                                   (Unaudited)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  10.34

Investment Operations:

Investment income--net                                                  .00(b,c

Net realized and unrealized gain (loss)
  on investments                                                        .58

Total from Investment Operations                                        .58

Net asset value, end of period                                        10.92
-------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                    5.71(e)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .31(e)

Ratio of net investment (loss)
  to average net assets                                                (.02)(e)

Portfolio Turnover Rate                                               43.42(e)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                     1

(A)  FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2000.

(B)  AMOUNT REPRESENTS LESS THAN $.01.

(C)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D)  EXCLUSIVE OF SALES CHARGE.

(E)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.


As of April 30, 2000, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:



                Class A             280,799           Class C             40,000

                Class B              40,000           Class R             40,214

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of
short-term   securities,   sales   of   foreign   currencies,   cur   The   Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

rency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund' s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(d) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $313,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $116,000 of the carryover expires in fiscal 2006 and $197,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses,
service    fees,    fees    and    expenses    of    non-    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fee). Each non-interested director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $34 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The
distributor    may    pay    one    or    more    agents    in

respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of
 . 25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $5,510, $4,868, $2,723 and $1, respectively, pursuant to the Plan, of which $4,082, $1,170, $703 and $1 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC and Class B, Class C and Class T shares were charged $1,622, $908 and $1, respectively, pursuant to the service plan of which $1,259, $587 and $1 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $3,330,489 and $2,937,622, respectively.

At April 30, 2000, accumulated net unrealized appreciation on investments was $96,180, consisting of $878,561 gross unrealized appreciation and $782,381 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.

                                                           For More Information

                        Dreyfus Premier Small Cap Value Fund

                        200 Park Avenue

                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   148SA004







Dreyfus Premier

Small Company

Stock Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            16   Financial Highlights

                            21   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                       Small Company Stock Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Small Company Stock Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Anthony Galise and James Wadsworth.

The past six months have been favorable for small-cap stocks, which, as measured by the Russell 2000 Index, outpaced the performance of large-cap stocks, as measured by the Standard & Poor's 500 Composite Stock Price Index. However, a closer look reveals that small-cap stocks experienced heightened volatility during the reporting period, rising and falling sharply in response to shifting investor preferences.

For example, during the last two months of 1999, small-cap stocks were generally outpaced by large-cap growth stocks -- particularly technology stocks -- in a fast-growing economy. Then, during the first two months of 2000, the large-capitalization sector of the stock market corrected sharply while small-cap stocks generally rose. In March and April, investor sentiment shifted once more, and large-cap companies generally provided higher returns than small-cap companies. In fact, small-cap stocks had their best performance ever in February followed, in March, by their worst performance relative to large-cap stocks since the small-cap market' s benchmark was created in January 1979

While it is too soon to determine whether these volatile changes signify a broadening of the market, we believe that many small-cap stocks -- particularly those in so-called "old economy" industry groups -- continue to be attractively valued relative to their large-cap counterparts.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Small Company Stock Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Anthony Galise and James Wadsworth, Portfolio Managers

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's Class A, B, C, R and T shares produced total returns of 16.79%, 16.44%, 16.43%, 16.95% and 16.68%, respectively.(1) In comparison, the Russell 2500 Index, the fund's benchmark, produced a total return of 22.00% for the same period.(2)

We attribute the fund' s underperformance to the fact that the Russell 2500's total return was dominated from the beginning of the fund's reporting period until mid-March by technology and biotechnology companies with little or no earnings, which we generally avoided. At that point, investors became concerned about the sky-high valuations in technology and biotech and shifted their attention to stocks that had lagged, typically "old economy" companies unrelated to the Internet. Our relative performance for the balance of the reporting period was much improved, but not enough to offset the earlier underperformance

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small- and mid-cap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer analysis with human judgment.

The computer model identifies and ranks stocks within an industry based on three broad concepts. The first one is relative value, or how a stock is priced relative to its perceived intrinsic worth. The second is relative growth, or how a company's profit growth compares to other companies in its industry. The third factor is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gained from their fundamental analysis, we select what we believe are the most attractive of the top-ranked The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

securities in the model. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also be invested in that sector.

What other factors influenced the fund's performance?

At the beginning of the reporting period, the United States economy was booming, international economies were improving and investors were no longer quite as fearful about a financial disaster taking place somewhere in the world. For the six-month reporting period, small-cap stocks, which are often shunned by investors when business conditions are uncertain, generally outperformed
large-cap    stocks.

However, investors clearly preferred technology companies, large and small. From November 1 to mid-March, "new economy" companies -- those focused on the Internet and related technologies -- completely dominated the market. A second group, biotechnology, was also extremely strong during that period, as investors became excited about the potential effectiveness of gene therapy, a revolutionary way to treat cancer and other diseases. Many Internet and biotechnology companies, which are plentiful in the Russell 2500 Index, had little or no earnings and were excluded from our portfolio. That is because our investment process places a strong emphasis on a company's profitability. This hurt the fund's performance.

By mid-March, investors became concerned about a return of inflation and rising interest rates. The high-flying technology and biotechnology stocks sold off, and the "old economy" -- non-Internet-related companies -- bounced back. That development helped boost the fund's relative performance. However, it was not enough of a bounce back to make up for the prior four and a half months.

Indeed, the fund's best performing stock during the reporting period, Calpine, typifies our strategy: the company is profitable and it is a leader in its market niche. As an independent power company, the company is benefiting from
the    shortage    of    electric    power    supply

nationwide. Another type of shortage, oil, is powering many energy-related stocks, such as BJ Services, which has benefited from higher oil and natural gas prices and the resulting increase in drilling activity.

Although technology does not dominate the portfolio, it still had a positive impact on performance. For example, Check Point Software Technologies, one of the fund's top performers, helps corporate clients throughout the world maintain Internet security. The recent "I Love You" e-mail virus that disabled computers worldwide is a vivid example of just one of the many challenges Check Point
helps    combat.

What is the fund's current strategy?

We plan to continue to focus our investment strategy and methodology on seeking companies that we believe have strong earnings growth and are selling at reasonable valuation levels. In addition, we currently intend to continue to participate in new economy stocks, primarily technology and Internet-related companies, taking time to carefully select those stocks that, in our view, offer
the    best    relative    value.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: FACTSET RESEARCH SYSTEMS, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY RECOGNIZED UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--98.2%                                                                             Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.3%

Canandaigua Brands, Cl. A                                                                        28,210  (a)           1,421,079

COMPUTER HARDWARE--3.6%

Brocade Communications Systems                                                                   29,900  (a)           3,707,600

Electronics For Imaging                                                                          40,870  (a)           2,135,457

Extreme Networks                                                                                 33,910  (a)           1,954,064

Network Appliance                                                                                56,660  (a)           4,189,299

Zebra Technologies, Cl. A                                                                        51,710  (a)           2,947,470

                                                                                                                      14,933,890

CONSUMER CYCLICAL--7.6%

Ames Department Stores                                                                           57,690  (a)           1,034,814

Applied Power, Cl. A                                                                             54,390                1,556,914

BJ's Wholesale Club                                                                              43,430  (a)           1,539,051

Bed Bath & Beyond                                                                                66,780  (a)           2,449,991

Borg-Warner Automotive                                                                           50,480                2,110,695

Continental Airlines, Cl. B                                                                      51,280  (a)           2,051,200

Darden Restaurants                                                                               83,020                1,530,681

Dollar Tree Stores                                                                               43,610  (a)           2,523,929

Ethan Allen Interiors                                                                            77,850                2,077,622

Family Dollar Stores                                                                            116,700                2,224,594

Liz Claiborne                                                                                    30,336                1,404,936

Polaroid                                                                                         49,920                1,007,760

Ross Stores                                                                                     104,740                2,173,355

Ryan's Family Steak House                                                                       204,620  (a)           2,001,439

Speedway Motorsports                                                                             64,330  (a)           1,539,899

Tower Automotive                                                                                102,750  (a)           1,605,469

Zale                                                                                             50,890  (a)           2,099,212

                                                                                                                      30,931,561

CONSUMER STAPLES--2.4%

Dial                                                                                            104,830                1,461,068

Energizer Holdings                                                                               93,400  (a)           1,593,637

Pepsi Bottling Group                                                                            108,710                2,344,059

SUPERVALU                                                                                       116,675                2,413,714

Suiza Foods                                                                                      48,347  (a)           1,882,511

                                                                                                                       9,694,989

ENERGY--7.0%

BJ Services                                                                                     108,500  (a)           7,622,125

Devon Energy                                                                                     58,820                2,834,389


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Kerr-McGee                                                                                       42,070                2,177,122

Kinder Morgan                                                                                   121,310                3,677,209

MCN Energy Group                                                                                 71,340                1,779,041

Newfield Exploration                                                                             66,450  (a)           2,699,531

Noble Drilling                                                                                   86,700  (a)           3,462,581

Smith International                                                                              36,070  (a)           2,741,320

Ultramar Diamond Shamrock                                                                        60,990                1,509,503

                                                                                                                      28,502,821

HEALTH CARE--10.0%

AmeriSource Health, Cl. A                                                                       134,160  (a)           2,683,200

Bard (C.R.)                                                                                      36,360                1,583,933

Chiron                                                                                           30,420  (a)           1,376,505

Forest Laboratories                                                                              36,710  (a)           3,085,934

Genzyme                                                                                          62,870  (a)           3,068,842

IDEXX Laboratories                                                                               51,140  (a)           1,342,425

Lincare Holdings                                                                                 77,890  (a)           2,375,645

MedImmune                                                                                        26,510  (a)           4,239,943

Millennium Pharmaceuticals                                                                       39,300  (a)           3,119,437

Minimed                                                                                          32,820  (a)           4,034,809

Mylan Laboratories                                                                               76,760                2,178,065

Orthodontic Centers of America                                                                  155,740  (a)           3,299,741

Regeneron Pharmaceuticals                                                                        43,510  (a)           1,242,754

Waters                                                                                           40,210  (a)           3,809,897

Watson Pharmaceuticals                                                                           76,810  (a)           3,451,649

                                                                                                                      40,892,779

INTEREST SENSITIVE--15.4%

Allmerica Financial                                                                              23,830                1,289,799

Ambac Financial Group                                                                            58,860                2,825,280

Apartment Investment & Management, Cl. A                                                         57,590                2,289,203

Bank United, Cl. A                                                                               62,020                2,058,289

Boston Properties                                                                               103,420                3,606,772

Camden Property Trust                                                                            67,290                1,909,354

Charter One Financial                                                                           115,200                2,340,000

City National                                                                                   100,400                3,695,975

Duke Realty Investments                                                                          83,490                1,810,689

Edwards (A.G.)                                                                                   75,260                2,831,657

Franchise Finance Corp. of America                                                               63,100                1,498,625

                                                             The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Gallagher (Arthur J.)                                                                            74,040                2,757,990

GreenPoint Financial                                                                             46,670                  869,229

H&R Block                                                                                        57,970                2,423,871

Hartford Life, Cl. A                                                                             30,560                1,505,080

Hibernia, Cl. A                                                                                 154,370                1,640,181

Investment Technology Group                                                                      51,127  (a)           1,917,263

M&T Bank                                                                                          6,286                2,761,126

Mack-Cali Realty                                                                                 63,850                1,644,138

Mercantile Bankshares                                                                            88,300                2,516,550

Mutual Risk Management                                                                           93,490                1,466,624

Old Kent Financial                                                                               57,613                1,735,592

Pacific Gulf Properties                                                                          51,767                1,112,991

People's Bank                                                                                    63,600                1,295,850

Peoples Heritage Financial Group                                                                142,270                1,858,402

Pinnacle Holdings                                                                                24,680  (a)           1,386,708

Protective Life                                                                                  73,650                1,753,791

Radian Group                                                                                     74,544                3,797,085

TCF Financial                                                                                    93,900                2,194,913

Waddell & Reed Financial, Cl. A                                                                  75,795                2,018,042

                                                                                                                      62,811,069

INTERNET--2.5%

Checkpoint Software Technologies                                                                 20,240  (a)           3,501,520

F5 Networks                                                                                      28,110  (a)           1,312,386

GlobeSpan                                                                                        35,370  (a)           3,360,150

S1                                                                                               17,940  (a)             974,366

SonicWALL                                                                                         8,330  (a)             503,965

24/7 Media                                                                                       40,780  (a)             800,308

                                                                                                                      10,452,695

PRODUCER GOODS & SERVICES--9.2%

American Power Conversion                                                                        83,100  (a)           2,934,469

American Standard                                                                                57,880  (a)           2,373,080

AptarGroup                                                                                       68,940                1,964,790

Bowater                                                                                          20,000                1,100,000

CK Witco                                                                                        101,390                1,191,333

CNF Transportation                                                                               72,330                2,020,719

Cabot                                                                                            92,120                2,487,240

Caraustar Industries                                                                             48,130                  730,974


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Cordant Technologies                                                                             33,340                1,887,877

Cytec Industries                                                                                 72,190  (a)           2,174,724

Louisiana Pacific                                                                                86,040                1,150,785

Martin Marietta Materials                                                                        34,000                1,802,000

Mead                                                                                             29,670                1,032,887

Placer Dome                                                                                      79,270                  644,069

Quanta Services                                                                                  51,125  (a)           2,374,117

Reynolds Metals                                                                                  35,270                2,345,455

Snap-on                                                                                          55,710                1,472,833

Southdown                                                                                        36,789                2,138,361

Sybron International                                                                             65,830  (a)           2,048,959

Temple-Inland                                                                                    25,380                1,272,173

Timken                                                                                           52,230                  966,255

USX-U.S. Steel Group                                                                             63,950                1,602,747

                                                                                                                      37,715,847

SEMICONDUCTORS--9.3%

Dallas Semiconductor                                                                            105,490                4,529,477

Kopin                                                                                            51,710  (a)           4,004,293

Lattice Semiconductor                                                                            39,120  (a)           2,635,710

PMC-Sierra                                                                                       28,920  (a)           5,549,025

Power Integrations                                                                               48,880  (a)           1,112,020

QLogic                                                                                           31,300  (a)           3,139,781

RF Micro Devices                                                                                 38,460  (a)           4,002,244

Semtech                                                                                          48,980  (a)           3,339,824

TranSwitch                                                                                       34,990  (a)           3,081,307

TriQuint Semiconductor                                                                           34,520  (a)           3,549,087

Vitesse Semiconductor                                                                            43,980  (a)           2,993,389

                                                                                                                      37,936,157

SERVICES--10.2%

American Management Systems                                                                      79,450  (a)           2,939,650

Avis Rent A Car                                                                                  73,090  (a)           1,480,073

Convergys                                                                                        80,860  (a)           3,557,840

DST Systems                                                                                      25,990  (a)           1,928,133

Hispanic Broadcasting                                                                            42,200  (a)           4,264,837

Houghton Mifflin                                                                                 26,800                1,113,875

Mail-Well                                                                                       167,130  (a)           1,493,724

MarchFirst                                                                                       37,116  (a)             791,035

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

National Information Consortium                                                                  42,478  (a)             525,665

Powertel                                                                                         20,620  (a)           1,386,695

Robert Half International                                                                        57,220  (a)           3,497,572

SFX Entertainment                                                                                30,990  (a)           1,289,959

SunGuard Data Systems                                                                            97,630  (a)           3,374,337

Telephone & Data Systems                                                                         26,700                2,723,400

U.S. Interactive                                                                                 98,280  (a)           1,633,905

Univision Communications, Cl. A                                                                  28,400  (a)           3,102,700

Western Wireless, Cl. A                                                                          43,100  (a)           2,141,531

Westwood One                                                                                     47,660  (a)           1,685,973

Young & Rubicam                                                                                  50,950                2,837,278

                                                                                                                      41,768,182

TECHNOLOGY--14.4%

Allaire                                                                                          44,640  (a)           2,457,990

American Tower, Cl. A                                                                            76,620  (a)           3,562,830

CheckFree Holdings                                                                               30,552  (a)           1,552,424

Cognex                                                                                           37,620  (a)           2,139,638

Entrust Technologies                                                                             52,410  (a)           2,574,641

Harmonic                                                                                         22,710  (a)           1,676,282

Jabil Circuit                                                                                   111,900  (a)           4,580,906

New Era Of Networks                                                                              48,600  (a)           1,524,825

Plantronics                                                                                      25,660  (a)           2,270,910

Powerwave Technologies                                                                           24,060  (a)           5,005,984

Rational Software                                                                                38,290  (a)           3,259,436

SCI Systems                                                                                      57,400  (a)           3,056,550

Safeguard Scientifics                                                                            53,250  (a)           2,223,188

Sawtek                                                                                           44,600  (a)           2,132,438

Scientific-Atlanta                                                                               92,780                6,036,499

Siebel Systems                                                                                   50,100  (a)           6,156,037

Vignette                                                                                        122,290  (a)           5,892,849

Vishay Intertechnology                                                                           32,500  (a)           2,725,937

                                                                                                                      58,829,364

UTILITIES--6.3%

Allegiance Telecom                                                                               21,920  (a)           1,550,840

Broadwing                                                                                       120,650  (a)           3,415,903

Calpine                                                                                         133,790  (a)          12,241,785

DQE                                                                                              75,890                2,902,792


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

McLeodUSA, Cl. A                                                                                 70,230  (a)           1,755,750

Montana Power                                                                                    91,270                4,021,584

                                                                                                                      25,888,654

TOTAL COMMON STOCKS

   (cost $326,671,876)                                                                                               401,779,087
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.0%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement;

Goldman, Sachs & Co., 5.67% dated

  4/28/00, due 5/1/00 in the amount

  of $8,128,839 (fully collateralized by

  $8,217,000 U.S. Government Securities,

  value $8,288,613)

   (cost $8,125,000)                                                                          8,125,000                 8,125,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $334,796,876)                                                            100.2%               409,904,087

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)                  (935,431)

NET ASSETS                                                                                       100.0%                408,968,656

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1 (c)                             334,796,876  409,904,087

Cash                                                                    76,403

Receivable for investment securities sold                           13,716,289

Dividends and interest receivable                                       71,090

Receivable for shares of Capital Stock subscribed                       26,243

                                                                   423,794,112
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           428,165

Payable for investment securities purchased                          14,349,103

Payable for shares of Capital Stock redeemed                             48,188

                                                                     14,825,456
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      408,968,656
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     327,611,469

Accumulated investment (loss)                                         (609,493)

Accumulated net realized gain (loss) on investments                   6,859,469

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                             75,107,211
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      408,968,656

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       20,146,348            24,711,907            4,162,623          359,939,223                8,555

Shares Outstanding                    1,034,359             1,321,477              222,514           18,308,065              439.866
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          19.48                18.70                 18.71                19.66                19.45

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $593 foreign taxes withheld at source)        1,866,548

Interest                                                               157,059

TOTAL INCOME                                                         2,023,607

EXPENSES:

Management fee--Note 2(a)                                            2,460,748

Distribution and service fees--Note 2(b)                               169,284

Loan commitment fees--Note 4                                             3,068

TOTAL EXPENSES                                                       2,633,100

INVESTMENT (LOSS)                                                    (609,493)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             24,240,952

Net unrealized appreciation (depreciation) on investments           36,952,368

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              61,193,320

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                60,583,827

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                           April 30, 2000          Year Ended

                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (609,493)            (340,985)

Net realized gain (loss) on investments        24,240,952         (13,424,852)

Net unrealized appreciation (depreciation)
   on investments                              36,952,368          42,306,665

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   60,583,827          28,540,828
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 29,319,079          58,145,411

Class B shares                                  2,852,955           5,744,035

Class C shares                                    572,390           1,523,010

Class R shares                                 48,667,124         115,299,579

Class T shares                                      7,240               1,000

Cost of shares redeemed:

Class A shares                               (27,791,524)         (57,554,573)

Class B shares                                (5,933,778)          (9,200,611)

Class C shares                                  (930,984)          (2,306,158)

Class R shares                               (55,895,601)         (64,595,908)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (9,133,099)          47,055,785

TOTAL INCREASE (DECREASE) IN NET ASSETS        51,450,728          75,596,613
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           357,517,928         281,921,315

END OF PERIOD                                 408,968,656         357,517,928

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended

                                           April 30, 2000          Year Ended

                                              (Unaudited)  October 31, 1999(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                     1,565,186           3,518,240

Shares redeemed                               (1,471,659)          (3,463,986)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      93,527              54,254
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       159,285             363,147

Shares redeemed                                 (326,898)            (581,757)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (167,613)            (218,610)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        31,629              95,223

Shares redeemed                                  (52,117)            (145,202)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (20,488)             (49,979)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     2,563,804           6,958,746

Shares redeemed                               (2,938,488)          (3,920,202)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (374,684)           3,038,544
--------------------------------------------------------------------------------

CLASS T

SHARES SOLD                                           380                  60

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED APRIL 30, 2000, 25,657 CLASS B SHARES REPRESENTING $451,765 WERE AUTOMATICALLY CONVERTED TO 24,676 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 19,186 CLASS B SHARES REPRESENTING $303,709 WERE AUTOMATICALLY CONVERTED TO 18,546 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                            April 30, 2000                                    Year Ended October 31,
                                                                   --------------------------------------------------------------

CLASS A SHARES                                  (Unaudited)        1999          1998           1997          1996       1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.67        15.18         18.89         15.13          13.09      10.07

Investment Operations:

Investment income (loss)--net                         (.05)(a)     (.04)(a)      (.02)         (.04)          (.02)       .02

Net realized and
   unrealized gain (loss)
   on investments                                     2.86         1.53         (2.78)         4.52           2.48       3.03

Total from
   Investment Operations                              2.81         1.49         (2.80)         4.48           2.46       3.05

Distributions:

Dividends from investment
   income--net                                          --           --           --            --             --        (.03)

Dividends from net realized gain
   on investments                                       --           --          (.91)         (.72)          (.42)       --

Total Distributions                                     --           --          (.91)         (.72)         (.42)      (.03)

Net asset value, end of period                       19.48        16.67         15.18          18.89         15.13      13.09
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                 16.79(c)      9.81        (15.42)         30.73         19.22      30.31
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .75(c)      1.50          1.50           1.50          1.50       1.50

Ratio of net investment
   income (loss)
   to average net assets                              (.25)(c)     (.25)         (.32)          (.35)         (.16)       .10

Portfolio Turnover Rate                              40.10(c)     43.32         47.44          39.18         49.03      56.00
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       20,146      15,688        13,462          9,190         3,884      1,359

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            April 30, 2000                                    Year Ended October 31,
                                                                    -------------------------------------------------------------

CLASS B SHARES                                  (Unaudited)         1999          1998          1997           1996     1995(a)
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.06         14.75         18.51         14.95          13.05       9.49

Investment Operations:

Investment (loss)--net                                (.11)(b)      (.16)(b)      (.11)         (.03)          (.07)       (.03)

Net realized and unrealized
   gain (loss)
   on investments                                     2.75          1.47         (2.74)         4.31           2.39        3.59

Total from
   Investment Operations                              2.64          1.31         (2.85)         4.28           2.32        3.56

Distributions:

Dividends from net realized
   gain on investments                                  --           --           (.91)         (.72)          (.42)        --

Net asset value, end of period                       18.70         16.06         14.75         18.51          14.95        13.05
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                 16.44(d)       8.88       (16.10)         29.72          18.17        37.51(d)
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                1.12(d)        2.25         2.25           2.25           2.24         1.95(d)

Ratio of investment (loss)
   to average net assets                             (.60)(d)       (.99)       (1.07)         (1.02)          (.93)        (.56)(d)

Portfolio Turnover Rate                             40.10(d)       43.32        47.44          39.18          49.03        56.00
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      24,712        23,918       25,183         19,257          4,633        1,025

(A) FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                          Six Months Ended

                                            April 30, 2000                                  Year Ended October 31,
                                                                   ---------------------------------------------------------------

CLASS C SHARES                                  (Unaudited)        1999          1998           1997          1996      1995(a)
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.07        14.75         18.52          14.95          13.04        9.49

Investment Operations:

Investment income
   (loss)--net                                        (.11)(b)     (.16)(b)      (.14)           .01           (.09)       (.01)

Net realized and
   unrealized gain
   (loss) on investments                              2.75         1.48         (2.72)          4.28           2.42        3.56

Total from
   Investment Operations                              2.64         1.32         (2.86)          4.29           2.33        3.55

Distributions:

Dividends from net realized
   gain on investments                                  --          --           (.91)          (.72)          (.42)        --

Net asset value,
   end of period                                     18.71        16.07         14.75          18.52          14.95        13.04
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                 16.43(d)      8.88        (16.08)         29.79          18.27        37.41(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 1.12(d)      2.25          2.25           2.25           2.25         1.14(d)

Ratio of investment (loss)
   to average net assets                              (.61)(d)     (.99)        (1.08)         (1.01)          (.93)        (.33)(d)

Portfolio Turnover Rate                              40.10(d)     43.32         47.44          39.18          49.03        56.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       4,163        3,906         4,323          3,647            514          147

(A) FROM DECEMBER 19, 1994 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1995.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                          Six Months Ended

                                            April 30, 2000                                   Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                  (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               16.81         15.27         18.96         15.15          13.10         10.07

Investment Operations:

Investment income
   (loss)--net                                        (.02)(a)       .00(a,b)     (.01)          .00(b)         .01           .04

Net realized and
   unrealized gain
   (loss) on investments                              2.87          1.54         (2.77)         4.53           2.48          3.04

Total from
   Investment Operations                              2.85          1.54         (2.78)         4.53           2.49          3.08

Distributions:

Dividends from investment
   income--net                                          --            --          --            --             (.02)         (.05)

Dividends from net realized
   gain on investments                                  --            --          (.91)         (.72)          (.42)          --

Total Distributions                                     --            --          (.91)         (.72)          (.44)         (.05)

Net asset value,
   end of period                                    19.66          16.81         15.27         18.96          15.15         13.10
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                    16.95(c)       10.08        (15.31)        31.04          19.43         30.70
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                .62(c)         1.25          1.25          1.25           1.25          1.25

Ratio of net investment
   income (loss) to
   average net assets                               (.11)(c)         --           (.07)          .02            .09           .35

Portfolio Turnover Rate                            40.10(c)        43.32         47.44         39.18          49.03         56.00
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     359,939       314,005       238,953       244,292        112,209        44,091

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                               Six Months Ended

                                                 April 30, 2000    Year Ended

CLASS T SHARES                                      (Unaudited)    October 31,
                                                                       1999(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                  16.67          16.70

Investment Operations:

Investment (loss)--net                                 (.09)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                      2.87           (.01)

Total from Investment Operations                       2.78           (.03)

Net asset value, end of period                        19.45          16.67
--------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                  16.68(d)        (.18)(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                 .87(d)         .35(d)

Ratio of net investment income (loss)
   to average net assets                               (.43)(d)       (.14)(d)

Portfolio Turnover Rate                               40.10(d)       43.32
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     9              1

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(TM ) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of
shares   has   identical   rights   and   privileges,   except  with   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate
of    return    that

is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counterparty default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,349,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $2,362,000 of the carryover expires in fiscal 2006 and $13,987,000 expires in fiscal 2007.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund' average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts
required    to    be    paid    by    the    Company    directly

to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

DSC retained $2,103 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: The fund has adopted a Distribution Plan (the " Plan" ) pursuant to Rule 12b-1 under the Act relating to its Class A, Class B, Class C, and Class T shares. Under the Plan, the fund may pay annually up to
 . 25% of the value of the average daily net assets attributable to its Class A shares to compensate the distributor for shareholder servicing activities and for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares may pay the distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C shares and Class T shares. During the period ended April 30,
2000, Class A, Class B, Class C and Class T shares were charged $21,374, $95,366, $15,558 and $6, respectively, pursuant to the Plan, of which $12,240, $20,538, $3,428 and $2 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $31,789, $5,185 and $6, respectively, pursuant to the service plan, of which $21,179, $3,772 and $2, respectively, were paid to DSC.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of the majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $155,426,070 and $167,517,710, respectively.

At  April 30, 2000, accumulated net unrealized appreciation on investments was $
75,107,211,   consisting  of  $110,165,432  gross  unrealized  appreciation  and
$35,058,221 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of the borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTES

                                                           For More Information

                        Dreyfus Premier Small Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                          Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                          Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                          Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                          Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   385SA004

Dreyfus Premier

Tax Managed

Growth Fund

SEMIANNUAL REPORT April 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured
           * Not Bank-Guaranteed
           * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier

                                                        Tax Managed Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Tax Managed Growth Fund, covering the six-month period from November 1, 1999 through April 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's
portfolio   manager,   Fayez  Sarofim,  of  Fayez  Sarofim  & Co.,  the  fund's
sub-investment adviser.

The past six months have been highly volatile -- but generally rewarding -- for investors in large-cap U.S. stocks. While the market's advance during the last two months of 1999 was led primarily by technology stocks and large-cap growth stocks in a fast-growing economy, the large-cap sector of the stock market corrected substantially during the first quarter of 2000, causing large-cap stocks to generally underperform small- and mid-cap stocks during those three months.

In mid-March, investor sentiment appeared to shift once more. Faced with evidence that inflationary pressures were building, a major measure of technology stock performance, the Nasdaq Composite Index, fell substantially between mid-March and the end of April, including a considerably large single-day drop on April 14. Many "old economy" stocks declined less severely, and some value-oriented stocks gained ground amid renewed investor interest. While it is too soon to determine whether this broadening of the market is likely to persist, we believe that it may be a positive sign for the stock market overall.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Premier Tax Managed Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
May 15, 2000




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the six-month period ended April 30, 2000, the fund's total return was 3.06% for Class A shares, 2.70% for Class B shares, 2.70% for Class C shares and 2.90% for Class T shares.(1) For the same period, the total return of the Standard & Poor' s 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was 7.18%.(2)

We attribute the fund's relative underperformance to the narrow base of stocks supporting the market's rise. Much of the market's advance during the period was driven by strong performance among technology-related stocks. Since the S&P 500 Index is more heavily exposed to such companies than the fund, the Index produced higher returns than the fund. Nevertheless, we are pleased that the fund produced a positive return in a volatile market while maintaining our commitment to reasonably priced, high quality investments.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner particularly well suited to the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We buy and sell relatively few stocks during the course of the year, thereby minimizing investors' tax liabilities and reducing the fund's trading costs. During the six-month reporting
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

period, the fund maintained a turnover rate of less than 5%, well within our goal of an annual turnover rate below 15% during normal market conditions.

What other factors influenced the fund's performance?

As mentioned earlier, much of the S& P 500 Index's rise was driven by technology-related companies. While the fund benefited from owning significant positions in some of these, our investment process determined that prices of most technology stocks were higher than warranted by company fundamentals. Although many of the most richly valued technology stocks declined sharply in March and April 2000, they still failed to meet our investment criteria.

A wide range of macroeconomic, industry- and company-specific issues also affected the fund's performance. High marketing costs and weak consumer spending in many emerging markets around the world created difficulties for multinational consumer products companies. Several fund holdings, such as Coca-Cola, Gillette and Procter & Gamble, delivered disappointing earnings, which hurt stock prices. Rising interest rates took a toll on the stocks of many financial services companies, a sector that is traditionally sensitive to interest rates. Several fund holdings, such as Federal National Mortgage Association and Berkshire Hathaway, suffered with the sector despite strong company fundamentals.

Stocks of the fund's pharmaceutical holdings suffered throughout the first half of the reporting period due to concerns over expiring drug patents and new U.S. limits on Medicare reimbursements. However, many of these stocks rebounded in March and April 2000, as the market focused on future revenue opportunities.

What is the fund's current strategy?

Much of the fund's current strategy is based on our sector selection process, an analysis designed to identify industries likely to enjoy long-term growth. For example, developments in biotechnology and demographic shifts toward an aging population in developed countries have created long-term trends favorable to the health care industry. Trends toward growing global wealth have created opportunities for financial services firms with a well-established global presence and consumer products companies with globally recognized brand names. These conditions have led us to maintain the fund's emphasis on the health care, consumer staples and financial services industries, and to de-emphasize commodities and basic industries. Our investment discipline has led us away from technology companies with stock prices higher than we judge to be warranted by their financial strength and growth rates.

As of April 30, 2000, the long-term economic trends that have led us to emphasize health care, financial services and consumer staples appear to remain in place. Specifically, the U.S. economy has continued to perform well. Despite rising interest rates, inflation remained low while consumer confidence remained high -- and the global economy demonstrated continuing signs of improvement. Accordingly, we have seen little reason to alter our asset allocation model. Nor have we observed changes in company fundamentals that might lead us to make significant changes among our individual holdings.

May 15, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

April 30, 2000 (Unaudited)

COMMON STOCKS--97.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--3.9%

DailmerChrysler                                                                                  55,175                3,176,010

Ford Motor                                                                                      180,000                9,843,750

General Motors                                                                                   15,000                1,404,375

                                                                                                                      14,424,135

BANKING--4.7%

Bank of America                                                                                  78,948                3,868,452

Chase Manhattan                                                                                 125,000                9,007,813

Sun Trust Banks                                                                                  95,000                4,821,250

                                                                                                                      17,697,515

CAPITAL GOODS--7.7%

Emerson Electric                                                                                 70,000                3,841,250

General Electric                                                                                105,000               16,511,250

Honeywell International                                                                          90,000                5,040,000

Rockwell International                                                                           90,000                3,543,750

                                                                                                                      28,936,250

COMMUNICATIONS--5.1%

Bell Atlantic                                                                                    70,000                4,147,500

BellSouth                                                                                       160,000                7,790,000

SBC Communications                                                                              161,320                7,067,832

                                                                                                                      19,005,332

COMPUTERS--15.3%

Cisco Systems                                                                                   240,000  (a)          16,638,750

EMC Corp                                                                                         50,000                6,946,875

Hewlett-Packard                                                                                 100,000               13,500,000

International Business Machines                                                                 100,000               11,162,500

Microsoft                                                                                       125,000  (a)           8,718,750

                                                                                                                      56,966,875

ELECTRONICS--9.2%

Conexant Systems                                                                                 55,000  (a)           3,293,125

Intel                                                                                           245,000               31,069,063

                                                                                                                      34,362,188

ENERGY--5.3%

BP Amoco, ADS                                                                                   130,000                6,630,000

Chevron                                                                                          40,000                3,405,000

Exxon Mobil                                                                                     117,806                9,152,054

Royal Dutch Petroleum, ADR                                                                       12,000                  688,500

                                                                                                                      19,875,554


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC.--9.4%

American Express                                                                                 40,000                6,002,500

Associates First Capital, Cl. A                                                                 185,166                4,108,371

Citigroup                                                                                       190,000               11,293,125

Federal National Mortgage Association                                                           130,000                7,840,625

Goldman Sachs Group                                                                              30,000                2,797,500

Merrill Lynch                                                                                    30,000                3,058,125

                                                                                                                      35,100,246

FOOD & DRUGS--1.7%

Walgreen                                                                                        225,000                6,328,125

FOOD, BEVERAGE & TOBACCO--5.2%

Coca-Cola                                                                                       175,000                8,235,937

PepsiCo                                                                                         185,000                6,787,188

Philip Morris Cos.                                                                              200,000                4,375,000

                                                                                                                      19,398,125

HEALTH CARE--14.6%

Abbott Laboratories                                                                             140,000                5,381,250

American Home Products                                                                          100,000                5,618,750

Bristol-Myers Squibb                                                                            100,000                5,243,750

Johnson & Johnson                                                                               110,000                9,075,000

Merck & Co.                                                                                     145,000               10,077,500

Pfizer                                                                                          450,000               18,956,250

                                                                                                                      54,352,500

HOUSEHOLD & PERSONAL PRODUCTS--3.9%

Colgate-Palmolive                                                                                90,000                5,141,250

Gillette                                                                                        125,000                4,625,000

Procter & Gamble                                                                                 80,000                4,770,000

                                                                                                                      14,536,250

INSURANCE--3.5%

Berkshire Hathaway, Cl. A                                                                            79  (a)           4,684,700

Berkshire Hathaway, Cl. B                                                                            15  (a)              28,742

Marsh & McLennan                                                                                 85,000                8,377,812

                                                                                                                      13,091,254

MEDIA/ENTERTAINMENT--3.7%

Fox Entertainment Group, Cl. A                                                                  120,000  (a)           3,090,000

McDonald's                                                                                      130,000                4,956,250

Tricon Global Restaurants                                                                        12,500  (a)             426,563

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA/ENTERTAINMENT (CONTINUED)

Viacom, Cl. B                                                                                   100,000  (a)           5,437,500

                                                                                                                      13,910,313

PUBLISHING--1.4%

McGraw-Hill Cos.                                                                                100,000                5,250,000

RETAIL--1.9%

Wal-Mart Stores                                                                                 130,000                7,198,750

TRANSPORTATION--.8%

Norfolk Southern                                                                                130,000                2,291,250

United Parcel Service, Cl. B                                                                      8,200                  545,300

                                                                                                                       2,836,550

TOTAL COMMON STOCKS

   (cost $311,345,348)                                                                                               363,269,962
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADS, Cum., $.4228

   (cost $1,391,500)                                                                             55,000                2,420,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------


U.S. TREASURY BILLS;

5.58%, 7/13/2000

   (cost $7,772,979)                                                                          7,862,000                7,772,530
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $320,509,827)                                                            100.0%              373,462,492

LIABILITIES, LESS CASH AND RECEIVABLES                                                              .0%                (145,430)

NET ASSETS                                                                                       100.0%              373,317,062

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           320,509,827  373,462,492

Cash                                                                    183,396

Receivable for shares of Capital Stock subscribed                       768,116

Dividends receivable                                                    488,568

                                                                    374,902,572
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           587,014

Payable for shares of Capital Stock redeemed                            998,496

                                                                      1,585,510
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      373,317,062
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     321,668,353

Accumulated investment (loss)                                          (758,782)

Accumulated net realized gain (loss) on investments                    (545,174)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            52,952,665
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      373,317,062


NET ASSET VALUE PER SHARE

                                                           Class A      Class B      Class C        Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           87,438,751  212,474,039   66,017,276      7,386,996

Shares Outstanding                                        4,801,123   11,873,003    3,690,820        407,883
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 18.21        17.90        17.89          18.11

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $41,809 foreign taxes withheld at source)     2,435,151

Interest                                                               285,203

TOTAL INCOME                                                         2,720,354

EXPENSES:

Management fee--Note 2(a)                                            2,000,202

Distribution and service plan fees--Note 2(b)                        1,476,137

Loan commitment fees--Note 4                                             2,797

TOTAL EXPENSES                                                       3,479,136

INVESTMENT (LOSS)                                                     (758,782)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                               (309,624)

Net unrealized appreciation (depreciation) on investments           10,575,988

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              10,266,364

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 9,507,582

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2000           Year Ended
                                               (Unaudited)    October 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (758,782)          (1,012,047)

Net realized gain (loss) on investments          (309,624)            (235,550)

Net unrealized appreciation (depreciation)
   on investments                              10,575,988           35,117,606

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,507,582           33,870,009
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 15,458,220           55,621,236

Class B shares                                 37,319,651          115,526,681

Class C shares                                 12,380,554           42,487,916

Class T shares                                    324,499            3,980,373

Cost of shares redeemed:

Class A shares                                (13,409,715)         (11,628,031)

Class B shares                                (22,303,882)         (14,203,323)

Class C shares                                (10,472,976)          (6,908,718)

Class T shares                                 (1,615,776)          (1,137,798)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  17,680,575          183,738,336

TOTAL INCREASE (DECREASE) IN NET ASSETS        27,188,157          217,608,345
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           346,128,905          128,520,560

END OF PERIOD                                 373,317,062          346,128,905

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2000          Year Ended
                                               (Unaudited)   October 31, 1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                       867,285            3,316,225

Shares redeemed                                  (759,527)            (682,806)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     107,758            2,633,419
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,128,620            6,940,466

Shares redeemed                                (1,282,156)            (844,926)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     846,464            6,095,540
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       704,832           2,553,452

Shares redeemed                                 (603,430)            (412,700)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     101,402           2,140,752
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        18,094             243,702

Shares redeemed                                   (90,764)            (68,513)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (72,670)            175,189

(A) DURING THE PERIOD ENDED APRIL 30, 2000, 10,038 CLASS B SHARES REPRESENTING $173,240 WERE AUTOMATICALLY CONVERTED TO 9,878 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 1999, 23,432 CLASS B SHARES REPRESENTING $393,822 WERE AUTOMATICALLY CONVERTED TO 23,192 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                             Six Months Ended
                                                                               April 30, 2000          Year Ended October 31
                                                                                                  -----------------------
CLASS A SHARES                                                                     (Unaudited)         1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    17.67         14.77         12.50

Investment Operations:

Investment income--net                                                                    .01(b)        .09(b)        .05

Net realized and unrealized gain (loss)
   on investments                                                                         .53          2.81          2.23

Total from Investment Operations                                                          .54          2.90          2.28

Distributions:

Dividends from investment income--net                                                      --            --          (.01)

Net asset value, end of period                                                          18.21         17.67         14.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      3.06(d)      19.64         18.26(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .67(d)       1.35          1.34(d)

Ratio of net investment income
   to average net assets                                                                  .07(d)        .15           .52(d)

Portfolio Turnover Rate                                                                   .26(d)       1.26           .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  87,439        82,943        30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             Six Months Ended
                                                                               April 30, 2000          Year Ended October 31
                                                                                                     -----------------------
CLASS B SHARES                                                                     (Unaudited)         1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    17.43         14.67         12.50

Investment Operations:

Investment (loss)                                                                        (.05)(b)      (.15)(b)      (.02)

Net realized and unrealized gain (loss)
   on investments                                                                         .52          2.91          2.19

Total from Investment Operations                                                          .47          2.76          2.17

Net asset value, end of period                                                          17.90         17.43         14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      2.70(d)      18.81         17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.05(d)       2.10          2.09(d)

Ratio of investment (loss)
   to average net assets                                                                 (.30)(d)      (.60)         (.27)(d)

Portfolio Turnover Rate                                                                   .26(d)       1.26           .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 212,474       192,196        72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                             Six Months Ended
                                                                               April 30, 2000          Year Ended October 31
                                                                                                     -----------------------
CLASS C SHARES                                                                     (Unaudited)         1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    17.42         14.66         12.50

Investment Operations:

Investment (loss)                                                                        (.05)(b)      (.14)(b)      (.02)

Net realized and unrealized gain (loss)
   on investments                                                                         .52          2.90          2.18

Total from Investment Operations                                                          .47          2.76          2.16

Net asset value, end of period                                                          17.89         17.42         14.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      2.70(d)      18.74      17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                  1.05(d)       2.10          2.09(d)

Ratio of investment (loss)
   to average net assets                                                                 (.30)(d)      (.60)         (.26)(d)

Portfolio Turnover Rate                                                                   .26(d)       1.26           .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                  66,017        62,533        21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                             Six Months Ended
                                                                               April 30, 2000          Year Ended October 31
                                                                                                     -----------------------
CLASS T SHARES                                                                     (Unaudited)         1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                    17.60         14.74         12.50

Investment Operations:

Investment income (loss)--net                                                            (.01)(b)       .12(b)        .03

Net realized and unrealized gain (loss)
   on investments                                                                         .52          2.74          2.22

Total from Investment Operations                                                          .51          2.86          2.25

Distributions:

Dividends from investment income--net                                                      --            --         (. 01)

Net asset value, end of period                                                          18.11         17.60         14.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                      2.90(d)      19.40         17.97(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                   .80(d)       1.60          1.59(d)

Ratio of net investment income (loss)
   to average net assets                                                                 (.05)(d)      (.10)          .25(d)

Portfolio Turnover Rate                                                                   .26(d)       1.26           .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   7,387         8,457         4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The  fund's  financial  statements  are  prepared  in accordance with generally
accepted   accounting  principles  which  may  require  the  use  of

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(C) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The  fund  has  an  unused  capital  loss  carryover  of  approximately $236,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not
applied,    the    carryover    expires    in    fiscal    2007.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees,
taxes,    interest,    commitment    fees,    Rule    12b-1
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

distribution fees and expenses, service fees, and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the
Manager    to    the    non-interested    Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

DSC retained $6,160 during the period ended April 30, 2000 from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A may pay annually up to . 25% of the value of its average daily net assets to compensate the distributor for shareholder servicing activities and for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B, Class C and Class T shares pay the distributor for distributing their shares at an aggregate annual rate of .75%, of the value of the average daily net assets of Class B and Class C shares, respectively, and . 25% of the value of the average daily net assets of Class T shares. The distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which Class B, Class C and Class T shares pay the distributor for providing certain services to the holders of Class B, Class C and Class T shares a fee at the annual rate of
 .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended April 30, 2000, Class A, Class B, Class C and Class T shares were charged $107,491, $767,441, $244,228 and $9,877, respectively, pursuant to the Plan, of which $42,608, $172,990, $53,723 and $2,052 for Class A, Class B, Class C and Class T shares, respectively, were paid to DSC. During the period ended April 30, 2000, Class B, Class C and Class T shares were charged $255,814, $81,409 and $9,877, respectively, pursuant to the service plan, of which $223,377, $77,513 and $9,528 for Class B, Class C and Class T shares, respectively, were paid to DSC.

Under its terms, the Plan and service plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan or service plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2000, amounted to $21,323,129 and $925,594, respectively.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

At  April  30,  2000, accumulated net unrealized appreciation on investments was
$52,952,665,   consisting  of  $77,327,376  gross  unrealized  appreciation  and
$24,374,711 gross unrealized depreciation.

At April 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2000, the fund did not borrow under the Facility.


NOTES

                                                           For More Information

                        Dreyfus Premier Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Advisor

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Advisor

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                   149SA004